                             AXA PREMIER VIP TRUST
                               2002 ANNUAL REPORT
l
U.S. ECONOMIC REVIEW AND OUTLOOK
The U.S. economy recovered in 2002, but the recovery proved to be uneven, if not erratic. Indeed, at times, it appeared that the economy was racing ahead, while other times it seemed to be at a standstill. For the year ending in December, Real GDP is estimated to have increased about 3%, close to our expectations for the year. However, the recovery was not smooth, as there was a lot of volatility from one quarter to the next. Indeed, Real GDP growth surged 5% in the first quarter; slowed to 1.25% in the second quarter; sped-up to 4% in the third quarter; and, appears to have slowed again, rising between 1 to 1.5% in the fourth quarter.

The volatility in the economy was, in some ways, driven by a host of financial and geopolitical issues and concerns. Following a strong rebound in the first quarter, economic growth was undermined in the second quarter by news of massive corporate-accounting fraud and concerns about corporate governance. And following a strong rebound in the third quarter, economic growth was hurt at year-end by ongoing weakness in the equity markets and by threat of another war between the U.S. and Iraq.

Despite all of the ups-and-downs, the consumer continued to spend. Real consumer spending rose 3% in 2002 led by strong gains in durable goods sales. Housing was another bright spot in the last year. Sales of new and existing homes were close to record levels. Accordingly, housing starts and building permits were lifted by strong demand for housing and both starts and permits ended the year at the highest levels since the late 1980s.

Capital spending remained weak in 2003, as firms were pressured to cut costs and improve their financial position. This, no doubt, forced firms to continue shedding labor and delay new hiring, which pushed the unemployment rate up to 6% by the end of the year. The jobless rate, just like the economy, went on a roller-coaster ride, falling to roughly 5.5% during the first and third quarters when economic growth was fast, rising to 6% during the second and fourth periods when growth was unusually slow.

Monetary policy became more accommodating over the course of the year. In November, the Federal Reserve decided to lower the federal funds rate 50 basis points to 1.25% (a 40-year low) due to "heightened political risks" and worries that business would be reluctant to spend and hire. Fiscal policy remained highly stimulative in 2002, evident by the surge in defense spending and the Bush Administration has proposed a $100 billion tax cut for 2003 to help get the economy moving again.

OUTLOOK
We remain optimistic for 2003, and expect real GDP to grow by 4%. Although the risk of war with Iraq remains, the outlook for 2003 continues to brighten. Not only has the business sector gone through a major recessionary cleansing of its capital spending, inventory, payroll and borrowing positions, but stimulus is becoming broader and is now benefiting sectors like manufacturing that need it most. If war does occur, it would seem that only a long and messy conflict could derail the positive trends now emerging.


The preceding commentary was prepared by Joseph C. Carson, Senior Vice President & U.S. Economist at Alliance Capital Management L.P. Alliance is one of the investment advisers to AXA Premier VIP Trust. The views expressed do not necessarily express the opinions of all the investment advisers of AXA Premier VIP Trust.

PORTFOLIO COMMENTARY AND PERFORMANCE

 NOTES ON PERFORMANCE . . . . . . . . . . . . .     3
 AXA Premier VIP Large Cap Growth Portfolio . .     4
 AXA Premier VIP Large Cap Core Equity Portfolio    5
 AXA Premier VIP Large Cap Value Portfolio. . .     6
 AXA Premier VIP Small/Mid Cap Growth Portfolio     7
 AXA Premier VIP Small/Mid Cap Value Portfolio.     8
 AXA Premier VIP International Equity Portfolio     9
 AXA Premier VIP Technology Portfolio . . . . .    10
 AXA Premier VIP Health Care Portfolio. . . . .    11
 AXA Premier VIP Core Bond Portfolio. . . . . .    12

l
NOTES ON PERFORMANCE
Performance of each of the AXA Premier VIP Trust portfolios as shown on the following pages, compares each portfolio's performance to that of a broad-based securities index. Each of the portfolio's annualized rates of return is net of investment management fees, 12b-1 fees (applicable to class B shares), and operating expenses of the portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the AXA Premier VIP Trust portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.


GROWTH OF $10,000 INVESTMENT
The charts shown on the following pages illustrate the total value of an assumed investment in both Class A and Class B shares (if applicable) of each portfolio of the AXA Premier VIP Trust. The periods illustrated are from the inception dates shown through December 31, 2002. These results assume reinvestment of dividends and capital gains. The total value shown for each portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.


THE BENCHMARKS
--------------
Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.


RUSSELL 1000(R) GROWTH INDEX
Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


RUSSELL 1000(R) VALUE INDEX
Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.


STANDARD & POOR'S 500 INDEX
Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.


RUSSELL 2500(R) GROWTH INDEX
Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


RUSSELL 2500(R) VALUE INDEX
Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.


RUSSELL 1000(R) TECHNOLOGY INDEX
Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 index) that are deemed technology companies by the Russell sector classification scheme.


RUSSELL 1000(R) HEALTH CARE INDEX
Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.


LEHMAN BROTHERS AGGREGATE BOND INDEX
Considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities.

l
AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO
PORTFOLIO COMMENTARY
Growth stocks within the U.S. large capitalization market continued to struggle in 2002. For the third consecutive year, growth stocks underperformed their value counterparts (as measured by the Russell 1000 Growth and Russell 1000 Value benchmarks, respectively) and fell in excess of 20%. This phenomenon was echoed in the small cap sector of the market as well, as investors generally shied away from the growth companies that had been the crux of the market boom in the late 1990s. However, this trend subsided later in 2002 and, by the second half of the year, the performance of the growth index moved more in line with value. In the fourth quarter of the year, the market saw a rally in severely beaten down growth names, particularly in Technology and Telecomm, leading to the first positive quarterly returns since 2001.

The challenging market of 2002 was particularly difficult for stock selection in the growth arena, and the portfolio's performance suffered accordingly. The single most disappointing holding for the portfolio was Tyco International - a company that has been under severe scrutiny for deceptive practices. Although this holding was eliminated from the portfolio by the second half of the year, it subtracted a sizable amount of value. Several technology holdings also detracted from the portfolio's performance. Siebel Systems, Network Appliance and Flextronics were some of the negative stock selections in this sector. An average overweight in the Technology sector also hurt performance, as it was the worst-performing sector in the benchmark.

Positive contributors to perfomance included the portfolio's allocations in the Financial Services and Auto & Transportation sectors. Several securities also had significant positive contributions to active performance. The top performer was Progressive Corp, an insurer in the Financial Services sector, which has been one of the portfolio's largest holding throughout the year.

PORTFOLIO ADVISERS
* Alliance Capital Management L.P.
* Dresdner RCM Global Investors LLC
* TCW Investment Management Company
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . $79.2 million
Number of Issues. . . . . . . . . . . . . . . . . . . . . . . . . . .. . 101
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Microsoft Corp. . . . . . . . . . . . . . . . .  . . .Systems Software
Pfizer, Inc. . . . . . . . . . . . . . . . . . . .  . . . . Pharmaceuticals
Dell Computer Corp. . . . . . . . . . . . . .. . Computer Hardware
Wal-Mart Stores, Inc.. . . . . . . . General Merchandise Stores
General Electric Co.. . . . . . . .   . . .Industrial Conglomerates
Progressive Corp. . . . . . . . . . .  . . . . . . . . . . . . . .Insurance
Amgen, Inc. . . . . . . . . . . . . . . .  . . . . . . . . .  Biotechnology
Johnson & Johnson . . . . . . . . . .. . . . . . .  .Pharmaceuticals
American International Group, Inc.   . . . . . .  . . . . . Insurance
Maxim Integrated Products, Inc. . . . . . . . . .. Semiconductors

ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . . . . . . . .  . . . . . . . . 93.7%
Foreign Stock and ADRs . . . . . . . . . . . . . . . . . . . . . . .1.7%
Cash & Other . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .4.6%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1         SINCE
                                       MONTH    YEAR      INCEPT.*
Portfolio - A Shares                   7.64%   (31.00)%   (31.00)%
Portfolio - B Shares                    7.50   (31.20)    (31.20)
Russell 1000 Growth Index               7.15   (27.88)    (27.88)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
Portfolio - Class A Shares	Portfolio - Class B Shares	Russell 1000 Growth
12/01		10,000		10,000				10,000
1/02		9,580			10,140				9,823
2/02		9,040			10,223				9,415
3/02		9,440			10,039				9,741
4/02		8,570			10,215				8,946
5/02		8,320			10,274				8,730
6/02		7,650			10,279				7,922
7/02		7,100			10,310				7,487
8/02		7,160			10,499				7,509
9/02		6,410			10,624				6,730
10/02		7,090			10,596				7,348
11/02		7,490			10,637				7,747
12/02		6,900			10,821				7,212
l
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
PORTFOLIO COMMENTARY
The U.S. large capitalization stock market, as represented by the S&P 500 Index, finished the year deep in negative territory.  In fact, 2002 marked the third consecutive calendar year of negative returns and the second in double-digit negative territory.  The year also was marked by a series of corporate scandals and allegations of fraud, which greatly heightened investor anxiety and added to the market's volatility.

Value stocks dominated growth stocks throughout most of 2002, and their relative outperformance was particularly strong during the first half of the year (as measured by the Russell 1000 Value and Russell 1000 Growth benchmarks, respectively). By the third and fourth quarters, value outperformed growth by only a small margin.

The complementary styles of the portfolio's three advisers helped to balance each other in this difficult market environment. The portfolio's performance in 2002 tracked very closely to the S&P 500 benchmark, with value-oriented components of the portfolio, in particular, contributing the most to performance. Stock selection, namely in the Consumer Discretionary sector (AOL Time Warner and Comcast Corp) and the Telecommunication Services sectors (Sprint
PCS) detracted slightly from relative performance. Conversely, the single largest value contributor was an underweight in Tyco International. This stock was held by only one of the portfolio's advisers for the purpose of keeping their respective sleeve's risk characteristics in line with its benchmark. The portfolio had overweight positions in several Financial stocks, such as Washington Mutual, U.S. Bancorp and Prudential Financial, and these holdings contributed positively to performance.

On balance, sector allocation had a neutral impact on performance. Value lost with small underweights in the outperforming Materials and Telecomm Services sectors were offset by positive contributions from an overweight in Financials and an underweight in Information Technology.

PORTFOLIO ADVISERS
* Alliance Capital Management L.P. (Bernstein Unit)
* Janus Capital Management LLC
* Thornburg Investment Management, Inc.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .$51.0 million
Number of Issues. . . . . . . . . . . . . . . . . . .  . . . . . . . . . 219

LARGEST EQUITY HOLDINGS,AS OF 12/31/02
Microsoft Corp. . . . . . . . . . . . . . . . . . . . Systems Software
Pfizer, Inc. . . . . . . . . . . . . . . . . .  . . . . . .Pharmaceuticals
Fannie Mae . . . . . . . . . . . . . . . . . . . . Diversified Financials
Morgan Stanley . . . . . . . . . . . . . .. . .  Diversified Financials
General Electric Co.. . . . . . . . . . . Industrial Conglomerates
Washington Mutual, Inc. . . . . . . . . . . . . . . .. . . . . . Banks
SLM Corp. . . . . . . . . . . . . . . . . . . . . .Diversified Financials
AOL Time Warner, Inc.. . . . . . . . . . . . . . . .  . . . .  . Media
Bank of New York Co., Inc. . . . . . . . . . . . . .. . . . . . .Banks
Johnson & Johnson . . . . . . . . . . . . . .  . . .Pharmaceuticals

ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stocks . . . . . . . . . . . . . . . . . . . . . . . . . .  88.6%
Foreign Stock and ADR's . . . . . . . . . . . . . . . . . . . . . .3.6%
U.S. Government Securities . . . . . . . . . . . . . . . . . . . . .4.1%
Cash & Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.7%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1        SINCE
                                       MONTH    YEAR     INCEPT.*
Portfolio - A Shares                    6.98%  (22.34)%   (22.34)%
Portfolio - B Shares                    6.86   (22.53)    (22.53)
S&P 500 Index                           8.43   (22.09)    (22.09)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares		S&P 500
12/01		10,000			10,000				10,000
1/02		9,860			9,860				9,853
2/02		9,620			9,610				9,664
3/02		9,910			9,900				10,027
4/02		9,320			9,320				9,419
5/02		9,270			9,270				9,350
6/02		8,590			8,580				8,684
7/02		7,950			7,940				8,007
8/02		8,040			8,020				8,060
9/02		7,260			7,250				7,183
10/02		7,830			7,820				7,817
11/02		8,210			8,190				8,277
12/02		7,766			7,747				7,791
                                       5
l
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
PORTFOLIO COMMENTARY
U.S. large capitalization value stocks outperformed their growth counterparts in
2002 for the third consecutive year in a row.  However, this trend was more pronounced in the first and second quarters, and by the second half of the year, the performance of the Russell 1000 Growth Index moved more in line with the
Russell 1000 Value Index. This year was also the second in a row in which large capitalization value stocks (as measured by the Russell 1000 Value Index) landed in negative territory.

The broad equity market, as represented by the S&P 500 index, also experienced a difficult year by losing 22% of its value over the period. Investor anxiety in a post-Enron world continued to add to the market's volatility as a string of companies came under severe scrutiny for their accounting and management practices.

Securities within the Materials & Processing sector had the most negative impact on the portfolio's performance in 2002 due to significant holdings in Tyco International. Stock selection in the Health Care sector also subtracted value, most notably Tenet Healthcare, which underwent extreme scrutiny for questionable billing practices and payments. However, an overweight in this sector helped to offset some of the negative impact from stock selection. Another positive contributors included an underweight in the Utility sector. In Consumer Staples, holdings such as Anheuser Busch, Kellogg and the British company Diageo performed well and added value on a relative basis.

PORTFOLIO ADVISERS
* Alliance Capital Management L.P.
* Institutional Capital Corporation
* MFS Investment Management
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . .  . . . . . . $88.4 million
Number of Issues. . . . . .  . . . . . . . . . . . . . . . .  . 172
L RGEST EQUITY HOLDINGS, AS OF 12/31/02
Citigroup, Inc. . . . . . . . . . . . . . .. . . Diversified Financials
ConocoPhillips . . . . . . . . . . . . . . . .  Integrated Oil & Gas
Bank of America Corp. . . . . . . .   . . . . . . . . . . . . . Banks
Pfizer, Inc. . . . . . . . . . . . . . . . .   . . . .  . Pharmaceuticals
Fannie Mae . . . . . . . . . . . . . . . . . .. Diversified Financials
Wyeth . . . . . . . . . . . . . . . . . .    . . . . . . Pharmaceuticals
Cendant Corp. . . . . . . . . . Commercial Services & Supplies
Northrop Grumman Corp. . . .. . . . . .. Aerospace & Defense
Liberty Media Corp., Class A . . . . . . . . . . . . . . .  . . Media
Gannett Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . Media
ASSET MIX DISTRIBUTION,AS OF 12/31/02
Domestic Stocks . . . . . . . . . . . . . . . . . . . . . . . .  87.5%
Foreign Stock and ADRs . . . . . . . . . . . . . . . . . . . .8.3%
Cash & Other. . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1        SINCE
                                       MONTH    YEAR     INCEPT.*
Portfolio - A Shares                    5.61%  (19.63)%   (19.63)%
Portfolio - B Shares                    5.48   (19.84)    (19.84)
Russell 1000 Value Index                9.22   (15.52)    (15.52)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares	Russell 1000 Value
12/01		10,000			10,000				10,000
1/02		9,760			9,750				9,923
2/02		9,730			9,730				9,939
3/02		10,130			10,130				10,409
4/02		9,840			9,840				10,052
5/02		9,880			9,870				10,102
6/02		9,180			9,170				9,522
7/02		8,460			8,450				8,637
8/02		8,580			8,570				8,702
9/02		7,610			7,600				7,735
10/02		8,000			7,980				8,308
11/02		8,370			8,360				8,831
12/02		8,037			8,016				8,448
l
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
PORTFOLIO COMMENTARY
Growth equities struggled in general in 2002, but smaller issues in the U.S.
market were hit particularly hard.  For the third consecutive year, growth stocks underperformed their value counterparts (as measured by the Russell 2500
Growth and Russell 2500 Value benchmarks, respectively), falling nearly 30%, while value declined just under 10%.  In fact, 2002 marked the worst year on record for the Russell 2500 Growth Index, second only to the Russell 2000 Growth
Index of small capitalization stocks.  In the second half of the year, growth and value moved more in line with each other, both in the third quarter which was extremely negative, and the fourth, when the market moved higher in absolute terms for the first time since 2001.

The portfolio's performance during the year was hurt by stock selection decisions, particularly in Technology and related sectors. Holdings such as Verisign, Citrix Systems, Macrovision and Netegrity were some of the worst performers, along with several Health Care names like Genzyme and Cytyc Corp. The fourth quarter proved especially difficult for several of the managers as "lower quality" issues with negligible earnings growth estimates, particularly in the Technology and Telecomm space, rallied from their lows. Since this type of low-quality company typically is not owned in the portfolio, performance temporarily suffered as the managers stuck to their investment disciplines.

Several sector allocation decisions were positive contributors to relative performance. An average underweight in the Health Care sector throughout the year helped, as did a slight overweight in the Energy sector. The individual securities that performed well came from a diverse range of sectors. Regeneration Technologies, Inc. (Health Care), RMH Teleservices (Telecommunications) and Willis Group Holdings (Financial Services) were among the portfolio's biggest winners.

Other portfolio highlights for 2002 included the appointment of Provident Investment Counsel, Inc. as a new adviser to the portfolio. Provident replaced MFS Investment Management, who served as one of the original advisers to the portfolio. Provident's role in the portfolio is to provide exposure mainly to mid-capitalization companies.
PORTFOLIO ADVISERS
* Alliance Capital Management L.P.
* Provident Investment Counsel, Inc.
* RS Investment Management, L.P.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . $87.8 million
Number of Issues. . . . . . . . . . . . . . . . . . . . . . . . . . . . .238

L RGEST EQUITY HOLDINGS,AS OF 12/31/02
Manpower, Inc. . . . . . . . . . .  Commercial Services & Supplies
SupportSoft, Inc. . . . . . . . . . . . . . . . . . . . . . Pharmaceuticals
Bed Bath & Beyond, Inc. . . . . . . . . . . . . . . .  Specialty Stores
Alliant Techsystems, Inc. . . . . . . . . . . .  Aerospace & Defense
RMH Teleservices, Inc. . . . . . . ..Diversified Telecomm. Services
Michaels Stores, Inc. . . . . . . . . . . . . . . . . . .  Specialty Stores
National-Oilwell, Inc.. . . . . . . . Oil & Gas Equipment & Services
Regeneration Technologies, Inc. . . . . . . . . . . . .  Biotechnology
L-3 Communications Holdings, Inc.. . . . . .Aerospace & Defense
Accredo Health, Inc. . . . . . . .Health Care Equipment & Services

ASSET MIX DISTRIBUTION,AS OF 12/31/02
Domestic Stocks . . . . . . . . . . . . . . . . . . . . . . . . .  89.4%
Foreign Stock and ADR's . . . . . . . . . . . . . . . . . . . . .6.0%
Cash & Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.6%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1        SINCE
                                       MONTH    YEAR     INCEPT.*
Portfolio - A Shares                    5.00%  (37.00)%   (37.00)%
Portfolio - B Shares                    4.84   (37.20)    (37.20)
Russell 2500 Growth Index               8.28   (29.09)    (29.09)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares	Russell 2500 Growth
12/01		10,000			10,000			10,000
1/02		9,590			9,590			9,573
2/02		8,910			8,910			8,981
3/02		9,590			9,580			9,704
4/02		8,820			8,810			9,382
5/02		8,430			8,420			8,909
6/02		7,520			7,510			8,091
7/02		6,560			6,550			7,086
8/02		6,440			6,430			7,084
9/02		6,000			5,990			6,548
10/02		6,300			6,290			6,925
11/02		6,810			6,790			7,569
12/02		6,300			6,280			7,091
l
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO COMMENTARY
U.S. small- and mid-size capitalization value equities continued to outperform their growth counterparts in 2002, but finally succumbed to negative absolute returns.  While the Russell 2500 Value Index fell nearly 10%, the Russell 2500
Growth Index declined almost 30% to mark its worst calendar year return to date.
 However, the second half of the year saw the gap between the two styles begin to close and in the fourth quarter, growth not only outperformed value, but also posted positive returns for the first time since 2001.

The portfolio's performance was hurt by its fairly significant overweight in the Technology sector, as well as holdings in names such as I2 Technologies, Perkinelmer, Sanmina and Solectron. Utilities holdings, namely in the Telecommunications area, also negatively impacted the performance. These included Adelphia Communication, Sprint Corp (PCS) and Qwest Communications.

The portfolio's more successful investments included Boston Scientific Corp (Health Care), Harman International Industries, Inc. (Consumer Discretionary) and Countrywide Financial (Financial Services). Also, a portion of the portfolio added significant value with positive stock selection in Financial Services, Materials & Processing, Technology and Consumer Discretionary sectors.

Other portfolio highlights for 2002 include the appointment of Wellington Management Company, LLP as a new adviser to the portfolio. Wellington Management, LLC replaced The Boston Company Asset Management, who served as one of the original advisers to the portfolio.

PORTFOLIO ADVISERS
* AXA Rosenberg Investment Management LLC
* TCW Investment Management Company
* Wellington Management Company, LLP

PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . $96.5 million
Number of Issues. . . . . . . . . . . . . . . . . . . . . . . . . . . . .701

LARGEST EQUITY HOLDINGS,AS OF 12/31/02
Health Net, Inc. . . . . . . . . Health Care Equipment & Services
Teradyne, Inc. . . . . . . . . . . . . . . . Semiconductor Equipment
Vishay Intertechnology, Inc.. . Electronic Equip. & Instruments
Harman International Industries, Inc. . Computer & Elec. Retail
J.C. Penney, Inc.. . . . . . . . . . . . . . . . . . . Department Stores
National Semiconductor Corp.. . . . . . . . .Electrical Equipment
Hain Celestial Group, Inc. . . . . . . . . . . . . . . . .Food Products
Arrow Electronics, Inc. . . . . . .Electronic Equip. & Instruments
Republic Services, Inc. . . . . . Commercial Services & Supplies
Network Associates, Inc. . . . . . . . . . . . . . . Systems Software

ASSET MIX DISTRIBUTION,AS OF 12/31/02
Domestic Stocks . . . . . . . . . . . . . . . . . . . . . . . . . .92.2%
Foreign Stock and ADR's . . . . . . . . . . . . . . . . . . . . .4.5%
Cash & Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.3%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1        SINCE
                                       MONTH    YEAR     INCEPT.*
Portfolio - A Shares                    7.77%  (25.10)%   (25.10)%
Portfolio - B Shares                    7.64   (25.30)    (25.30)
Russell 2500 Value Index                5.44    (9.87)     (9.87)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares	Russell 2500 Value
12/01		10,000			10,000			10,000
1/02		9,750			9,750			10,092
2/02		9,430			9,420			10,218
3/02		10,200			10,190			10,852
4/02		9,850			9,840			11,037
5/02		9,710			9,700			10,856
6/02		8,700			8,690			10,473
7/02		7,640			7,630			9,261
8/02		7,640			7,620			9,311
9/02		6,950			6,940			8,550
10/02		7,260			7,240			8,670
11/02		7,860			7,840			9,303
12/02		7,490			7,470			9,013
l
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO COMMENTARY
During the past year, international markets held up somewhat better than the
U.S.  The MSCI EAFE Index finished 2002 more than 6% above the S&P 500.
Regionally, Europe performed poorly while the Pacific area, particularly New
Zealand and Australia, led the way. In a year where double-digit negative returns were the norm, New Zealand managed to return more than 26% in U.S.
dollar terms.  Japan also fared well on a relative basis and closed out the year down just more than 10%.  In terms of style, growth and value stocks performed about the same for each calendar quarter of 2002.

The primary contributor to the portfolio's underperformance during the year came from sector and country allocation. Underweights in some of the MSCI EAFE Index's top performing countries, such as Australia and Japan, were responsible for a portion of the value subtracted. Currency exposure to Brazil and Japan also detracted a small amount from performance as these countries' currencies fell against the U.S. dollar. On a sector basis, most of the negative performance came from an overweight in Information Technology, the worst-performing sector relative to the broad index.

In terms of individual stock decisions, performance was hurt by Health Care names such as UK Pharmaceutical holdings, SkyePharma and Powderject Pharma. In the Consumer Discretionary sector, Japanese companies Nintendo and Toyota subtracted value. Positive contributors to performance included such names as Compal Electronic and Hyundai Motor (Taiwan and South Korea holdings, respectively). Underweights in several European Financials, such as Credit Suisse and Meunchener Rueckve (Germany) also helped performance.

PORTFOLIO ADVISERS
* Alliance Capital Management L.P. (Bernstein Unit)
* Bank of Ireland Asset Management (U.S.) Limited
* OppenheimerFunds, Inc.

PORTFOLIO SUMMARY, AS OF 12/31/02

Net Assets. . . . . . . . . . .$49.3 MILLION
Number of Issues. . . . . . . .244

LARGEST EQUITY HOLDINGS, AS OF 12/31/02

GlaxoSmithKline plc. . . . . . Pharmaceuticals
Vodafone Group plc. . . . . . .Wireless Telecommunications Services
Canon, Inc.. . . . . . . . . . Office Electronics
Total FinaElf S.A.. . . . . . .Integrated Oil & Gas
Boskalis Westminster N.V.. . . Construction & Engineering
ENI S.p.A.. . . . . . . . . . .Integrated Oil & Gas
Novartis AG (Registered). . . .Pharmaceuticals
Empresa Brasileira de Aeronautica S.A. Aerospace & Defense
Shell Transport & Trading Co. plc Integrated Oil & Gas
Nestle S.A. (Registered). . . .Food Products

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/02

European. . . . . . . . . . . .43.9%
United Kingdom. . . . . . . . .22.3%
Japan. . . . . . . . . . . . . 11.8%
Southeast Asia. . . . . . . . .3.4%
Scandinavia. . . . . . . . . . 3.2%
Australia. . . . . . . . . . . 2.2%
Canada. . . . . . . . . . . . .2.1%
Latin America. . . . . . . . . 1.8%
Other. . . . . . . . . . . . . 9.3%
 Total. . . . . . . . . . . . .100.0%
ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1        SINCE
                                       MONTH    YEAR     INCEPT.*
Portfolio - A Shares                    6.87%  (20.70)%   (20.70)%
Portfolio - B Shares                    6.75   (20.90)    (20.90)
MSCI EAFE Index                         6.45   (15.94)    (15.94)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares	MSCI EAFE
12/01		10,000			10,000			10,000
1/02		9,470			9,470			9,469
2/02		9,450			9,450			9,536
3/02		9,840			9,830			10,052
4/02		9,970			9,960			10,119
5/02		9,960			9,950			10,249
6/02		9,540			9,520			9,838
7/02		8,540			8,530			8,866
8/02		8,490			8,480			8,846
9/02		7,420			7,410			7,896
10/02		7,860			7,850			8,321
11/02		8,250			8,240			8,699
12/02		7,930			7,910			8,406
l
AXA PREMIER VIP TECHNOLOGY PORTFOLIO
PORTFOLIO COMMENTARY
Technology stocks experienced yet another disappointing year in 2002 as investors continued to unwind the bubble period of the late 1990s. The Technology sector as a whole, which fell by nearly 40%, was the worst performing sector in the Russell 1000 Index. The markets in general were very unforgiving in 2002 as the top performing sector, the typically defensive Consumer Staples, fell more than 4%.

Sector allocation was the primary contributor to the portfolio's underperformance relative to the Russell 1000 Technology Index in 2002. An overweight in Media, an industry which fell more than 75%, was the largest detractor from relative performance. Underweight positions in outperforming industries, such as Computers & Peripherals and Software, also hurt the portfolio. Some of the individual securities that detracted from performance were Flextronics (Electronic Equipipment & Instruments) and Gemstar and AOL Time Warner (Media). In addition, underweights in several very large benchmark holdings such as Microsoft and Cisco, hurt performance. However, due to the size of these companies in the benchmark (for example, Microsoft represents over 18% of the Russell 1000 Technology Index), the portfolio will typically hold underweight positions in these types of securities.

Security selection was a slight positive for relative performance. Internet company eBay, was the top contributor while Affiliated Computer, First Data and Synopsys were also positives. Underweights in Intel, Sun Microsystems and Lucent Technologies also helped performance. At the industry level, stock selection in the IT Consulting & Services and Media sectors gave the largest boost to performance.

PORTFOLIO ADVISERS
* Alliance Capital Management L.P.
* Dresdner RCM Global Investors LLC
* Firsthand Capital Management, Inc.

PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . $23.5 million
Number of Issues. . . . . . . . . . . . . . . . . . . . . . . . . . . . .116

LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . Systems Software
eBay, Inc.. . . . . . . . . . . . . . . . .  Internet Software & Services
Intel Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .Semiconductors
Cisco Systems, Inc. . . . . . . . . . . . . . . Networking Equipment
QUALCOMM, Inc. . . . . . . . . .  Telecommunications Equipment
Oracle Corp. . . . . . . . . . . . . . . . . . . . . . .Systems Software
Dell Computer Corp. . . . . . . . . . . . . . . . . . . . Computer Hardware
Affiliated Computer Services, Inc., Class A . . IT Consulting & Services
Nokia OYJ (ADR) . . . . . . . . . . . . . .Telecommunications Equipment
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) ...Semiconductors

ASSET MIX DISTRIBUTION,AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79.1%
Foreign Stock and ADRs . . . . . . . . . . . . . . . . . . . . . . 16.7%
Cash & Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.2%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3        1        SINCE
                                       MONTH     YEAR     INCEPT.*
Portfolio - A Shares                    15.23%  (42.50)%   (42.50)%
Portfolio - B Shares                    15.26   (42.60)    (42.60)
Russell 1000 Technology Index           21.49   (38.51)    (38.51)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares	Russell 1000 Technology
12/01		10,000			10,000				10,000
1/02		9,780			9,780				10,139
2/02		8,480			8,470				8,622
3/02		9,280			9,280				9,160
4/02		8,190			8,180				8,069
5/02		7,700			7,690				7,796
6/02		6,780			6,770				6,803
7/02		5,970			5,960				6,231
8/02		5,800			5,800				6,169
9/02		4,990			4,980				5,058
10/02		5,740			5,730				6,116
11/02		6,620			6,600				7,167
12/02		5,750			5,740				6,149
l
AXA PREMIER VIP HEALTH CARE PORTFOLIO
PORTFOLIO COMMENTARY
The Health Care sector performed just slightly better than the broad market in
2002 with the Health Care Providers & Services and Equipment & Suppliers
industries leading the way.  In a market characterized by investor anxiety and volatility, the Biotechnology industry lagged behind the broad sector.  Equity markets in general were negative in 2002 as the top performing sector, Consumer
Staples, fell more than 4%.  The broad large capitalization U.S. equity market, as measured by the Russell 1000 Index, fell just less than 22%, while the
Russell 2000 Index of small capitalization stocks declined over 20%.  On a style basis, growth once again underperformed value for the year as a whole, however by the second half of the year, the two styles had moved more in line with each other.

The portfolio's performance for 2002 was in line with the Russell 1000 Healthcare benchmark, with contributions from sector allocation and security selection balancing each other. Security selection was a slight negative,
particularly in the Biotechnology and Pharmaceuticals sectors.   CV Therapeutics
and Isis Pharmaceuticals, both Biotech companies, were negative contributors to overall performance. Underweights in Pharmaceutical giants, Merck and Johnson & Johnson, detracted from performance, however given the large portion of the benchmark these companies constitute, 8.7% and 12.5% respectively, the portfolio will generally be underweighted in these names. On the positive side, an overweight in Pharmacia Corp helped performance as this company benefited from its upcoming merger with Pfizer. At the industry level, overweights in the Providers & Services and Equipment & Suppliers sectors boosted relative performance, as did an underweight in the Pharmaceuticals sector.

PORTFOLIO ADVISERS
* A I M Capital Management, Inc.
* Dresdner RCM Global Investors LLC
* Wellington Management Company, LLP

PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . .$52.3 million
Number of Issues. . . . . . . . . . . . . . . . . . . . . . . . . . . .  139

LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Pharmacia Corp. . . . . . . . . . . . . . . . . . . . . Pharmaceuticals
Wyeth . . . . . . . . . . . . . . . . . . . . . . . . . . . . Pharmaceuticals
Abbott Laboratories. . . . . . . . . . . . . . . . . . . Pharmaceuticals
Pfizer, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . Pharmaceuticals
St. Jude Medical, Inc. . . . . . . . . . . . . .Health Care Equipment
Amgen, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .Biotechnology
HCA, Inc.. . . . . . . . . . . . . . . . . . . . . . . Health Care Facilities
Schering-Plough Corp.. . . . . . . . . . . . . . . . .  Pharmaceuticals
Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . . . Pharmaceuticals
Aventis S.A. . . . . . . . . . . . . . . . . . . . . . . . . .Pharmaceuticals

ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . . . . . . . . . . . . . .76.1%
Foreign Stock and ADR's . . . . . . . . . . . . . . . . . . . 16.9%
U.S. Government Securities . . . . . . . . . . . . . . . . .  .2.5%
Cash & Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.5%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3       1        SINCE
                                       MONTH    YEAR     INCEPT.*
Portfolio - A Shares                    1.52%  (19.80)%   (19.80)%
Portfolio - B Shares                    1.65   (19.90)    (19.90)
Russell 1000 Health Care Index          4.47   (19.89)    (19.89)

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
	Portfolio - Class A Shares	Portfolio - Class B Shares	Russell 1000 Healthcare
12/01		10,000			10,000				10,000
1/02		9,790			9,790				9,842
2/02		9,580			9,580				9,824
3/02		9,880			9,880				9,870
4/02		9,500			9,500				9,252
5/02		9,280			9,280				9,058
6/02		8,560			8,550				8,203
7/02		8,290			8,280				8,040
8/02		8,240			8,230				8,095
9/02		7,900			7,880				7,663
10/02		8,090			8,080				8,103
11/02		8,320			8,300				8,269
12/02		8,020			8,010				8,011
l
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO COMMENTARY
The fixed income market performed well in 2002, both in absolute terms and relative to equities. The Lehman Brothers Aggregate Bond Index benchmark was up more than 10%, compared with a 22% decline in the S&P 500 Index.  As equity indices across style and size classifications posted double digit losses for the year, fixed income was left as the only opportunity for positive absolute returns.

For the year, the portfolio trailed its benchmark by approximately 2%. The portfolio maintained neutral to slightly long duration positions, which produced a small benefit in a falling interest rate environment. The portfolio's curve and sector positions had the greatest impact on overall performance.

The primary reason for the portfolio's below benchmark performance during the year was issue selection in corporate bonds, particularly in Energy holdings such as Dynegy, El Paso and Williams. Also, in the second and third quarters of the year, several companies which suffered severe and high-profile downturns, including Worldcom, Tyco and Qwest, detracted from performance. The portfolio's emerging market bonds holdings were a plus to the portfolio, particularly due to turmoil in Brazil and overall credit deterioration.

In the early part of the year, a focus on the front end of the curve contributed positively to performance as the yield curve steepened. This was followed by a well-timed move to a more barbelled position at the end of the year. Issue selection in mortgages also helped performance with a focus on lower coupon and longer maturity for much of the year.

PORTFOLIO ADVISERS
* BlackRock Advisors, Inc.
* Pacific Investment Management Company LLC (PIMCO)

PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . . . . . . .  $350.2 million
Number of Issues. . . . . . . . . . . . . . . . . . . . . . . . . . . .500

ASSET MIX DISTRIBUTION (BY QUALITY), AS OF 12/31/02
AAA-A rated . . . . . . . . . . . . . . . . . . . . . . . . . . . 22.9%
BBB-B rated . . . . . . . . . . . . . . . . . . . . . . . . . . .18.3%
CCC-C rated. . . . . . . . . . . . . . . . . . . . . . . . . . .  0.1%
U.S. Gov't obligations. . . . . . . . . . . . . . . . . . . . .  53.0%
Not Rated and other. . . . . . . . . . . . . . . . . . . . . .5.7%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .100.0%

ASSET MIX DISTRIBUTION (BY ISSUE), AS OF 12/31/02
U.S. Government Securities . . . . . . . . . . . . . . . . .  63.5%
Foreign Government Securities . . . . . . . . . . . . . . .  .1.9%
Corporate Bonds . . . . . . . . . . . . . . . . . . . . . . . . .51.8%
Cash & Other . . . . . . . . . . . . . . . . . . . . . . . . . . .  (17.2)%
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         3      1      SINCE
                                       MONTH  YEAR    INCEPT.*
Portfolio - A Shares                    1.92%  8.42%    8.42%
Portfolio - B Shares                    1.86   8.21     8.21
Lehman Brothers Aggregate
 Bond Index                             1.57  10.25    10.25

* Since inception as of December 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested one year ago on December 31, 2001)
Portfolio-Class A Shares  Portfolio-Class B Shares  Lehman Agg. Bond Index
12/01		10,000		10,000				10,000
1/02		10,140		10,140				10,081
2/02		10,223		10,223				10,177
3/02		10,039		10,039				10,008
4/02		10,227		10,215				10,202
5/02		10,288		10,274				10,289
6/02		10,285		10,279				10,379
7/02		10,318		10,310				10,504
8/02		10,520		10,499				10,682
9/02		10,637		10,624				10,855
10/02		10,622		10,596				10,805
11/02		10,665		10,637				10,802
12/02		10,842		10,821				11,025

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                 NUMBER OF               VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (12.9%)
         AUTOMOBILES (1.2%)

         Harley-Davidson, Inc. . . . .                  20,920       $    966,504
                                                                      -----------
         DEPARTMENT STORES (1.2%)
         Kohl's Corp.* . . . . . . . .                  17,700            990,315
                                                                      -----------
         GENERAL MERCHANDISE STORES (3.5%)
         Costco Wholesale Corp.* . . .                   4,350            122,061
         Wal-Mart Stores, Inc. . . . .                  52,440          2,648,744

                                                                      -----------
                                                                        2,770,805
                                                                      -----------
         HOME IMPROVEMENT RETAIL (1.5%)
         Home Depot, Inc.. . . . . . .                  42,960          1,029,322
         Lowe's Cos., Inc. . . . . . .                   3,200            120,000

                                                                      -----------
                                                                        1,149,322
                                                                      -----------
         INTERNET RETAIL (0.7%)
         Amazon.com, Inc.* . . . . . .                  30,200            570,478
                                                                      -----------
         LEISURE PRODUCTS (0.2%)
         Mattel, Inc.. . . . . . . . .                   6,400            122,560
                                                                      -----------
         MEDIA (3.7%)
         Comcast Corp, Special Class
          A*.. . . . . . . . . . . . .                  39,610            894,790
         COX Communications, Inc.,
          Class A* . . . . . . . . . .                   5,240            148,816
         Pixar, Inc.*. . . . . . . . .                  15,850            839,891
         Viacom, Inc., Class B*. . . .                  25,700          1,047,532

                                                                      -----------
                                                                        2,931,029
                                                                      -----------
         RESTAURANTS (0.3%)
         Starbucks Corp.*. . . . . . .                  11,100            226,218
                                                                      -----------
         SPECIALTY STORES (0.5%)
         Bed Bath & Beyond, Inc.*. . .                   9,100            314,223
         Tiffany & Co. . . . . . . . .                   2,720             65,035

                                                                      -----------
                                                                          379,258
                                                                      -----------
         TEXTILES & APPAREL (0.1%)
         Nike, Inc., Class B . . . . .                   1,850             82,270
                                                                      -----------
          TOTAL CONSUMER DISCRETIONARY                                 10,188,759
                                                                      -----------
         CONSUMER STAPLES (8.0%)
         BEVERAGES (2.9%)
         Anheuser-Busch Cos., Inc. . .                  22,780          1,102,552
         Coca-Cola Co. . . . . . . . .                   7,700            337,414
         PepsiCo, Inc. . . . . . . . .                  19,900            840,178

                                                                      -----------
                                                                        2,280,144
                                                                      -----------
         DRUG RETAIL (0.9%)
         Walgreen Co.. . . . . . . . .                  24,100            703,479
                                                                      -----------
         FOOD DISTRIBUTORS (0.3%)
         SYSCO Corp. . . . . . . . . .                   7,500            223,425
                                                                      -----------
         FOOD PRODUCTS (0.4%)
         Kraft Foods, Inc., Class A. .                   9,450            367,889
                                                                      -----------
         HOUSEHOLD PRODUCTS (2.7%)
         Colgate-Palmolive Co. . . . .                  20,880          1,094,739
         Procter & Gamble Co.. . . . .                  11,880          1,020,967

                                                                      -----------
                                                                        2,115,706
                                                                      -----------
         PERSONAL PRODUCTS (0.8%)
         Avon Products, Inc. . . . . .                   8,650            465,975
         Gillette Co.. . . . . . . . .                   6,000            182,160

                                                                      -----------
                                                                          648,135
                                                                      -----------
          TOTAL CONSUMER STAPLES . . .                                  6,338,778
                                                                      -----------
         ENERGY (0.9%)
         INTEGRATED OIL & GAS (0.2%)
         BP plc (ADR). . . . . . . . .                   3,000            121,950
                                                                      -----------
         OIL & GAS DRILLING (0.2%)
         Noble Corp.*. . . . . . . . .                   3,700            130,055
                                                                      -----------
                                                 NUMBER OF               VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         OIL & GAS EQUIPMENT & SERVICES (0.3%)

                                                                     $
         Baker Hughes, Inc.. . . . . .                   8,300            267,177
                                                                      -----------
         OIL & GAS EXPLORATION & PRODUCTION (0.2%)
         Anadarko Petroleum Corp.. . .                   4,025            192,797
                                                                      -----------
          TOTAL ENERGY . . . . . . . .                                    711,979
                                                                      -----------
         FINANCIALS (14.2%)
         BANKS (0.7%)
         Bank One Corp.. . . . . . . .                  15,920            581,876
                                                                      -----------
         DIVERSIFIED FINANCIALS (6.1%)
         Charles Schwab Corp.. . . . .                  63,450            688,433
         Citigroup, Inc. . . . . . . .                  38,530          1,355,871
         Fannie Mae. . . . . . . . . .                  16,750          1,077,527
         Freddie Mac . . . . . . . . .                   1,560             92,118
         MBNA Corp.. . . . . . . . . .                  50,350            957,657
         Morgan Stanley. . . . . . . .                  17,040            680,237

                                                                      -----------
                                                                        4,851,843
                                                                      -----------
         INSURANCE (7.1%)
         AFLAC, Inc. . . . . . . . . .                  31,550            950,286
         American International Group,
          Inc. . . . . . . . . . . . .                  35,030          2,026,485
         Marsh & McLennan Cos., Inc. .                   6,050            279,571
         Progressive Corp. . . . . . .                  47,650          2,364,869

                                                                      -----------
                                                                        5,621,211
                                                                      -----------
         INVESTMENT COMPANIES (0.3%)
         Franklin Resources, Inc.. . .                   6,100            207,888
                                                                      -----------
          TOTAL FINANCIALS . . . . . .                                 11,262,818
                                                                      -----------
         HEALTH CARE (25.0%)
         BIOTECHNOLOGY (4.4%)
         Amgen, Inc.*. . . . . . . . .                  45,800          2,213,972
         Genentech, Inc.*. . . . . . .                  37,710          1,250,464
         IDEC Pharmaceuticals Corp.* .                   2,050             67,998

                                                                      -----------
                                                                        3,532,434
                                                                      -----------
         HEALTH CARE EQUIPMENT & SERVICES (5.6%)
         AmerisourceBergen Corp. . . .                   2,300            124,913
         Baxter International, Inc.. .                   5,675            158,900
         Boston Scientific Corp.*. . .                   4,280            181,986
         Cardinal Health, Inc. . . . .                  26,175          1,549,298
         Health Management Associates,
          Inc., Class A* . . . . . . .                  24,290            434,791
         Medtronic, Inc. . . . . . . .                  25,910          1,181,496
         United Health Group, Inc. . .                   2,560            213,760
         Wellpoint Health Networks,
          Inc.*. . . . . . . . . . . .                   8,210            584,223

                                                                      -----------
                                                                        4,429,367
                                                                      -----------
         PHARMACEUTICALS (15.0%)
         Abbott Laboratories . . . . .                   3,525            141,000
         Biogen, Inc.* . . . . . . . .                  25,300          1,013,518
         Eli Lilly & Co. . . . . . . .                  16,150          1,025,525
         Forest Laboratories, Inc.*. .                   2,070            203,315
         Johnson & Johnson . . . . . .                  39,280          2,109,729
         MedImmune, Inc.*. . . . . . .                  10,780            292,893
         Pfizer, Inc.. . . . . . . . .                 141,440          4,323,821
         Pharmacia Corp. . . . . . . .                  22,000            919,600
         Schering-Plough Corp. . . . .                  16,425            364,635
         Teva Pharmaceutical Industries
          Ltd. (ADR) . . . . . . . . .                   9,300            359,073
         Wyeth . . . . . . . . . . . .                  30,200          1,129,480

                                                                      -----------
                                                                       11,882,589
                                                                      -----------
          TOTAL HEALTH CARE  . . . . .                                 19,844,390
                                                                      -----------
         INDUSTRIALS (7.9%)
         AEROSPACE & DEFENSE (1.1%)
         General Dynamics Corp.. . . .                   3,650            289,700
         United Technologies Corp. . .                   9,240            572,326

                                                                      -----------
                                                                          862,026
                                                                      -----------
                                             13

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002



                                                  NUMBER OF               VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         AIR FREIGHT & COURIERS (0.3%)

         United Parcel Service, Inc.,                    4,400       $    277,552
          Class B. . . . . . . . . . .                                -----------
         AIRLINES (0.8%)
         Southwest Airlines Co.. . . .                  48,700            676,930
                                                                      -----------
         COMMERCIAL SERVICES & SUPPLIES (1.6%)
         Automatic Data Processing,
          Inc. . . . . . . . . . . . .                   5,850            229,613
         First Data Corp.. . . . . . .                   5,200            184,132
         Paychex, Inc. . . . . . . . .                  31,000            864,900

                                                                      -----------
                                                                        1,278,645
                                                                      -----------
         INDUSTRIAL CONGLOMERATES (3.3%)
         3M Co.. . . . . . . . . . . .                   1,500            184,950
         General Electric Co.. . . . .                  98,560          2,399,936

                                                                      -----------
                                                                        2,584,886
                                                                      -----------
         MACHINERY (0.6%)
         Danaher Corp. . . . . . . . .                   7,060            463,842
                                                                      -----------
         RAILROADS (0.2%)
         Union Pacific Corp. . . . . .                   2,530            151,471
                                                                      -----------
          TOTAL INDUSTRIALS  . . . . .                                  6,295,352
                                                                      -----------
         INFORMATION TECHNOLOGY (26.1%)
         APPLICATION SOFTWARE (1.5%)
         Electronic Arts, Inc.*. . . .                   5,900            293,643
         PeopleSoft, Inc.* . . . . . .                   9,640            176,412
         Siebel Systems, Inc.* . . . .                  89,300            667,964

                                                                      -----------
                                                                        1,138,019
                                                                      -----------
         COMPUTER HARDWARE (3.7%)
         Dell Computer Corp.*. . . . .                 100,300          2,682,022
         International Business
          Machines Corp. . . . . . . .                   3,350            259,625

                                                                      -----------
                                                                        2,941,647
                                                                      -----------
         COMPUTER STORAGE & PERIPHERALS (1.3%)
         Network Appliance, Inc.*. . .                 104,500          1,045,000
                                                                      -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
         Flextronics International
          Ltd.*. . . . . . . . . . . .                  13,930            114,087
         Lockheed Martin Corp. . . . .                     700             40,425

                                                                      -----------
                                                                          154,512
                                                                      -----------
         INTERNET SOFTWARE & SERVICES (0.7%)
         eBay, Inc.* . . . . . . . . .                   7,800            528,996
                                                                      -----------
         IT CONSULTING & SERVICES (0.5%)
         Accenture Ltd., Class A*. . .                  10,800            194,292
         Affiliated Computer Services,
          Inc., Class A* . . . . . . .                   3,600            189,540

                                                                      -----------
                                                                          383,832
                                                                      -----------
         NETWORKING EQUIPMENT (2.3%)
         Cisco Systems, Inc.*. . . . .                 138,140          1,809,634
         Juniper Networks, Inc.* . . .                   5,845             39,746

                                                                      -----------
                                                                        1,849,380
                                                                      -----------
         SEMICONDUCTOR EQUIPMENT (1.2%)
         Applied Materials, Inc.*. . .                  73,060            951,972
                                                                      -----------
                                                 NUMBER OF               VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         SEMICONDUCTORS (5.7%)
                                                                     $
         Altera Corp.* . . . . . . . .                  12,150            149,809
         Intel Corp. . . . . . . . . .                 109,040          1,697,753
         Maxim Integrated Products,
          Inc.*. . . . . . . . . . . .                  57,070          1,885,593
         Texas Instruments, Inc. . . .                  12,710            190,777
         Xilinx, Inc.* . . . . . . . .                  29,300            603,580

                                                                      -----------
                                                                        4,527,512
                                                                      -----------
         SYSTEMS SOFTWARE (7.0%)
         Adobe Systems, Inc. . . . . .                   7,700            190,967
         Microsoft Corp.*. . . . . . .                  90,580          4,682,986
         Oracle Corp.* . . . . . . . .                  17,800            192,240
         VERITAS Software Corp.* . . .                  30,650            478,753

                                                                      -----------
                                                                        5,544,946
                                                                      -----------
         TELECOMMUNICATIONS EQUIPMENT (2.0%)
         Nokia OYJ  (ADR). . . . . . .                  11,060            171,430
         QUALCOMM, Inc.* . . . . . . .                  39,525          1,438,315

                                                                      -----------
                                                                        1,609,745
                                                                      -----------
          TOTAL INFORMATION TECHNOLOGY                                 20,675,561
                                                                      -----------
         TELECOMMUNICATION SERVICES (0.4%)
         WIRELESS TELECOMMUNICATION SERVICES (0.4%)
         Vodafone Group plc (GDR). . .                  15,750            285,390
                                                                      -----------
         TOTAL COMMON STOCKS (95.4%)
          (Cost $83,518,351) . . . . .                                 75,603,027
                                                                      -----------
                                               PRINCIPAL
                                                AMOUNT
                                         -----------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (5.5%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03                       $      4,353,181
          (Amortized Cost $4,353,181)                                   4,353,181
                                                                      -----------
         TOTAL INVESTMENTS (100.9%)
          (Cost/Amortized Cost $87,871,532)                            79,956,208

         OTHER ASSETS LESS LIABILITIES                                   (742,031)
          (-0.9%)                                                     -----------
         NET ASSETS (100%) . . . . . .                                $79,214,177
                                                                      ===========



* Non-income producing.
Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                 $94,212,484
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                   7,237,773
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation  . . . . . .                 $   458,275
Aggregate gross unrealized
 depreciation  . . . . . .                  (9,692,471)
                                           -----------
Net unrealized depreciation                $(9,234,196)
                                           ===========
Federal income tax cost of
 investments . . . . . . .                 $89,190,404
                                           ===========


For the year ended December 31, 2002, the Portfolio incurred approximately $645 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,406,718 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (15.5%)
         APPAREL RETAIL (0.6%)

         TJX Cos., Inc. . . . . . . . . . .            15,060        $    293,971
                                                                      -----------
         AUTO COMPONENTS (0.6%)
         Autoliv, Inc.. . . . . . . . . . .               525              10,988
         Dana Corp. . . . . . . . . . . . .             5,700              67,032
         Delphi Automotive Systems Corp.. .             2,875              23,144
         Johnson Controls, Inc. . . . . . .               425              34,072
         Lear Corp.*. . . . . . . . . . . .             1,825              60,736
         Magna International, Inc., Class A             1,550              87,033

                                                                      -----------
                                                                          283,005
                                                                      -----------
         AUTOMOBILES (0.8%)
         General Motors Corp. . . . . . . .             3,125             115,187
         Harley-Davidson, Inc.. . . . . . .             2,520             116,424
         Hyundai Motor Co., Ltd. (GDR). . .            16,900             197,705

                                                                      -----------
                                                                          429,316
                                                                      -----------
         CASINOS & GAMING (0.6%)
         MGM Mirage, Inc.*. . . . . . . . .             9,845             324,590
                                                                      -----------
         COMPUTER & ELECTRONICS RETAIL (0.8%)
         Best Buy Co., Inc.*. . . . . . . .            17,600             425,040
                                                                      -----------
         DEPARTMENT STORES (0.5%)
         Federated Department Stores, Inc.*             3,525             101,379
         May Department Stores Co.. . . . .             2,100              48,258
         Sears, Roebuck & Co. . . . . . . .             4,325             103,584

                                                                      -----------
                                                                          253,221
                                                                      -----------
         GENERAL MERCHANDISE STORES (0.9%)
         Costco Wholesale Corp.*. . . . . .             5,910             165,835
         Wal-Mart Stores, Inc.. . . . . . .             6,275             316,950

                                                                      -----------
                                                                          482,785
                                                                      -----------
         HOME IMPROVEMENT RETAIL (1.4%)
         Home Depot, Inc. . . . . . . . . .            13,060             312,918
         Lowe's Cos., Inc.. . . . . . . . .             9,145             342,937
         Sherwin-Williams Co. . . . . . . .             1,675              47,319

                                                                      -----------
                                                                          703,174
                                                                      -----------
         HOUSEHOLD DURABLES (0.9%)
         Black & Decker Corp. . . . . . . .               925              39,673
         Centex Corp. . . . . . . . . . . .             1,750              87,850
         Fortune Brands, Inc. . . . . . . .               650              30,232
         KB Home. . . . . . . . . . . . . .             1,300              55,705
         Leggett & Platt, Inc.. . . . . . .             4,350              97,614
         Newell Rubbermaid, Inc.. . . . . .               575              17,440
         Pulte Homes, Inc.. . . . . . . . .             1,450              69,411
         Whirlpool Corp.. . . . . . . . . .               925              48,303

                                                                      -----------
                                                                          446,228
                                                                      -----------
         LEISURE PRODUCTS (0.0%)
         Brunswick Corp.. . . . . . . . . .               400               7,944
                                                                      -----------
         MEDIA (7.3%)
         AOL Time Warner, Inc.* . . . . . .            55,195             723,055
         Cablevision New York Group,
          Class A*. . . . . . . . . . . . .            18,204             304,735
         Comcast Corp., Class A*. . . . . .             1,455              34,294
         Comcast Corp., Special Class A*. .            22,320             504,209
         Fox Entertainment Group, Inc.,
          Class A*. . . . . . . . . . . . .            12,740             330,348
         Knight Ridder, Inc.. . . . . . . .               700              44,275
         Liberty Media Corp., Class A*. . .            70,532             630,556
         Metro-Goldwyn-Mayer, Inc.* . . . .             6,535              84,955
         TMP Worldwide, Inc.* . . . . . . .             3,200              36,192
         USA Interactive* . . . . . . . . .            16,935             388,150
         Viacom, Inc., Class B* . . . . . .            15,310             624,036

                                                                      -----------
                                                                        3,704,805
                                                                      -----------
         PHOTOGRAPHIC PRODUCTS (0.2%)
         Eastman Kodak Co.. . . . . . . . .             2,600              91,104
                                                                      -----------
                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         RESTAURANTS (0.2%)

                                                                     $
         Wendy's International, Inc.. . . .             3,500              94,745
                                                                      -----------
         SPECIALTY STORES (0.5%)
         AutoNation, Inc.*. . . . . . . . .             7,600              95,456
         Office Depot, Inc.*. . . . . . . .             6,700              98,892
         Toys-R-Us, Inc.* . . . . . . . . .             4,600              46,000

                                                                      -----------
                                                                          240,348
                                                                      -----------
         TEXTILES & APPAREL (0.2%)
         Jones Apparel Group, Inc.* . . . .             2,900             102,776
         Liz Claiborne, Inc.. . . . . . . .               550              16,307

                                                                      -----------
                                                                          119,083
                                                                      -----------
          TOTAL CONSUMER DISCRETIONARY  . .                             7,899,359
                                                                      -----------
         CONSUMER STAPLES (5.3%)
         BEVERAGES (1.7%)
         Anheuser-Busch Cos., Inc.. . . . .            11,000             532,400
         Coca-Cola Co.. . . . . . . . . . .             1,675              73,399
         PepsiCo, Inc.. . . . . . . . . . .             5,675             239,598

                                                                      -----------
                                                                          845,397
                                                                      -----------
         FOOD PRODUCTS (2.7%)
         Archer-Daniels-Midland Co. . . . .             2,300              28,520
         ConAgra Foods, Inc.. . . . . . . .            20,700             517,707
         Philip Morris Cos., Inc. . . . . .             6,450             261,418
         Sara Lee Corp. . . . . . . . . . .             3,300              74,283
         Tyson Foods, Inc., Class A . . . .             6,500              72,930
         Unilever N.V. (ADR). . . . . . . .             6,500             401,115

                                                                      -----------
                                                                        1,355,973
                                                                      -----------
         FOOD RETAIL (0.3%)
         Albertson's, Inc.. . . . . . . . .             1,925              42,851
         Safeway, Inc.* . . . . . . . . . .             4,700             109,792

                                                                      -----------
                                                                          152,643
                                                                      -----------
         HOUSEHOLD PRODUCTS (0.6%)
         Colgate-Palmolive Co.. . . . . . .             4,290             224,925
         Procter & Gamble Co. . . . . . . .             1,225             105,276

                                                                      -----------
                                                                          330,201
                                                                      -----------
          TOTAL CONSUMER STAPLES  . . . . .                             2,684,214
                                                                      -----------
         ENERGY (6.5%)
         INTEGRATED OIL & GAS (4.3%)
         Amerada Hess Corp. . . . . . . . .             1,800              99,090
         BP plc (ADR) . . . . . . . . . . .            12,000             487,800
         ChevronTexaco Corp.. . . . . . . .             3,375             224,370
         ConocoPhillips . . . . . . . . . .             3,291             159,251
         Exxon Mobil Corp.. . . . . . . . .            13,975             488,287
         Marathon Oil Co. . . . . . . . . .            25,600             545,024
         Occidental Petroleum Corp. . . . .             6,200             176,390
         Reliant Resources, Inc.* . . . . .             5,700              18,240

                                                                      -----------
                                                                        2,198,452
                                                                      -----------
         OIL & GAS EXPLORATION & PRODUCTION (2.0%)
         Anadarko Petroleum Corp. . . . . .             9,000             431,100
         Unocal Corp. . . . . . . . . . . .            19,700             602,426

                                                                      -----------
                                                                        1,033,526
                                                                      -----------
         OIL & GAS REFINING & MARKETING (0.2%)
         Valero Energy Corp.. . . . . . . .             2,375              87,733
                                                                      -----------
          TOTAL ENERGY  . . . . . . . . . .                             3,319,711
                                                                      -----------
         FINANCIALS (23.6%)
         BANKS (8.7%)
         Amsouth Bancorp. . . . . . . . . .             5,250             100,800
         Bank of America Corp.. . . . . . .             4,475             311,326
         Bank of New York Co., Inc. . . . .            28,565             684,417
         Bank One Corp. . . . . . . . . . .             4,675             170,871
         Comerica, Inc. . . . . . . . . . .             2,350             101,614
         FleetBoston Financial Corp.. . . .             5,800             140,940
         Golden West Financial Corp.. . . .             1,350              96,944
         Huntington Bancshares, Inc.. . . .             4,350              81,389
         KeyCorp. . . . . . . . . . . . . .             4,275             107,473
16

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER OF            VALUE
                                                     SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         National City Corp.. . . . . . . .             4,450        $    121,574
         Regions Financial Corp.. . . . . .             3,100             103,416
         SouthTrust Corp. . . . . . . . . .            20,800             516,880
         SunTrust Banks, Inc. . . . . . . .             2,125             120,955
         U.S. Bancorp . . . . . . . . . . .             8,150             172,943
         Union Planters Corp. . . . . . . .               937              26,367
         Wachovia Corp. . . . . . . . . . .             5,200             189,488
         Washington Mutual, Inc.. . . . . .            21,675             748,438
         Wells Fargo & Co.. . . . . . . . .            13,650             639,775

                                                                      -----------
                                                                        4,435,610
                                                                      -----------
         DIVERSIFIED FINANCIALS (9.6%)
         Bear Stearns Co., Inc. . . . . . .             1,600              95,040
         Charles Schwab Corp. . . . . . . .            25,815             280,093
         Citigroup, Inc.. . . . . . . . . .             5,240             184,396
         Countrywide Credit Industries, Inc.              950              49,068
         E*TRADE Group, Inc.* . . . . . . .            60,905             295,998
         Fannie Mae . . . . . . . . . . . .            16,890           1,086,534
         Freddie Mac. . . . . . . . . . . .             2,950             174,197
         Goldman Sachs Group, Inc.. . . . .             2,025             137,902
         J.P. Morgan Chase & Co.. . . . . .             7,800             187,200
         Lehman Brothers Holdings, Inc. . .             2,125             113,241
         MBNA Corp. . . . . . . . . . . . .            28,100             534,462
         Moody's Corp.. . . . . . . . . . .             3,245             133,986
         Morgan Stanley . . . . . . . . . .            21,900             874,248
         SLM Corp.. . . . . . . . . . . . .             7,065             733,771

                                                                      -----------
                                                                        4,880,136
                                                                      -----------
         INSURANCE (5.3%)
         Allstate Corp. . . . . . . . . . .            16,485             609,780
         American International Group, Inc.            10,325             597,302
         Aon Corp.. . . . . . . . . . . . .             5,100              96,339
         Chubb Corp.. . . . . . . . . . . .             1,250              65,250
         Marsh & McLennan Cos., Inc.. . . .             5,165             238,675
         MBIA, Inc. . . . . . . . . . . . .             8,400             368,424
         Metlife, Inc.. . . . . . . . . . .             4,625             125,060
         MGIC Investment Corp.. . . . . . .             1,150              47,495
         Prudential Financial, Inc.*. . . .            15,715             498,794
         Travelers Property Casualty Corp.,
          Class A*. . . . . . . . . . . . .             5,834              85,468
         Travelers Property Casualty Corp.,
          Class B*. . . . . . . . . . . . .                71               1,040

                                                                      -----------
                                                                        2,733,627
                                                                      -----------
          TOTAL FINANCIALS  . . . . . . . .                            12,049,373
                                                                      -----------
         HEALTH CARE (15.4%)
         BIOTECHNOLOGY (2.1%)
         Amgen, Inc.* . . . . . . . . . . .             4,000             193,360
         Genentech, Inc.* . . . . . . . . .            15,275             506,519
         Genzyme Corp. - General Division*.            13,490             398,899

                                                                      -----------
                                                                        1,098,778
                                                                      -----------
         HEALTH CARE EQUIPMENT & SERVICES (5.1%)
         Aetna, Inc.. . . . . . . . . . . .               575              23,644
         Anthem, Inc.*. . . . . . . . . . .             6,600             415,140
         Caremark Rx, Inc.* . . . . . . . .            33,500             544,375
         CIGNA Corp.. . . . . . . . . . . .             2,200              90,464
         Health Management Associates, Inc.,
          Class A*. . . . . . . . . . . . .            32,900             588,910
         Health Net, Inc.*. . . . . . . . .             2,350              62,040
         Humana, Inc.*. . . . . . . . . . .             6,000              60,000
         McKesson HBOC, Inc.. . . . . . . .             6,615             178,804
         Oxford Health Plans,  Inc.*. . . .             2,300              83,835
         Wellpoint Health Networks, Inc.* .             7,745             551,134

                                                                      -----------
                                                                        2,598,346
                                                                      -----------
         PHARMACEUTICALS (8.2%)
         Abbott Laboratories. . . . . . . .             5,500             220,000
         Bristol-Myers Squibb Co. . . . . .             7,375             170,731
         Eli Lilly & Co.. . . . . . . . . .             1,950             123,825
         Johnson & Johnson. . . . . . . . .            12,725             683,460
         Merck & Co., Inc.. . . . . . . . .             4,875             275,974
                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         Pfizer, Inc. . . . . . . . . . . .            57,455           1,756,399
         Pharmacia Corp.. . . . . . . . . .             3,800             158,840
         Schering-Plough Corp.. . . . . . .             6,550             145,410
         Wyeth. . . . . . . . . . . . . . .            17,475             653,565

                                                                      -----------
                                                                        4,188,204
                                                                      -----------
          TOTAL HEALTH CARE . . . . . . . .                             7,885,328
                                                                      -----------
         INDUSTRIALS (6.7%)
         AEROSPACE & DEFENSE (0.9%)
         General Dynamics Corp. . . . . . .             2,570             203,981
         Goodrich Corp. . . . . . . . . . .             2,700              49,464
         Honeywell International, Inc.. . .             3,630              87,120
         Raytheon Co. . . . . . . . . . . .             3,500             107,625

                                                                      -----------
                                                                          448,190
                                                                      -----------
         AIR FREIGHT & COURIERS (0.1%)

         United Parcel Service, Inc., Class               600              37,848
          B . . . . . . . . . . . . . . . .                           -----------
         COMMERCIAL SERVICES & SUPPLIES (2.7%)
         Automatic Data Processing, Inc.. .            10,060             394,855
         Deluxe Corp. . . . . . . . . . . .             2,100              88,410
         First Data Corp. . . . . . . . . .            16,100             570,101
         Pitney Bowes, Inc. . . . . . . . .               475              15,514
         R.R. Donnelley & Sons Co.. . . . .             1,800              39,186
         Weight Watchers International,
          Inc.* . . . . . . . . . . . . . .             5,990             275,360

                                                                      -----------
                                                                        1,383,426
                                                                      -----------
         ELECTRICAL EQUIPMENT (0.2%)
         Cooper Industries Ltd., Class A. .             1,825              66,521
         Hubbell, Inc., Class B . . . . . .             1,200              42,168

                                                                      -----------
                                                                          108,689
                                                                      -----------
         INDUSTRIAL CONGLOMERATES (1.6%)
         General Electric Co. . . . . . . .            33,010             803,793
                                                                      -----------
         MACHINERY (0.5%)
         Cummins, Inc.. . . . . . . . . . .             1,175              33,053
         Eaton Corp.. . . . . . . . . . . .             1,025              80,063
         Ingersoll-Rand Co., Class A. . . .             1,650              71,049
         Parker-Hannifin Corp.. . . . . . .             1,850              85,340

                                                                      -----------
                                                                          269,505
                                                                      -----------
         RAILROADS (0.5%)
         Burlington Northern Santa Fe Corp.             4,100             106,641
         CSX Corp.. . . . . . . . . . . . .             3,500              99,085
         Norfolk Southern Corp. . . . . . .               900              17,991
         Union Pacific Corp.. . . . . . . .               800              47,896

                                                                      -----------
                                                                          271,613
                                                                      -----------
         TRADING COMPANIES & DISTRIBUTORS (0.2%)
         Genuine Parts Co.. . . . . . . . .             2,650              81,620
                                                                      -----------
          TOTAL INDUSTRIALS . . . . . . . .                             3,404,684
                                                                      -----------
         INFORMATION TECHNOLOGY (12.4%)
         APPLICATION SOFTWARE (1.1%)
         Electronic Arts, Inc.* . . . . . .            10,785             536,769
                                                                      -----------
         COMPUTER HARDWARE (1.5%)
         Dell Computer Corp.* . . . . . . .               250               6,685
         Hewlett-Packard Co.. . . . . . . .            27,500             477,400
         International Business
          Machines Corp.. . . . . . . . . .             3,275             253,813

                                                                      -----------
                                                                          737,898
                                                                      -----------
         COMPUTER STORAGE & PERIPHERALS (0.3%)
         Lexmark International, Inc.* . . .             2,675             161,838
         Quantum Corp.* . . . . . . . . . .             3,100               8,277

                                                                      -----------
                                                                          170,115
                                                                      -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
         Arrow Electronics, Inc.* . . . . .               600               7,674
         Avnet, Inc.. . . . . . . . . . . .               600               6,498
         Flextronics International Ltd.*. .            25,155             206,019
         Ingram Micro, Inc., Class A* . . .             4,300              53,105
         Solectron Corp.* . . . . . . . . .             5,900              20,945
                                                     17

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         Tech Data Corp.* . . . . . . . . .               775        $     20,894

                                                                      -----------
                                                                          315,135
                                                                      -----------
         IT CONSULTING & SERVICES (0.7%)
         Affiliated Computer Services, Inc.,
          Class A*. . . . . . . . . . . . .             6,450             339,592
         Electronic Data Systems Corp.. . .             1,625              29,949

                                                                      -----------
                                                                          369,541
                                                                      -----------
         NETWORKING EQUIPMENT (0.6%)
         Cisco Systems, Inc.* . . . . . . .            21,325             279,358
                                                                      -----------
         SEMICONDUCTOR EQUIPMENT (0.6%)
         Applied Materials, Inc.* . . . . .            24,400             317,932
                                                                      -----------
         SEMICONDUCTORS (0.9%)
         Intel Corp.. . . . . . . . . . . .             5,125              79,796
         Linear Technology Corp.. . . . . .             8,295             213,347
         Micron Technology, Inc.* . . . . .             6,100              59,414
         Texas Instruments, Inc.. . . . . .             8,370             125,634

                                                                      -----------
                                                                          478,191
                                                                      -----------
         SYSTEMS SOFTWARE (4.6%)
         Compuware Corp.* . . . . . . . . .             9,800              47,040
         Microsoft Corp.* . . . . . . . . .            38,520           1,991,484
         Oracle Corp.*. . . . . . . . . . .            25,710             277,668

                                                                      -----------
                                                                        2,316,192
                                                                      -----------
         TELECOMMUNICATIONS EQUIPMENT (1.5%)
         ADC Telecommunications, Inc.*. . .            29,000              60,610
         Corning, Inc.* . . . . . . . . . .            32,200             106,582
         Nokia OYJ  (ADR) . . . . . . . . .            21,245             329,297
         Nortel Networks Corp.* . . . . . .            71,000             114,310
         QUALCOMM, Inc.*. . . . . . . . . .             3,215             116,994
         Tellabs, Inc.* . . . . . . . . . .             7,950              57,797

                                                                      -----------
                                                                          785,590
                                                                      -----------
          TOTAL INFORMATION TECHNOLOGY  . .                             6,306,721
                                                                      -----------
         MATERIALS (1.6%)
         CHEMICALS (1.1%)
         Ashland, Inc.. . . . . . . . . . .             1,925              54,920
         Dow Chemical Co. . . . . . . . . .             4,500             133,650
         Du Pont (E.I.) de Nemours & Co.. .             3,775             160,060
         FMC Corp.* . . . . . . . . . . . .             1,600              43,712
         Lubrizol Corp. . . . . . . . . . .             1,500              45,750
         Millennium Chemicals, Inc. . . . .             1,000               9,520
         PPG Industries, Inc. . . . . . . .             2,050             102,808

                                                                      -----------
                                                                          550,420
                                                                      -----------
         CONTAINERS & PACKAGING (0.0%)
         Smurfit-Stone Container Corp.* . .               700              10,773
                                                                      -----------
         PAPER & FOREST PRODUCTS (0.5%)
         Georgia-Pacific Corp.. . . . . . .             4,250              68,680
         International Paper Co.. . . . . .             3,350             117,150
         MeadWestvaco Corp. . . . . . . . .             2,875              71,041

                                                                      -----------
                                                                          256,871
                                                                      -----------
          TOTAL MATERIALS . . . . . . . . .                               818,064
                                                                      -----------
         TELECOMMUNICATION SERVICES (2.7%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
         AT&T Corp. . . . . . . . . . . . .             4,800             125,328
         BellSouth Corp.. . . . . . . . . .             6,850             177,209
         Qwest Communications International,
          Inc.* . . . . . . . . . . . . . .            12,150              60,750
         SBC Communications, Inc. . . . . .             8,625             233,824
         Sprint Corp. (FON Group) . . . . .             8,200             118,736
         Verizon Communications, Inc. . . .            14,225             551,219

                                                                      -----------
                                                                        1,267,066
                                                                      -----------
         WIRELESS TELECOMMUNICATION SERVICES (0.2%)
         AT&T Wireless Services, Inc.*. . .            17,100              96,615
                                                                      -----------
          TOTAL TELECOMMUNICATION SERVICES                              1,363,681
                                                                      -----------
                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         UTILITIES (2.5%)
         ELECTRIC UTILITIES (2.1%)
         Allegheny Energy, Inc. . . . . . .             1,700        $     12,852
         Ameren Corp. . . . . . . . . . . .             2,250              93,532
         American Electric Power Co.. . . .            20,775             567,781
         Consolidated Edison, Inc.. . . . .             2,400             102,768
         Constellation Energy Group, Inc. .             2,625              73,028
         Entergy Corp.. . . . . . . . . . .             2,300             104,857
         PPL Corp.. . . . . . . . . . . . .             2,050              71,094
         Public Service Enterprise Group,
          Inc.. . . . . . . . . . . . . . .             1,300              41,730

                                                                      -----------
                                                                        1,067,642
                                                                      -----------
         GAS UTILITIES (0.2%)
         Sempra Energy. . . . . . . . . . .             4,200              99,330
                                                                      -----------
         MULTI - UTILITIES (0.2%)
         Alliant Energy Corp. . . . . . . .             3,300              54,615
         Puget Energy, Inc. . . . . . . . .             1,650              36,382

                                                                      -----------
                                                                           90,997
                                                                      -----------
          TOTAL UTILITIES . . . . . . . . .                             1,257,969
                                                                      -----------
         TOTAL COMMON STOCKS (92.2%)
          (Cost $51,047,908). . . . . . . .                            46,989,104
                                                                      -----------
                                                    PRINCIPAL
                                                     AMOUNT
                                                   -------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (6.0%)

          J.P. Morgan Chase Nassau,                 3,062,649           3,062,649
          0.73%, 1/2/03 . . . . . . . . . .                           -----------
         U.S. GOVERNMENT SECURITIES (4.1%)

          Federal Home Loan Mortgage Corp.                              2,099,912
          (Discount Note),  1/2/03. . . . .                           -----------
         TOTAL SHORT-TERM DEBT SECURITIES (10.1%)
          (Amortized Cost $5,162,561)                                   5,162,561
                                                                      -----------
         TOTAL INVESTMENTS (102.3%)
          (Cost/Amortized Cost $56,210,469)                            52,151,665

         OTHER ASSETS LESS LIABILITIES                                 (1,158,009)
          (-2.3%)                                                     -----------
         NET ASSETS (100%)  . . . . . . . .                           $50,993,656
                                                                      ===========

 * Non-income producing.
Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                 $62,761,492
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                   9,315,669
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation  . . . . . .                 $   558,872
Aggregate gross unrealized
 depreciation  . . . . . .                  (5,317,671)
                                           -----------
Net unrealized depreciation                $(4,758,799)
                                           ===========
Federal income tax cost of
 investments . . . . . . .                 $56,910,464
                                           ===========


For the year ended December 31, 2002, the Portfolio incurred approximately $17,571 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,407,805 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                 NUMBER OF               VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (13.4%)
         APPAREL RETAIL (0.3%)

         Abercrombie & Fitch Co., Class                 13,000       $    265,980
          A* . . . . . . . . . . . . .                                -----------
         AUTO COMPONENTS (0.3%)
         Johnson Controls, Inc.. . . .                   3,200            256,544
                                                                      -----------
         AUTOMOBILES (0.6%)
         Harley-Davidson, Inc. . . . .                  11,500            531,300
                                                                      -----------
         DEPARTMENT STORES (1.5%)
         Sears, Roebuck & Co.. . . . .                  54,940          1,315,813
                                                                      -----------
         GENERAL MERCHANDISE STORES (0.8%)
         Target Corp.. . . . . . . . .                  24,450            733,500
                                                                      -----------
         HOME IMPROVEMENT RETAIL (0.1%)
         Home Depot, Inc.. . . . . . .                   4,620            110,695
                                                                      -----------
         HOTELS (0.6%)
         Carnival Corp.. . . . . . . .                  21,300            531,435
                                                                      -----------
         MEDIA (8.8%)
         AOL Time Warner, Inc.*. . . .                  18,400            241,040
         Blockbuster, Inc., Class A. .                  23,000            281,750
         Clear Channel
          Communications, Inc.*. . . .                  23,100            861,399
         Comcast Corp., Class A* . . .                  25,905            610,581
         Comcast Corp., Special Class
          A* . . . . . . . . . . . . .                  10,500            237,195
         COX Communications, Inc.,
          Class A* . . . . . . . . . .                   7,200            204,480
         Gannett Co., Inc. . . . . . .                  23,970          1,721,046
         Liberty Media Corp., Class A*                 196,400          1,755,816
         Reed Elsevier plc . . . . . .                  52,730            451,613
         Tribune Co. . . . . . . . . .                   4,700            213,662
         Viacom, Inc., Class B*. . . .                  22,940            935,034
         Walt Disney Co. . . . . . . .                  14,960            243,998

                                                                      -----------
                                                                        7,757,614
                                                                      -----------
         PHOTOGRAPHIC PRODUCTS (0.2%)
         Eastman Kodak Co. . . . . . .                   4,030            141,211
                                                                      -----------
         TEXTILES & APPAREL (0.2%)
         Nike, Inc., Class B . . . . .                   3,870            172,099
                                                                      -----------
          TOTAL CONSUMER DISCRETIONARY                                 11,816,191
                                                                      -----------
         CONSUMER STAPLES (11.3%)
         BEVERAGES (3.6%)
         Anheuser-Busch Cos., Inc. . .                   9,300            450,120
         Diageo plc. . . . . . . . . .                  18,680            202,991
         Diageo plc (ADR). . . . . . .                  28,000          1,226,400
         PepsiCo, Inc. . . . . . . . .                  30,540          1,289,399

                                                                      -----------
                                                                        3,168,910
                                                                      -----------
         FOOD PRODUCTS (5.4%)
         Archer-Daniels-Midland Co.. .                  35,430            439,332
         Del Monte Foods Co.*. . . . .                   2,767             21,308
         H.J. Heinz Co.. . . . . . . .                   6,170            202,808
         Kellogg Co. . . . . . . . . .                  23,490            805,002
         Loews Corp.- Carolina Group .                   9,600            194,592
         Nestle SA (ADR) . . . . . . .                  25,100          1,329,708
         Philip Morris Cos., Inc.. . .                  41,130          1,666,999
         Smucker (J.M.) Co.. . . . . .                   2,659            105,855

                                                                      -----------
                                                                        4,765,604
                                                                      -----------
         FOOD RETAIL (0.5%)
         Kroger Co.* . . . . . . . . .                  23,460            362,457
         Safeway, Inc.*. . . . . . . .                   4,740            110,726

                                                                      -----------
                                                                          473,183
                                                                      -----------
         HOUSEHOLD PRODUCTS (0.8%)
         Colgate-Palmolive Co. . . . .                     500             26,215
         Kimberly-Clark Corp.. . . . .                   7,190            341,309

                                                 NUMBER OF               VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------


                                                                     $
         Procter & Gamble Co.. . . . .                   3,810            327,432
                                                                      -----------
                                                                          694,956
                                                                      -----------
         PERSONAL PRODUCTS (1.0%)
         Avon Products, Inc. . . . . .                   8,390            451,969
         Estee Lauder Cos., Inc., Class
          A. . . . . . . . . . . . . .                  16,600            438,240

                                                                      -----------
                                                                          890,209
                                                                      -----------
          TOTAL CONSUMER STAPLES . . .                                  9,992,862
                                                                      -----------
         ENERGY (10.7%)
         INTEGRATED OIL & GAS (8.5%)
         BP plc (ADR). . . . . . . . .                  27,460          1,116,249
         ChevronTexaco Corp. . . . . .                   8,000            531,840
         ConocoPhillips. . . . . . . .                  66,269          3,206,757
         EnCana Corp.. . . . . . . . .                  18,550            576,905
         Exxon Mobil Corp. . . . . . .                  44,600          1,558,324
         National Fuel Gas Co. . . . .                   6,710            139,098
         Occidental Petroleum Corp.. .                   6,600            187,770
         TotalFinaElf S.A. (ADR) . . .                   2,660            190,190

                                                                      -----------
                                                                        7,507,133
                                                                      -----------
         OIL & GAS DRILLING (0.4%)
         Noble Corp.*. . . . . . . . .                   3,440            120,916
         Transocean, Inc.. . . . . . .                  10,900            252,880

                                                                      -----------
                                                                          373,796
                                                                      -----------
         OIL & GAS EQUIPMENT & SERVICES (0.4%)
         Baker Hughes, Inc.. . . . . .                   1,800             57,942
         Schlumberger Ltd. . . . . . .                   7,110            299,260

                                                                      -----------
                                                                          357,202
                                                                      -----------
         OIL & GAS EXPLORATION & PRODUCTION (1.4%)
         Anadarko Petroleum Corp.. . .                   5,840            279,736
         Apache Corp.. . . . . . . . .                   5,380            306,606
         Devon Energy Corp.. . . . . .                   5,200            238,680
         Kerr-McGee Corp.. . . . . . .                   2,500            110,750
         Unocal Corp.. . . . . . . . .                   8,700            266,046

                                                                      -----------
                                                                        1,201,818
                                                                      -----------
          TOTAL ENERGY . . . . . . . .                                  9,439,949
                                                                      -----------
         FINANCIALS (27.2%)
         BANKS (7.1%)
         Bank of America Corp. . . . .                  43,240          3,008,207
         Bank One Corp.. . . . . . . .                  20,770            759,143
         FleetBoston Financial Corp. .                  19,280            468,504
         Mellon Financial Corp.. . . .                  15,390            401,833
         National City Corp. . . . . .                  11,930            325,928
         SouthTrust Corp.. . . . . . .                  12,030            298,946
         SunTrust Banks, Inc.. . . . .                   6,670            379,656
         Wachovia Corp.. . . . . . . .                  12,910            470,440
         Washington Mutual, Inc. . . .                   5,100            176,103

                                                                      -----------
                                                                        6,288,760
                                                                      -----------
         DIVERSIFIED FINANCIALS (13.1%)
         American Express Co.. . . . .                   8,470            299,415
         Capital One Financial Corp. .                   3,500            104,020
         Citigroup, Inc. . . . . . . .                 103,250          3,633,367
         Fannie Mae. . . . . . . . . .                  37,020          2,381,497
         Freddie Mac . . . . . . . . .                  13,550            800,127
         Goldman Sachs Group, Inc. . .                  19,590          1,334,079
         Household International, Inc.                   5,300            147,393
         J.P. Morgan Chase & Co. . . .                  55,300          1,327,200
         MBNA Corp.. . . . . . . . . .                  22,500            427,950
         Merrill Lynch & Co., Inc. . .                  20,480            777,216
         Morgan Stanley. . . . . . . .                   8,900            355,288

                                                                      -----------
                                                                       11,587,552
                                                                      -----------
         INSURANCE (6.8%)
         Ace Ltd.. . . . . . . . . . .                  16,000            469,440
         Allstate Corp.. . . . . . . .                  13,460            497,885
         American International Group,
          Inc. . . . . . . . . . . . .                  14,000            809,900
         Chubb Corp. . . . . . . . . .                   4,020            209,844
         Hartford Financial Services
          Group, Inc.. . . . . . . . .                   7,520            341,634


                                       20


AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                     NUMBER OF             VALUE
                                                       SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         Loews Corp. . . . . . . . . .                  26,350          1,171,521
         Metlife, Inc. . . . . . . . .                  26,900            727,376
         PMI Group, Inc. . . . . . . .                   9,400            282,376
         Safeco Corp.. . . . . . . . .                   5,810            201,433
         St. Paul Cos., Inc. . . . . .                   3,800            129,390
         Travelers Property Casualty
          Corp., Class A*. . . . . . .                  79,199          1,160,265
         Travelers Property Casualty
          Corp., Class B*. . . . . . .                      12                176

                                                                      -----------
                                                                        6,001,240
                                                                      -----------
         REAL ESTATE (0.2%)

         Equity Office Properties                        5,370            134,143
          Trust (REIT) . . . . . . . .                                -----------
          TOTAL FINANCIALS . . . . . .                                 24,011,695
                                                                      -----------
         HEALTH CARE (10.3%)
         HEALTH CARE EQUIPMENT & SERVICES (2.8%)
         Cardinal Health, Inc. . . . .                   3,500            207,165
         Guidant Corp.*. . . . . . . .                   2,070             63,859
         HCA, Inc. . . . . . . . . . .                  34,150          1,417,225
         Tenet Healthcare Corp.* . . .                  15,850            259,940
         Wellpoint Health Networks,
          Inc.*. . . . . . . . . . . .                   7,800            555,048

                                                                      -----------
                                                                        2,503,237
                                                                      -----------
         PHARMACEUTICALS (7.5%)
         Abbott Laboratories . . . . .                   6,890            275,600
         Eli Lilly & Co. . . . . . . .                   5,230            332,105
         Johnson & Johnson . . . . . .                   6,840            367,376
         Merck & Co., Inc. . . . . . .                   6,460            365,701
         Pfizer, Inc.. . . . . . . . .                  84,210          2,574,300
         Schering-Plough Corp. . . . .                  22,900            508,380
         Wyeth . . . . . . . . . . . .                  58,150          2,174,810

                                                                      -----------
                                                                        6,598,272
                                                                      -----------
          TOTAL HEALTH CARE  . . . . .                                  9,101,509
                                                                      -----------
         INDUSTRIALS (10.2%)
         AEROSPACE & DEFENSE (2.6%)
         Goodrich Corp.. . . . . . . .                   7,000            128,240
         Honeywell International, Inc.                     130              3,120
         Northrop Grumman Corp.. . . .                  17,645          1,711,565
         United Technologies Corp. . .                   7,700            476,938

                                                                      -----------
                                                                        2,319,863
                                                                      -----------
         COMMERCIAL SERVICES & SUPPLIES (3.2%)
         Automatic Data Processing,
          Inc. . . . . . . . . . . . .                   2,800            109,900
         Cendant Corp.*. . . . . . . .                 189,400          1,984,912
         First Data Corp.. . . . . . .                  20,500            725,905

                                                                      -----------
                                                                        2,820,717
                                                                      -----------
         ELECTRICAL EQUIPMENT (0.1%)

         Cooper Industries Ltd., Class                     900             32,805
          A. . . . . . . . . . . . . .                                -----------
         INDUSTRIAL CONGLOMERATES (0.6%)
         3M Co.. . . . . . . . . . . .                   1,880            231,804
         Tyco International Ltd. . . .                  16,500            281,820

                                                                      -----------
                                                                          513,624
                                                                      -----------
         MACHINERY (2.4%)
         Caterpillar, Inc. . . . . . .                   5,800            265,176
         Deere & Co. . . . . . . . . .                  13,060            598,801
         Illinois Tool Works, Inc. . .                     810             52,537
         Pall Corp.. . . . . . . . . .                   6,200            103,416
         SPX Corp.*. . . . . . . . . .                  30,200          1,130,990

                                                                      -----------
                                                                        2,150,920
                                                                      -----------
         RAILROADS (1.3%)
         Burlington Northern Santa Fe
          Corp.. . . . . . . . . . . .                   5,200            135,252
         Canadian National Railway Co.                   3,438            142,883
         Union Pacific Corp. . . . . .                  14,500            868,115

                                                                      -----------
                                                                        1,146,250
                                                                      -----------
          TOTAL INDUSTRIALS  . . . . .                                  8,984,179
                                                                      -----------
                                                    NUMBER OF               VALUE
                                                      SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         INFORMATION TECHNOLOGY (2.8%)
         COMPUTER HARDWARE (0.3%)

                                                                     $
         Hewlett-Packard Co. . . . . .                  15,000            260,400
                                                                      -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
         Flextronics International
          Ltd.*. . . . . . . . . . . .                   9,130             74,775
         Intersil Corp., Class A*. . .                   5,900             82,246
         Sanmina-SCI Corp.*. . . . . .                  11,200             50,288
         Solectron Corp.*. . . . . . .                  30,000            106,500

                                                                      -----------
                                                                          313,809
                                                                      -----------
         IT CONSULTING & SERVICES (0.5%)
         Accenture Ltd., Class A*. . .                  25,220            453,708
                                                                      -----------
         NETWORKING EQUIPMENT (0.4%)
         Juniper Networks, Inc.* . . .                  54,100            367,880
                                                                      -----------
         SEMICONDUCTOR EQUIPMENT (0.2%)
         Marvell Technology Group Ltd.*                 11,500            216,890
                                                                      -----------
         SEMICONDUCTORS (0.6%)
         Altera Corp.* . . . . . . . .                   1,900             23,427
         Analog Devices, Inc.* . . . .                   4,590            109,563
         Intel Corp. . . . . . . . . .                   9,650            150,250
         Micron Technology, Inc.*. . .                  14,300            139,282
         Texas Instruments, Inc. . . .                   8,970            134,640

                                                                      -----------
                                                                          557,162
                                                                      -----------
         SYSTEMS SOFTWARE (0.3%)
         VERITAS Software Corp.* . . .                  14,000            218,680
                                                                      -----------
         TELECOMMUNICATIONS EQUIPMENT (0.1%)
         Amdocs Ltd.*. . . . . . . . .                   7,500             73,650
                                                                      -----------
          TOTAL INFORMATION TECHNOLOGY                                  2,462,179
                                                                      -----------
         MATERIALS (4.1%)
         CHEMICALS (2.6%)
         Air Products & Chemicals, Inc.                  5,990            256,073
         Akzo Nobel N.V. . . . . . . .                   2,340             74,232
         Dow Chemical Co.. . . . . . .                   4,990            148,203
         Du Pont (E.I.) de Nemours &
          Co.. . . . . . . . . . . . .                   9,100            385,840
         Lyondell Chemical Co. . . . .                  14,790            186,946
         PPG Industries, Inc.. . . . .                   6,810            341,521
         Praxair, Inc. . . . . . . . .                   4,800            277,296
         Syngenta AG . . . . . . . . .                  11,620            672,728

                                                                      -----------
                                                                        2,342,839
                                                                      -----------
         CONTAINERS & PACKAGING (0.1%)
         Smurfit-Stone Container Corp.*                  9,310            143,290
                                                                      -----------
         METALS & MINING (0.8%)
         Alcan, Inc. . . . . . . . . .                   4,240            125,165
         Alcoa, Inc. . . . . . . . . .                  19,770            450,361
         Phelps Dodge Corp.* . . . . .                   3,730            118,054

                                                                      -----------
                                                                          693,580
                                                                      -----------
         PAPER & FOREST PRODUCTS (0.6%)
         Bowater, Inc. . . . . . . . .                     770             32,302
         International Paper Co. . . .                  13,350            466,849

                                                                      -----------
                                                                          499,151
                                                                      -----------
          TOTAL MATERIALS  . . . . . .                                  3,678,860
                                                                      -----------
         TELECOMMUNICATION SERVICES (2.8%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
         AT&T Corp.. . . . . . . . . .                  33,596            877,192
         BellSouth Corp. . . . . . . .                  23,630            611,308
         BT Group plc. . . . . . . . .                  33,300            104,538
         SBC Communications, Inc.. . .                  29,200            791,612
         Sprint Corp. (FON Group). . .                   5,100             73,848

                                                                      -----------

          TOTAL TELECOMMUNICATION                                       2,458,498
           SERVICES  . . . . . . . . .                                -----------
                                            21


AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002



                                                    NUMBER OF               VALUE
                                                      SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         UTILITIES (2.3%)
         ELECTRIC UTILITIES (1.6%)

         Ameren Corp.. . . . . . . . .                   3,200       $    133,024
         Constellation Energy Group,
          Inc. . . . . . . . . . . . .                   8,100            225,342
         Entergy Corp. . . . . . . . .                   3,500            159,565
         FPL Group, Inc. . . . . . . .                   5,680            341,538
         NSTAR . . . . . . . . . . . .                   6,930            307,623
         PPL Corp. . . . . . . . . . .                   2,690             93,289
         TXU Corp. . . . . . . . . . .                   8,590            160,461

                                                                      -----------
                                                                        1,420,842
                                                                      -----------
         GAS UTILITIES (0.5%)
         KeySpan Corp. . . . . . . . .                   5,550            195,582
         NiSource, Inc.. . . . . . . .                   8,490            169,800
         WGL Holdings, Inc.. . . . . .                   2,910             69,607

                                                                      -----------
                                                                          434,989
                                                                      -----------
         MULTI - UTILITIES (0.2%)
         Energy East Corp. . . . . . .                   9,820            216,924
                                                                      -----------
          TOTAL UTILITIES  . . . . . .                                  2,072,755
                                                                      -----------
         TOTAL COMMON STOCKS (95.1%)
          (Cost $88,720,241) . . . . .                                 84,018,677
                                                                      -----------

         CONVERTIBLE PREFERRED STOCKS:
         CONSUMER DISCRETIONARY (0.1%)
         AUTOMOBILES (0.1%)
         General Motors Corp., 5.25% .                   3,800             87,780
                                                                      -----------
         FINANCIALS (0.1%)
         INSURANCE (0.1%)
         Chubb Corp., 7.00%. . . . . .                   1,300             31,135
         Travelers Property Casualty
          Corp., 4.50% . . . . . . . .                   3,180             71,073

                                                                      -----------
                                                                          102,208
                                                                      -----------
         INDUSTRIALS (0.1%)
         AEROSPACE & DEFENSE (0.1%)
         Northrop Grumman Corp., 7.25%                     420             45,251
                                                                      -----------
         INFORMATION TECHNOLOGY (0.3%)
         TELECOMMUNICATIONS EQUIPMENT (0.3%)
         Motorola, Inc., 7.00% . . . .                   8,800            281,600
                                                                      -----------
         UTILITIES (0.1%)
         ELECTRIC UTILITIES (0.1%)
         TXU Corp., 8.75%. . . . . . .                   2,650             75,790
                                                                      -----------
         TOTAL CONVERTIBLE PREFERRED STOCKS (0.7%)
          (Cost $762,012). . . . . . .                                    592,629
                                                                      -----------
                                                 PRINCIPAL                  VALUE
                                                   AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (7.7%)
         J.P. Morgan Chase Nassau,

          0.73%, 1/2/03
          (Amortized Cost $6,848,203) $       6,848,203            $   6,848,203
                                                                     -----------
         TOTAL INVESTMENTS (103.5%)
          (Cost/Amortized Cost $96,330,456)                            91,459,509

         OTHER ASSETS LESS LIABILITIES                                 (3,078,733)
          (-3.5%)                                                     -----------
         NET ASSETS (100%) . . . . . .                                $88,380,776
                                                                      ===========

* Non-income producing.
Glossary:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt
 securities  . . . . . .                 $149,471,344
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt
 securities  . . . . . .                   54,202,543
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross
 unrealized appreciation                 $    529,520
Aggregate gross
 unrealized depreciation                   (8,055,820)
                                         ------------
Net unrealized
 depreciation  . . . . .                 $ (7,526,300)
                                         ============
Federal income tax cost
 of investments. . . . .                 $ 98,985,809
                                         ============


For the year ended December 31, 2002, the Portfolio incurred approximately $4,822 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $2,520,525 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                   NUMBER OF             VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (14.4%)
         APPAREL RETAIL (0.4%)
         Abercrombie & Fitch Co., Class A*.             9,700         $    198,462
         Chico's FAS, Inc.* . . . . . . . .            10,000              189,100

                                                                     -------------
                                                                           387,562
                                                                     -------------
         CASINOS & GAMING (0.6%)
         Alliance Gaming Corp.* . . . . . .            13,800              235,014
         Station Casinos, Inc.* . . . . . .            15,500              274,350

                                                                     -------------
                                                                           509,364
                                                                     -------------
         CATALOG RETAIL (0.7%)
         MSC Industrial Direct Co., Class A*           16,900              299,975
         Valuevision International, Inc.,
          Class A*. . . . . . . . . . . . .            17,900              268,142

                                                                     -------------
                                                                           568,117
                                                                     -------------
         COMPUTER & ELECTRONICS RETAIL (1.3%)
         GameStop Corp.*. . . . . . . . . .            13,500              132,300
         Harman International Industries,
          Inc.. . . . . . . . . . . . . . .            10,000              595,000
         Ultimate Electronics, Inc.*. . . .            44,600              452,690

                                                                     -------------
                                                                         1,179,990
                                                                     -------------
         GENERAL MERCHANDISE STORES (1.3%)
         Dollar Tree Stores, Inc.*. . . . .            24,800              609,336
         Family Dollar Stores, Inc. . . . .            10,400              324,584
         Pricesmart, Inc.*. . . . . . . . .             9,500              220,685

                                                                     -------------
                                                                         1,154,605
                                                                     -------------
         HOUSEHOLD DURABLES (0.5%)
         Cost Plus, Inc.* . . . . . . . . .             7,000              200,690
         Select Comfort Corp.*. . . . . . .            25,000              235,000

                                                                     -------------
                                                                           435,690
                                                                     -------------
         LEISURE FACILITIES (0.7%)
         International Game Technology* . .             4,100              311,272
         Regal Entertainment Group,
          Class A*. . . . . . . . . . . . .            15,100              323,442

                                                                     -------------
                                                                           634,714
                                                                     -------------
         LEISURE PRODUCTS (0.3%)
         Leapfrog Enterprises, Inc.*. . . .             9,300              233,895
                                                                     -------------
         MEDIA (2.5%)
         Cox Radio, Inc., Class A*. . . . .            18,000              410,580
         Hispanic Broadcasting Corp.* . . .            19,000              390,450
         Lamar Advertising Co.* . . . . . .            12,500              420,625
         Mediacom Communications Corp.* . .            30,000              264,300
         Radio One, Inc., Class D*. . . . .            19,700              284,271
         Univision Communications, Inc.,
          Class A*. . . . . . . . . . . . .            16,100              394,450

                                                                     -------------
                                                                         2,164,676
                                                                     -------------
         PHOTOGRAPHIC PRODUCTS (0.5%)
         Scansource, Inc.*. . . . . . . . .             8,100              399,330
                                                                     -------------
         RESTAURANTS (1.7%)
         Brinker International, Inc.* . . .            20,450              659,513
         Cheesecake Factory, Inc.*. . . . .            14,200              513,330
         Ruby Tuesday, Inc. . . . . . . . .             9,200              159,068
         Total Entertainment
          Restaurant Corp.* . . . . . . . .            22,000              185,900

                                                                     -------------
                                                                         1,517,811
                                                                     -------------
         SPECIALTY STORES (3.6%)
         Bed Bath & Beyond, Inc.* . . . . .            24,800              856,344
         Electronics Boutique
          Holdings Corp.* . . . . . . . . .            18,500              292,485
         Hollywood Entertainment Corp.* . .            48,100              726,310
         Michaels Stores, Inc.* . . . . . .            26,350              824,755
         Petsmart, Inc.*. . . . . . . . . .            26,400              452,232

                                                                     -------------
                                                                         3,152,126
                                                                     -------------
                                                   NUMBER OF             VALUE
                                                     SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         TEXTILES & APPAREL (0.3%)
         Urban Outfitters, Inc.*. . . . . .            12,000         $    282,840
                                                                     -------------
          TOTAL CONSUMER DISCRETIONARY  . .                             12,620,720
                                                                     -------------
         CONSUMER STAPLES (0.3%)
         FOOD PRODUCTS (0.3%)
         NBTY, Inc.*. . . . . . . . . . . .            15,000              263,700
                                                                     -------------
         ENERGY (4.5%)
         INTEGRATED OIL & GAS (0.3%)
         Key Energy Services, Inc.* . . . .            28,300              253,851
                                                                     -------------
         OIL & GAS DRILLING (0.7%)
         Ensco International, Inc.. . . . .            14,500              427,025
         Patterson-UTI Energy, Inc.*. . . .             6,500              196,105

                                                                     -------------
                                                                           623,130
                                                                     -------------
         OIL & GAS EQUIPMENT & SERVICES (2.4%)
         BJ Services Co.* . . . . . . . . .            14,700              474,957
         Cooper Cameron Corp.*. . . . . . .             6,300              313,866
         National-Oilwell, Inc.*. . . . . .            37,200              812,448
         Spinnaker Exploration Co.* . . . .             8,100              178,605
         Superior Energy Services, Inc.*. .             3,900               31,980
         W-H Energy Services, Inc.* . . . .            17,900              261,161

                                                                     -------------
                                                                         2,073,017
                                                                     -------------
         OIL & GAS EXPLORATION & PRODUCTION (0.7%)
         Newfield Exploration Co.*. . . . .             9,200              331,660
         Pogo Producing Co. . . . . . . . .             8,900              331,525

                                                                     -------------
                                                                           663,185
                                                                     -------------
         OIL & GAS REFINING & MARKETING (0.4%)
         Premcor, Inc.* . . . . . . . . . .            16,300              362,349
                                                                     -------------
          TOTAL ENERGY  . . . . . . . . . .                              3,975,532
                                                                     -------------
         FINANCIALS (6.3%)
         BANKS (1.4%)
         Commercial Capital Bancorp, Inc.*.             5,400               47,898
         Investors Financial Services Corp.            10,800              295,812
         New York Community Bancorp, Inc. .             5,100              147,288
         Sky Financial Group, Inc.. . . . .            15,000              298,650
         Southwest Bancorporation of Texas,
          Inc.* . . . . . . . . . . . . . .            14,100              406,221

                                                                     -------------
                                                                         1,195,869
                                                                     -------------
         DIVERSIFIED FINANCIALS (2.1%)
         A.G. Edwards, Inc. . . . . . . . .            10,400              342,784
         Affiliated Managers Group, Inc.* .             8,100              407,430
         AMBAC Financial Group, Inc.. . . .             6,800              382,432
         AmeriCredit Corp.* . . . . . . . .            27,500              212,850
         BlackRock, Inc.* . . . . . . . . .             7,400              291,560
         Friedman, Billings, Ramsey Group,
          Inc., Class A*. . . . . . . . . .            21,000              196,560

                                                                     -------------
                                                                         1,833,616
                                                                     -------------
         INSURANCE (2.4%)
         Mercury General Corp.. . . . . . .            10,900              409,622
         Platinum Underwriters Holdings Ltd.           11,500              303,025
         PMI Group, Inc.. . . . . . . . . .            15,400              462,616
         Radian Group, Inc. . . . . . . . .            10,900              404,935
         Renaissance Reinsurance
          Holdings Ltd. . . . . . . . . . .             5,400              213,840
         Stancorp Financial Group, Inc. . .             6,300              307,755

                                                                     -------------
                                                                         2,101,793
                                                                     -------------
         INVESTMENT COMPANIES (0.4%)
         American Capital Strategies Ltd. .            16,400              354,076
                                                                     -------------
          TOTAL FINANCIALS  . . . . . . . .                              5,485,354
                                                                     -------------
         HEALTH CARE (22.3%)
         BIOTECHNOLOGY (4.6%)
         Affymetrix, Inc.*. . . . . . . . .            14,150              323,893
         Charles River Laboratories
          International, Inc.*. . . . . . .             7,900              303,992


                                       24


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER OF             VALUE
                                                     SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         CV Therapeutics, Inc.* . . . . . .            11,000         $    200,420
         Integra LifeSciences Holdings
          Corp.*. . . . . . . . . . . . . .            20,300              358,295
         InterMune, Inc.* . . . . . . . . .            10,300              262,753
         Martek Biosciences Corp.*. . . . .            29,000              729,640
         Regeneration Technologies, Inc.* .            80,000              809,520
         Telik, Inc.* . . . . . . . . . . .            22,500              262,350
         The Medicines Co.* . . . . . . . .            31,700              507,834
         TRC Cos., Inc.*. . . . . . . . . .            20,000              262,600

                                                                     -------------
                                                                         4,021,297
                                                                     -------------
         HEALTH CARE EQUIPMENT & SERVICES (12.9%)
         Abgenix, Inc.* . . . . . . . . . .             8,600               63,382
         Accredo Health, Inc.*. . . . . . .            21,000              740,250
         AMERIGROUP Corp.*. . . . . . . . .            20,000              606,200
         AmerisourceBergen Corp.. . . . . .             2,900              157,499
         Aradigm Corp.* . . . . . . . . . .            50,000               81,000
         Biomet, Inc. . . . . . . . . . . .            23,900              684,974
         Boston Scientific Corp.* . . . . .             6,000              255,120
         Caremark Rx, Inc.* . . . . . . . .            32,000              520,000
         Centene Corp.* . . . . . . . . . .            15,000              503,850
         Community Health Systems, Inc.*. .            12,200              251,198
         Conceptus, Inc.* . . . . . . . . .            20,000              239,600
         Covance, Inc.* . . . . . . . . . .             8,500              209,015
         Cyberonics*. . . . . . . . . . . .            15,000              276,000
         First Health Group Corp.*. . . . .            11,000              267,850
         Guidant Corp.* . . . . . . . . . .            10,200              314,670
         Henry Schein, Inc.*. . . . . . . .             4,200              189,000
         LifePoint Hospitals, Inc.* . . . .             5,600              167,614
         Mid Atlantic Medical Services,
          Inc.* . . . . . . . . . . . . . .             9,200              298,080
         Omnicare, Inc. . . . . . . . . . .            15,800              376,514
         OraSure Technologies, Inc.*. . . .            32,500              177,125
         Pediatrix Medical Group, Inc.* . .             6,200              248,372
         Priority Health Corp., Class B*. .            30,300              702,960
         PSS World Medical, Inc.* . . . . .            40,700              278,388
         St. Jude Medical, Inc.*. . . . . .             8,550              339,606
         Stericycle, Inc.*. . . . . . . . .             9,800              317,314
         Therasense, Inc.*. . . . . . . . .            52,800              440,880
         Thoratec Corp.*. . . . . . . . . .            15,000              114,450
         United Surgical Partners
          International, Inc. * . . . . . .            30,000              468,630
         United Therapeutics Corp.* . . . .            25,100              419,170
         VCA Antech, Inc.*. . . . . . . . .            20,000              300,000
         VistaCare, Inc., Class A*. . . . .             3,200               51,232
         WebMD Corp.* . . . . . . . . . . .            32,500              277,875
         WellChoice, Inc.*. . . . . . . . .            11,200              268,240
         Wellpoint Health Networks, Inc.* .             7,850              558,606
         Wright Medical Group, Inc.*. . . .            11,900              207,762

                                                                     -------------
                                                                        11,372,426
                                                                     -------------
         PHARMACEUTICALS (4.8%)
         Andrx Group* . . . . . . . . . . .            16,500              242,055
         Axcan Pharma, Inc.*. . . . . . . .            25,800              303,666
         Barr Laboratories, Inc.* . . . . .             4,600              299,414
         Biovail Corp.* . . . . . . . . . .            22,200              586,302
         MedImmune, Inc.* . . . . . . . . .            11,900              323,323
         Novavax, Inc.* . . . . . . . . . .           104,100              270,660
         Scios, Inc.* . . . . . . . . . . .            12,100              394,218
         SupportSoft, Inc.* . . . . . . . .           248,100              977,514
         Teva Pharmaceutical Industries
          Ltd. (ADR). . . . . . . . . . . .            12,500              482,625
         Trimeris, Inc.*. . . . . . . . . .             7,100              305,939

                                                                     -------------
                                                                         4,185,716
                                                                     -------------
          TOTAL HEALTH CARE . . . . . . . .                             19,579,439
                                                                     -------------
         INDUSTRIALS (15.3%)
         AEROSPACE & DEFENSE (2.2%)
         Aeroflex, Inc.*. . . . . . . . . .            25,000              172,500
         Alliant Techsystems, Inc.* . . . .            13,350              832,372
         Herley Industries, Inc.* . . . . .            30,000              522,240
                                                   NUMBER OF             VALUE
                                                     SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         United Defense Industries, Inc.* .            17,300         $    403,090

                                                                     -------------
                                                                         1,930,202
                                                                     -------------
         AIR FREIGHT & COURIERS (0.5%)
         Airborne, Inc. . . . . . . . . . .            15,000              222,450
         EGL, Inc.* . . . . . . . . . . . .            15,000              213,750

                                                                     -------------
                                                                           436,200
                                                                     -------------
         AIRLINES (1.5%)
         JetBlue Airways Corp.* . . . . . .            27,050              730,350
         Ryanair Holdings plc (ADR)*. . . .            14,500              567,820

                                                                     -------------
                                                                         1,298,170
                                                                     -------------
         BUILDING PRODUCTS (0.4%)
         Florida Rock Industries, Inc.. . .             4,500              171,225
         Simpson Manufacturing Co., Inc.* .             5,800              190,820

                                                                     -------------
                                                                           362,045
                                                                     -------------
         COMMERCIAL SERVICES & SUPPLIES (8.4%)
         Administaff, Inc.* . . . . . . . .            50,000              300,000
         Advisory Board Co. (The) . . . . .             6,000              179,400
         Apollo Group, Inc., Class A* . . .             7,300              321,200
         Bennett Environmental, Inc.* . . .            40,000              276,400
         C.H. Robinson Worldwide, Inc.. . .            13,900              433,680
         CACI International, Inc., Class A*             6,500              231,660
         Career Education Corp.*. . . . . .             6,500              260,000
         Coinstar, Inc.*. . . . . . . . . .            25,000              566,250
         Corinthian Colleges, Inc.* . . . .            14,900              564,114
         Digital River, Inc.* . . . . . . .            20,000              239,000
         Expeditors International of
          Washington, Inc.. . . . . . . . .            10,900              355,885
         Iron Mountain, Inc.* . . . . . . .            15,400              508,354
         Manpower, Inc. . . . . . . . . . .            31,500            1,004,850
         Medical Staffing Network
          Holdings, Inc.* . . . . . . . . .            17,300              276,800
         Philadelphia Suburban Corp.. . . .            12,900              265,740
         Rent-A-Center, Inc.* . . . . . . .            13,600              679,320
         S1 Corp.*. . . . . . . . . . . . .            60,000              267,600
         Strayer Education, Inc.. . . . . .             5,800              333,500
         Weight Watchers International,
          Inc.* . . . . . . . . . . . . . .             6,700              307,999

                                                                     -------------
                                                                         7,371,752
                                                                     -------------
         ELECTRICAL EQUIPMENT (0.2%)

         Varian Semiconductor Equipment                 7,700              182,960
          Associates, Inc.* . . . . . . . .                          -------------
         HOTELS (0.2%)
         Orient-Express Hotel Ltd., Class A*           12,500              168,750
                                                                     -------------
         INDUSTRIAL CONGLOMERATES (0.3%)
         Applied Films Corp.. . . . . . . .            12,500              249,875
                                                                     -------------
         MACHINERY (1.0%)
         Idex Corp. . . . . . . . . . . . .            12,700              415,290
         Kulicke & Soffa Industries*. . . .            35,000              200,200
         Navistar International Corp. . . .             9,500              230,945

                                                                     -------------
                                                                           846,435
                                                                     -------------
         MARINE PORTS & SERVICES (0.1%)
         Horizon Offshore, Inc.*. . . . . .            27,500              136,950
                                                                     -------------
         TRUCKING (0.5%)
         Landstar System, Inc.* . . . . . .             7,000              408,520
                                                                     -------------
          TOTAL INDUSTRIALS . . . . . . . .                             13,391,859
                                                                     -------------
         INFORMATION TECHNOLOGY (26.9%)
         AEROSPACE & DEFENSE (0.9%)
         L-3 Communications Holdings, Inc.*            17,300              776,943
                                                                     -------------
         APPLICATION SOFTWARE (2.9%)
         Autodesk, Inc. . . . . . . . . . .            16,500              235,950
         Hyperion Solutions Corp.*. . . . .            14,300              367,081
         Informatica Corp.* . . . . . . . .            58,400              336,384
         Mercury Interactive Corp.* . . . .            14,300              423,995
         National Instruments Corp.*. . . .            17,400              565,326
                                                 25


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                  NUMBER OF             VALUE
                                                     SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         NetIQ Corp.* . . . . . . . . . . .             9,200         $    113,620
         Quest Software, Inc.*. . . . . . .            13,900              143,309
         SkillSoft plc (ADR)* . . . . . . .           101,000              277,750
         Take-Two Interactive Software,
          Inc.* . . . . . . . . . . . . . .             4,000               93,960

                                                                     -------------
                                                                         2,557,375
                                                                     -------------
         COMPUTER HARDWARE (0.3%)
         CDW Computer Centers, Inc.*. . . .             6,500              285,025
                                                                     -------------
         COMPUTER STORAGE & PERIPHERALS (1.2%)
         M-Systems Flash Disk Pioneers* . .            17,500              127,925
         Network Appliance, Inc.* . . . . .            52,300              523,000
         Seagate Technology*. . . . . . . .            40,000              429,200

                                                                     -------------
                                                                         1,080,125
                                                                     -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (4.3%)
         Amphenol Corp., Class A* . . . . .            12,200              463,600
         Anadigics, Inc.* . . . . . . . . .            30,000               77,400
         Avocent Corp.* . . . . . . . . . .            11,200              248,864
         Garmin Ltd.* . . . . . . . . . . .            10,500              307,650
         Gentex Corp.*. . . . . . . . . . .            15,950              504,658
         HEI, Inc.* . . . . . . . . . . . .            81,200              259,840
         Intersil Corp., Class A* . . . . .            48,430              675,114
         Jabil Circuit, Inc.* . . . . . . .            39,450              706,944
         Scientific Games Corp., Class A* .            20,000              145,200
         Tektronix, Inc.* . . . . . . . . .            22,700              412,913

                                                                     -------------
                                                                         3,802,183
                                                                     -------------
         INTERNET SOFTWARE & SERVICES (5.0%)
         Alloy Online, Inc.*. . . . . . . .            47,500              520,125
         Getty Images, Inc.*. . . . . . . .             9,500              290,225
         imanage, Inc.* . . . . . . . . . .           160,000              512,000
         Matrixone, Inc.* . . . . . . . . .            50,000              215,000
         MicroStrategy, Inc., Class A*. . .            15,000              226,500
         NetFlix, Inc.* . . . . . . . . . .            35,000              385,350
         Raindance Communications, Inc.*. .           150,000              484,500
         Secure Computing Corp.*. . . . . .           100,000              641,000
         VeriSign, Inc.*. . . . . . . . . .            45,000              360,900
         Verisity Ltd.* . . . . . . . . . .            16,000              304,960
         Yahoo!, Inc.*. . . . . . . . . . .            29,600              483,960

                                                                     -------------
                                                                         4,424,520
                                                                     -------------
         IT CONSULTING & SERVICES (2.5%)
         Affiliated Computer Services, Inc.,
          Class A*. . . . . . . . . . . . .            12,150              639,698
         Anteon International Corp. . . . .            15,000              360,000
         Corporate Executive Board Co.* . .            14,700              469,224
         Hewitt Associates, Inc.* . . . . .            22,700              719,363

                                                                     -------------
                                                                         2,188,285
                                                                     -------------
         NETWORKING EQUIPMENT (0.5%)
         Computer Network
          Technology Corp.* . . . . . . . .            35,000              248,500
         Foundry Networks, Inc.*. . . . . .            22,500              158,400

                                                                     -------------
                                                                           406,900
                                                                     -------------
         SEMICONDUCTOR EQUIPMENT (2.9%)
         AMTI, Inc.*. . . . . . . . . . . .            18,500              342,620
         Cymer, Inc.. . . . . . . . . . . .             5,800              187,050
         Exar Corp.*. . . . . . . . . . . .            23,700              293,880
         Integrated Circuit Systems, Inc.*.            23,400              427,050
         LTX Corp.* . . . . . . . . . . . .            40,000              241,200
         Marvell Technology Group Ltd.* . .            10,000              188,600
         Microchip Technology, Inc.*. . . .            13,150              321,517
         Mykrolis Corp.*. . . . . . . . . .            25,000              182,500
         Novellus Systems, Inc.*. . . . . .            11,600              325,728

                                                                     -------------
                                                                         2,510,145
                                                                     -------------
         SEMICONDUCTORS (2.8%)
         Altera Corp.*. . . . . . . . . . .            45,600              562,248
         Fairchild Semiconductor
          International, Inc., Class A* . .            24,800              265,608
         Maxim Integrated Products, Inc.* .            10,200              337,008
         Monolithic System Technology, Inc.            20,000              241,600

                                                   NUMBER OF             VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         QLogic Corp.*. . . . . . . . . . .            11,550         $    398,591
         Virage Logic Corp.*. . . . . . . .            30,000              300,900
         Xilinx, Inc.*. . . . . . . . . . .            18,000              370,800
                                                                     -------------
                                                                         2,476,755
                                                                     -------------
         SYSTEMS SOFTWARE (3.0%)
         Adobe Systems, Inc.. . . . . . . .            18,500              458,818
         Cognos, Inc.*. . . . . . . . . . .            27,600              647,220
         Cray, Inc. . . . . . . . . . . . .            30,000              230,100
         Imation, Corp.*. . . . . . . . . .            10,500              368,340
         Legato Systems, Inc.*. . . . . . .            50,000              251,500
         Micromuse, Inc.* . . . . . . . . .            80,400              307,128
         Viewpoint Corp.* . . . . . . . . .           175,000              327,250

                                                                     -------------
                                                                         2,590,356
                                                                     -------------
         TELECOMMUNICATIONS EQUIPMENT (0.6%)
         Tekelec* . . . . . . . . . . . . .            25,000              261,250
         Utstarcom, Inc.* . . . . . . . . .            15,000              297,450

                                                                     -------------
                                                                           558,700
                                                                     -------------
          TOTAL INFORMATION TECHNOLOGY  . .                             23,657,312
                                                                     -------------
         MATERIALS (3.0%)
         CHEMICALS (1.5%)
         Georgia Gulf Corp. . . . . . . . .            15,500              358,670
         Millennium Pharmaceuticals, Inc.*.            38,500              305,690
         Olin Corp. . . . . . . . . . . . .            14,000              217,700
         Praxair, Inc.. . . . . . . . . . .             8,250              476,603

                                                                     -------------
                                                                         1,358,663
                                                                     -------------
         CONTAINERS & PACKAGING (0.9%)
         Crown Cork & Seal Co., Inc.* . . .            35,000              278,250
         Pactiv Corp.*. . . . . . . . . . .            22,800              498,408

                                                                     -------------
                                                                           776,658
                                                                     -------------
         METALS & MINING (0.6%)
         Oregon Steel Mills, Inc.*. . . . .            44,000              176,880
         Quanex Corp. . . . . . . . . . . .            10,000              335,000

                                                                     -------------
                                                                           511,880
                                                                     -------------
          TOTAL MATERIALS . . . . . . . . .                              2,647,201
                                                                     -------------
         TELECOMMUNICATION SERVICES (1.9%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
         Plantronics, Inc.* . . . . . . . .            15,100              228,463
         RMH Teleservices, Inc.*. . . . . .            78,900              828,450

                                                                     -------------
                                                                         1,056,913
                                                                     -------------
         WIRELESS TELECOMMUNICATION SERVICES (0.7%)
         Nextel Partners, Inc., Class A*. .            60,000              364,200
         Sprint Corp. (PCS Group)*. . . . .            60,800              266,304

                                                                     -------------
                                                                           630,504
                                                                     -------------
          TOTAL TELECOMMUNICATION SERVICES                               1,687,417
                                                                     -------------
         UTILITIES (0.5%)
         ELECTRIC UTILITIES (0.3%)
         Calpine Corp.* . . . . . . . . . .            85,000              277,100
                                                                     -------------
         MULTI - UTILITIES (0.2%)
         Power-One, Inc.* . . . . . . . . .            28,200              159,894
                                                                     -------------
          TOTAL UTILITIES . . . . . . . . .                                436,994
                                                                     -------------
         TOTAL COMMON STOCKS (95.4%)
          (Cost $84,447,533). . . . . . . .                             83,745,528
                                                                     -------------
                                                          26


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                  PRINCIPAL             VALUE
                                                     AMOUNT            (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (8.7%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03
          (Amortized Cost $7,638,846) . . .        $7,638,846         $  7,638,846
                                                                     -------------
         TOTAL INVESTMENTS (104.1%)
          (Cost/Amortized Cost $92,086,379)                             91,384,374

         OTHER ASSETS LESS LIABILITIES                                 (3,576,284)
           (-4.1%)                                                   -------------
         NET ASSETS (100%)  . . . . . . . .                          $  87,808,090
                                                                     =============

---------
* Non-income producing.
  Glossary:
  ADR-- American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $173,436,247
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                  74,370,217
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $  3,322,162
Aggregate gross unrealized
 depreciation . . . . . .                   (6,044,220)
                                          ------------
Net unrealized
 depreciation . . . . . .                 $ (2,722,058)
                                          ============
Federal income tax cost of
 investments  . . . . . .                 $ 94,106,432
                                          ============


For the year ended December 31, 2002, the Portfolio incurred approximately $815 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $10,476,225 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (14.6%)
         APPAREL RETAIL (1.3%)
         American Eagle Outfitters,
          Inc.* . . . . . . . . . . . .                 43,100       $    593,918
         Ann Taylor Stores Corp.* . . .                  3,000             61,260
         Burlington Coat Factory
          Warehouse Corp. . . . . . . .                  3,000             53,850
         Cato Corp., Class A. . . . . .                  1,400             30,226
         Chico's FAS, Inc.* . . . . . .                  7,200            136,152
         Columbia Sportswear Co.* . . .                  2,400            106,608
         Dress Barn, Inc.*. . . . . . .                    400              5,320
         Fossil, Inc.*. . . . . . . . .                  2,400             48,816
         Hampshire Group Ltd.*. . . . .                    500             11,000
         Oxford Industries, Inc.. . . .                  1,400             35,910
         Ross Stores, Inc.. . . . . . .                  3,700            156,843
         S&K Famous Brands, Inc.. . . .                    600              7,494

                                                                      -----------
                                                                        1,247,397
                                                                      -----------
         AUTO COMPONENTS (0.3%)
         Bandag, Inc. . . . . . . . . .                    200              7,736
         Federal Screw Works. . . . . .                    200              8,400
         Michelin, Class B (Registered)                  6,000            206,899
         Midas, Inc.* . . . . . . . . .                    100                643
         R&B, Inc.* . . . . . . . . . .                  1,600             16,176
         Standard Motor Products, Inc..                  1,500             19,500

                                                                      -----------
                                                                          259,354
                                                                      -----------
         AUTOMOBILES (0.0%)
         America's Car-Mart, Inc.*. . .                    400              5,100
         Coachmen Industries, Inc.. . .                    600              9,480

                                                                      -----------
                                                                           14,580
                                                                      -----------
         CASINOS & GAMING (0.2%)
         Argosy Gaming Co.* . . . . . .                  9,500            179,835
         Kerzner International Ltd.*. .                  2,000             40,160

                                                                      -----------
                                                                          219,995
                                                                      -----------
         COMPUTER & ELECTRONICS RETAIL (1.2%)
         Harman International
          Industries, Inc.. . . . . . .                 20,000          1,190,000
         Rockford Corp. . . . . . . . .                  1,400              8,246

                                                                      -----------
                                                                        1,198,246
                                                                      -----------
         DEPARTMENT STORES (1.2%)
         J.C. Penney, Inc.. . . . . . .                 50,450          1,160,854
                                                                      -----------
         DISTRIBUTORS (0.2%)
         Finishmaster, Inc.*. . . . . .                    500              5,825
         Handleman Co.* . . . . . . . .                  4,700             54,050
         Hughes Supply, Inc.. . . . . .                  1,600             43,712
         SCP Pool Corp.*. . . . . . . .                  3,200             93,440

                                                                      -----------
                                                                          197,027
                                                                      -----------
         GENERAL MERCHANDISE STORES (0.3%)
         Big Lots, Inc.*. . . . . . . .                 21,200            280,476
                                                                      -----------
         HOTELS (0.1%)
         Marcus Corp. . . . . . . . . .                  1,900             26,980
         Rare Hospitality
          International, Inc.*. . . . .                    400             11,048
         Westcoast Hospitality Corp.* .                  2,700             15,120

                                                                      -----------
                                                                           53,148
                                                                      -----------
         HOUSEHOLD DURABLES (2.1%)
         Basset Furniture Industries,
          Inc.. . . . . . . . . . . . .                    700             10,024
         Black & Decker Corp. . . . . .                 13,400            574,726
         Bush Industries, Class A . . .                  1,800              8,712
         Centex Corp. . . . . . . . . .                  6,700            336,340
         Chromcraft Revington, Inc.*. .                  1,000             13,050
         Clayton Homes, Inc.. . . . . .                 11,100            135,198
         KB Home. . . . . . . . . . . .                  5,300            227,105
         Kimball International, Inc.,
          Class B . . . . . . . . . . .                  8,800            125,400
         Knape & Vogt Manufacturing Co.                    800              8,521
         La-Z-Boy, Inc. . . . . . . . .                  3,500             83,930
         Lancaster Colony Corp. . . . .                  3,300            128,964
                                                  NUMBER OF              VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         Pier 1 Imports, Inc. . . . . .                  3,300        $    62,469
         Pulte Homes, Inc.. . . . . . .                  2,900            138,823
         Toll Brothers, Inc.* . . . . .                 10,700            216,140

                                                                      -----------
                                                                        2,069,402
                                                                      -----------
         LEISURE FACILITIES (0.4%)
         Bally Total Fitness Holding
          Corp.*. . . . . . . . . . . .                 49,500            350,955
         ILX Resorts, Inc.* . . . . . .                    100                790

                                                                      -----------
                                                                          351,745
                                                                      -----------
         LEISURE PRODUCTS (0.9%)
         Brunswick Corp.. . . . . . . .                 17,600            349,536
         Callaway Golf Co.. . . . . . .                 26,000            344,500
         Escalade, Inc.*. . . . . . . .                    900             18,000
         Huffy Corp.. . . . . . . . . .                  1,900             11,343
         K2, Inc.*. . . . . . . . . . .                  3,700             34,780
         Polaris Industries, Inc. . . .                  1,400             82,040
         Security Capital Corp., Class
          A*. . . . . . . . . . . . . .                  1,200             10,080

                                                                      -----------
                                                                          850,279
                                                                      -----------
         MEDIA (3.5%)
         Belo Corp., Class A. . . . . .                 13,100            279,292
         Blockbuster, Inc., Class A . .                 12,300            150,675
         Grey Global Group, Inc.. . . .                    100             61,110
         Interactive Data Corp.*. . . .                  2,000             27,500
         Interpublic Group Cos., Inc. .                 52,600            740,608
         Lin TV Corp., Class A* . . . .                  4,000             97,400
         Media General, Inc., Class A .                  3,300            197,835
         Meredith Corp. . . . . . . . .                 10,650            437,821
         Metro-Goldwyn-Mayer, Inc.* . .                 43,450            564,850
         Movie Gallery, Inc.* . . . . .                  1,400             18,200
         Pixar, Inc.* . . . . . . . . .                  1,500             79,485
         Reader's Digest Association,
          Inc.. . . . . . . . . . . . .                 35,940            542,694
         UnitedGlobalCom, Inc., Class A*                87,500            210,000

                                                                      -----------
                                                                        3,407,470
                                                                      -----------
         RESTAURANTS (0.5%)
         Ark Restaurants Corp.* . . . .                    400              2,420
         Bob Evans Farms, Inc.. . . . .                    800             18,680
         CBRL Group, Inc. . . . . . . .                  6,100            183,793
         Frisch's Restaurants, Inc. . .                    800             16,600
         Garden Fresh Restaurant Corp.*                    700              7,000
         Landry's Restaurants, Inc. . .                  4,500             95,580
         Lone Star Steakhouse
          & Saloon, Inc.. . . . . . . .                  4,300             83,162
         O'Charley's, Inc.* . . . . . .                    500             10,265
         Outback Steakhouse, Inc.*. . .                    200              6,888
         Rubio's Restaurants, Inc.* . .                  1,200              7,428
         Schlotzsky's, Inc.*. . . . . .                    800              2,688

                                                                      -----------
                                                                          434,504
                                                                      -----------
         SPECIALTY STORES (1.7%)
         Borders Group, Inc.* . . . . .                  8,300            133,630
         Charming Shoppes, Inc.*. . . .                 23,600             98,648
         Foot Locker, Inc.* . . . . . .                 33,700            353,850
         Friedman's, Inc., Class A. . .                  3,800             32,984
         Jakks Pacific, Inc.* . . . . .                  1,200             16,164
         Jo-Ann Stores, Inc., Class A*.                    200              4,594
         Neiman Marcus Group, Inc.* . .                    200              6,078
         Nelson (Thomas), Inc.* . . . .                  2,200             22,044
         PETCO Animal Supplies, Inc.* .                  3,400             79,693
         Petsmart, Inc.*. . . . . . . .                  6,500            111,345
         Talbots, Inc.. . . . . . . . .                 23,200            638,696
         Toro Co. . . . . . . . . . . .                  2,700            172,530

                                                                      -----------
                                                                        1,670,256
                                                                      -----------
         TEXTILES & APPAREL (0.7%)
         Brown Shoe Co., Inc. . . . . .                  2,000             47,660
         Cherokee, Inc.*. . . . . . . .                    500              7,300
         Decorator Industries, Inc. . .                    300              1,572
         Delta Apparel, Inc.. . . . . .                    800             12,320
         G-III Apparel Group,  Ltd. . .                  1,400              8,400
                                               28


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         Jos A Bank Clothiers, Inc.*. .                    400        $     8,528
         Lakeland Industries, Inc.* . .                    220              1,547
         Nautica Enterprises, Inc.* . .                  5,800             64,438
         Payless Shoesource, Inc.*. . .                    200             10,294
         Phillips-Van Heusen Corp.. . .                  5,800             67,048
         Quaker Fabric Corp.* . . . . .                  1,800             12,510
         Quicksilver, Inc.* . . . . . .                  1,100             29,326
         Russell Corp.. . . . . . . . .                  2,800             46,872
         Stride Rite Corp.. . . . . . .                  8,700             62,379
         Superior Uniform Group, Inc. .                    700              8,673
         Tandy Brands Accessories, Inc.                    400              3,680
         V.F. Corp. . . . . . . . . . .                  5,700            205,485
         Wellman, Inc.. . . . . . . . .                  4,700             63,403

                                                                      -----------
                                                                          661,435
                                                                      -----------
          TOTAL CONSUMER DISCRETIONARY                                 14,076,168
                                                                      -----------
         CONSUMER STAPLES (5.2%)
         BEVERAGES (0.6%)
         Adolph Coors Co., Class B. . .                  1,100             67,375
         Constellation Brands, Inc.*. .                 20,000            474,200
         National Beverage Corp.* . . .                    700             10,710
         Robert Mondavi Corp., Class A*                    600             18,600
         Todhunter International, Inc.*                    400              3,940

                                                                      -----------
                                                                          574,825
                                                                      -----------
         DRUG RETAIL (0.1%)
         Longs Drug Stores Corp.. . . .                  2,800             58,072
                                                                      -----------
         FOOD DISTRIBUTORS (0.0%)
         United Natural Foods, Inc.*. .                    500             12,675
                                                                      -----------
         FOOD PRODUCTS (3.4%)
         Boston Beer Co., Inc., Class A*                 1,500             21,450
         Bunge Ltd. . . . . . . . . . .                 35,900            863,754
         Corn Products International,
          Inc.. . . . . . . . . . . . .                  2,200             66,286
         Dean Foods Co.*. . . . . . . .                 14,300            530,530
         Flowers Foods, Inc.* . . . . .                  2,700             52,677
         Hain Celestial Group, Inc.*. .                 63,800            969,760
         John B. Sanfilippo & Son, Inc.*                   800              8,056
         MGP Ingredients, Inc.. . . . .                    900              7,020
         Monsanto Co. . . . . . . . . .                 14,600            281,050
         NBTY, Inc.*. . . . . . . . . .                    700             12,306
         Seaboard Corp. . . . . . . . .                    110             26,400
         Sensient Technologies Corp.. .                 18,900            424,683
         Standex International Corp.. .                  2,900             69,136

                                                                      -----------
                                                                        3,333,108
                                                                      -----------
         FOOD RETAIL (0.2%)
         Fresh Brands, Inc. . . . . . .                    500              8,250
         Fresh Del Monte Produce. . . .                  6,500            122,915
         Ruddick Corp.. . . . . . . . .                  3,100             42,439
         Village Super Market, Class A*                    200              4,804
         Weis Markets, Inc. . . . . . .                    900             27,945

                                                                      -----------
                                                                          206,353
                                                                      -----------
         HOUSEHOLD PRODUCTS (0.1%)
         Dial Corp. (The) . . . . . . .                  4,700             95,739
         Flexsteel Industries, Inc. . .                  1,400             23,408
         Lifetime Hoan Corp.. . . . . .                  1,100              5,247

                                                                      -----------
                                                                          124,394
                                                                      -----------
         PERSONAL PRODUCTS (0.8%)
         Del Laboratories, Inc.*. . . .                    830             16,766
         Elizabeth Arden, Inc.* . . . .                    200              2,960
         Estee Lauder Cos., Inc., Class
          A . . . . . . . . . . . . . .                 25,350            669,240
         Helen of Troy Ltd. . . . . . .                    500              5,820
         Nature's Sunshine Products,
          Inc.. . . . . . . . . . . . .                  2,900             28,159
         Russ Berrie & Co., Inc.. . . .                    300             10,134

                                                                      -----------
                                                                          733,079
                                                                      -----------
          TOTAL CONSUMER STAPLES  . . .                                 5,042,506
                                                                      -----------

                                                  NUMBER OF              VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         ENERGY (6.2%)
         INTEGRATED OIL & GAS (0.7%)
         National Fuel Gas Co.. . . . .                 12,800        $   265,344
         Oneok, Inc.. . . . . . . . . .                  7,200            138,240
         Petro-Canada . . . . . . . . .                  8,900            276,701
                                                                      -----------
                                                                          680,285
                                                                      -----------
         OIL & GAS DRILLING (1.7%)
         Ensco International, Inc.. . .                 22,350            658,207
         GlobalSantaFe Corp.. . . . . .                  7,080            172,186
         Hydril Co.*. . . . . . . . . .                    300              7,071
         Oil States International, Inc.*                 3,500             45,150
         Pride International, Inc.* . .                 48,200            718,180

                                                                      -----------
                                                                        1,600,794
                                                                      -----------
         OIL & GAS EQUIPMENT & SERVICES (0.9%)
         Cooper Cameron Corp.*. . . . .                 14,200            707,444
         Lufkin Industries, Inc.. . . .                    300              7,035
         Matrix Service Co. . . . . . .                  1,800             16,956
         NATCO Group, Inc., Class A . .                  1,500              9,420
         Oceaneering International,
          Inc.* . . . . . . . . . . . .                  1,700             42,058
         Offshore Logistics, Inc.*. . .                    800             17,536
         Seacor Smit, Inc.* . . . . . .                  1,700             75,650

                                                                      -----------
                                                                          876,099
                                                                      -----------
         OIL & GAS EXPLORATION & PRODUCTION (2.3%)
         Callon Petroleum Co.*. . . . .                    200                670
         Castle Energy Corp.. . . . . .                  1,200              4,644
         Devon Energy Corp. . . . . . .                 18,850            865,215
         Encore Acquisition Co.*. . . .                  1,200             22,104
         Forest Oil Corp.*. . . . . . .                  5,900            163,135
         Newfield Exploration Co.*. . .                  7,900            284,795
         Ocean Energy, Inc. . . . . . .                 17,500            349,475
         Pogo Producing Co. . . . . . .                  3,500            130,375
         Resource America, Inc., Class A                 1,900             17,121
         XTO Energy, Inc. . . . . . . .                 16,800            414,960

                                                                      -----------
                                                                        2,252,494
                                                                      -----------
         OIL & GAS REFINING & MARKETING (0.6%)
         Adams Resources & Energy, Inc.                    600              3,150
         Premcor, Inc.* . . . . . . . .                  3,100             68,913
         Sunoco, Inc. . . . . . . . . .                  6,900            228,942
         Valero Energy Corp.. . . . . .                  7,710            284,808

                                                                      -----------
                                                                          585,813
                                                                      -----------
          TOTAL ENERGY  . . . . . . . .                                 5,995,485
                                                                      -----------
         FINANCIALS (21.0%)
         BANKS (8.3%)
         ABC Bancorp. . . . . . . . . .                  1,100             14,245
         Alliance Financial Corp. . . .                    800             21,760
         Astoria Financial Corp.. . . .                 11,400            309,510
         Auburn National
          Bancorporation, Inc.. . . . .                    400              5,356
         Banc Corp. . . . . . . . . . .                    700              5,432
         Bancorp Rhode Island, Inc. . .                    800             18,288
         BancorpSouth, Inc. . . . . . .                  2,000             38,840
         Banknorth Group, Inc.. . . . .                 28,800            650,880
         Bankunited Financial Corp.*. .                  1,300             21,034
         Bay State Bancorp, Inc.. . . .                  1,200             31,200
         Bedford Bancshares, Inc. . . .                    300              4,731
         Berkshire Hills Bancorp, Inc..                    300             10,272
         Big Foot Financial Corp. . . .                    200              4,216
         Business Bancorp . . . . . . .                    700             11,585
         California First National
          Bancorp . . . . . . . . . . .                  1,000             12,800
         California Independent Bancorp                    525             12,705
         Capital City Bank Group, Inc..                    900             35,271
         Capitol Bancorp Ltd. . . . . .                    147              3,406
         Carrollton Bancorp . . . . . .                    315              4,347
         Carver Bancorp, Inc. . . . . .                    300              3,330
         Cascade Financial Corp.* . . .                    300              3,582
         CCF Holding Co.. . . . . . . .                    450              7,655
                                                    29


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         Center Bancorp, Inc. . . . . .                  1,000        $    23,600
         CFS Bancorp, Inc.. . . . . . .                  1,600             22,880
         Charter One Financial, Inc.. .                 16,240            466,575
         Chemical Financial Corp. . . .                  1,900             61,085
         Colonial Bancgroup, Inc. . . .                 28,300            337,619
         Colony Bankcorp, Inc.. . . . .                    600              9,498
         Commerce Bancorp, Inc. . . . .                    300             10,587
         Commerce Bancshares, Inc.. . .                  2,700            106,083
         Commercial Federal Corp. . . .                 10,000            233,500
         Community Bank System, Inc.. .                  1,500             47,025
         Community Bank Shares
          of Indiana, Inc.  . . . . . .                    300              4,575
         Community Financial Corp.. . .                    400              5,024
         Cowlitz Bancorp* . . . . . . .                    700              5,313
         CPB, Inc.. . . . . . . . . . .                  2,600             71,370
         Desert Community Bank. . . . .                    110              3,109
         ECB Bancorp, Inc.. . . . . . .                    300              5,400
         ESB Financial Corp.. . . . . .                  1,440             18,648
         Falmouth Bancorp, Inc. . . . .                    200              4,850
         FFW Corp.. . . . . . . . . . .                    300              4,986
         First Bancshares, Inc./Mo. . .                    300              3,975
         First Bell Bancorp, Inc. . . .                    600             12,756
         First Citizens BankShares,
          Inc.,
          Class A . . . . . . . . . . .                  1,600            154,560
         First Defiance Financial Corp.                    400              7,560
         First Federal Bancorp, Inc.. .                    400              5,800
         First Federal Bancorp,
          Inc./Ohio . . . . . . . . . .                    700              5,565
         First Keystone Financial, Inc.                    400              6,400
         First Merchants Corp.. . . . .                    315              7,179
         First SecurityFed Financial,
          Inc.. . . . . . . . . . . . .                    700             17,003
         First Virginia Banks, Inc. . .                    450             16,753
         First West Virginia Bancorp,
          Inc.. . . . . . . . . . . . .                    200              4,130
         FirstFed America Bancorp, Inc.                    400              9,940
         FirstFed Bancorp, Inc.*. . . .                    200              1,580
         FirstFed Financial Corp.*. . .                    300              8,685
         FirstMerit Corp. . . . . . . .                  2,400             51,984
         Flagstar Bancorp, Inc. . . . .                    600             12,960
         Florida Banks, Inc.* . . . . .                    500              4,375
         FMS Financial Corp.. . . . . .                    800             10,632
         FNB Corp.. . . . . . . . . . .                    400              7,740
         Foothill Independent Bancorp .                    600             11,382
         FSF Financial Corp.. . . . . .                    200              4,672
         Glen Burnie Bancorp. . . . . .                    300              5,400
         Grand Central Financial Corp..                    200              1,820
         Great Pee Dee Bancorp, Inc.. .                    200              2,952
         GS Financial Corp. . . . . . .                    400              7,260
         Habersham Bancorp. . . . . . .                    400              7,128
         Hancock Holding Co.. . . . . .                    450             20,092
         Harrodsburg First Financial
          Bancorp, Inc. . . . . . . . .                    200              2,488
         Hawthorne Financial Corp.* . .                    800             22,832
         Hemlock Federal Financial Corp.                   300              8,100
         HF Financial Corp. . . . . . .                    600              8,580
         Hibernia Corp., Class A. . . .                 21,600            416,016
         Humboldt Bancorp . . . . . . .                  1,920             20,160
         Independence Community
          Bank Corp.. . . . . . . . . .                  8,100            205,578
         Independent Bank Corp. -Mass .                  2,400             54,720
         International Bancshares Corp.                  2,000             78,900
         Intervest Bancshares Corp.*. .                    900              9,720
         Itla Capital Corp.*. . . . . .                    600             19,938
         Jacksonville Bancorp, Inc./Tex.                   200              5,600
         Klamath First Bancorp, Inc.. .                  1,500             24,090
         Lakeland Financial Corp. . . .                    700             16,415
         Long Island Financial Corp.. .                    300              6,630
         LSB Financial Corp.. . . . . .                    200              3,892
         Mellon Financial Corp. . . . .                 24,350            635,778
         Mystic Financial, Inc. . . . .                    300              5,493
         National Bankshares, Inc.. . .                    100              3,079
                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         New Hampshire Thrift
          Bancshares, Inc.. . . . . . .                    100        $     1,826
         North Bancshares, Inc. . . . .                    300              4,419
         North Valley Bancorp . . . . .                    200              3,606
         Northway Financial, Inc. . . .                    300              9,081
         Old Republic International
          Corp. . . . . . . . . . . . .                  4,000            112,000
         Patriot Bank Corp. . . . . . .                  1,100             16,907
         Pennfed Financial Services,
          Inc.. . . . . . . . . . . . .                    100              2,715
         Peoples Banctrust Co., Inc.. .                    500              6,545
         Peoples Community Bancorp. . .                    300              6,810
         PFF Bancorp, Inc.. . . . . . .                  1,200             37,500
         Pocahontas Bancorp, Inc. . . .                  1,100             12,100
         Princeton National Bancorp,
          Inc.. . . . . . . . . . . . .                    800             16,920
         Progress Financial Corp. . . .                    600              6,960
         Provident Financial Group, Inc.                10,200            265,506
         Provident Financial Holdings,
          Inc.. . . . . . . . . . . . .                    450             11,916
         R & G Financial Corp., Class B                    500             11,625
         Republic Bancorp, Inc. . . . .                  1,800             21,186
         Riggs National Corp.
          (Washington D.C.) . . . . . .                  3,800             58,862
         Salisbury Bancorp, Inc.. . . .                    200              5,520
         Seacoast Financial Services
          Corp. . . . . . . . . . . . .                    600             12,007
         Sierra Bancorp . . . . . . . .                    500              5,051
         Silicon Valley Bancshares* . .                 34,300            625,975
         SNB Bancshares, Inc. . . . . .                    400              9,600
         South Street Financial Corp. .                    300              2,238
         Southside Bancshares, Inc. . .                  1,890             27,991
         St. Francis Capital Corp.. . .                  1,600             37,472
         Staten Island Bancorp, Inc.. .                  9,500            191,330
         Sun Bancorp, Inc./NJ*. . . . .                    630              8,379
         Superior Financial Corp. . . .                  1,100             20,208
         TF Financial Corp. . . . . . .                    300              7,413
         Thistle Group Holdings Co. . .                  1,000             11,710
         Union Community Bancorp. . . .                    500              7,795
         Union Financial Bancshares,
          Inc.. . . . . . . . . . . . .                    300              4,053
         UnionBanCal Corp.. . . . . . .                 16,200            636,174
         United Bankshares, Inc./Ohio .                    800              9,536
         United Bankshares, Inc.. . . .                  1,000             29,061
         United Financial Corp. . . . .                    210              4,620
         Unity Bancorp, Inc.. . . . . .                  1,100              9,064
         Valley National Bancorp. . . .                 12,487            329,282
         W Holding Co., Inc.. . . . . .                  1,350             22,153
         Wainwright Bank & Trust Co.. .                  1,000              8,770
         Washington Banking Co. . . . .                    550              6,545
         Washington Federal, Inc. . . .                  3,500             86,975
         Waypoint Financial Corp. . . .                    600             10,680
         Webster Financial Corp.. . . .                 17,300            602,040
         Wells Financial Corp.. . . . .                    200              4,170
         Western Ohio Financial Corp. .                    300              6,222
         Winton Financial Corp. . . . .                    600              6,636
         Woronoco Bancorp, Inc. . . . .                    400              8,660
         Yardville National Bancorp . .                    500              8,620

                                                                      -----------
                                                                        8,002,898
                                                                      -----------
         DIVERSIFIED FINANCIALS (3.7%)
         A.G. Edwards, Inc. . . . . . .                  7,100            234,016
         Advanta Corp., Class A . . . .                  2,900             26,045
         AMBAC Financial Group, Inc.. .                 14,900            837,976
         Asta Funding, Inc.*. . . . . .                    500              5,240
         Capital Bank Corp. . . . . . .                    400              5,176
         Capital Crossing Bank* . . . .                    500             12,925
         Cash America International,
          Inc.. . . . . . . . . . . . .                    300              2,856
         CIT Group, Inc.* . . . . . . .                 21,000            411,600
         Countrywide Credit Industries,
          Inc.. . . . . . . . . . . . .                 17,200            888,380
         Crescent Banking Co. . . . . .                    400              5,164
         Dominion Resources
          Black Warrior Trust . . . . .                  1,300             28,145
         EverTrust Financial Group, Inc.                 1,100             23,815
         Exchange National Bancshares,
          Inc.. . . . . . . . . . . . .                    600             20,082
                                                30


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         Fidelity National Corp.. . . .                    100        $     1,000
         First American Corp. . . . . .                  4,300             95,460
         First Bancorp of Indiana, Inc.                    300              4,320
         First of Long Island Corp. . .                    600             21,900
         Friedman, Billings, Ramsey
          Group, Inc., Class A* . . . .                  2,900             27,144
         HMN Financial, Inc.. . . . . .                    300              5,049
         Guaranty Bancshares, Inc.. . .                    400              6,408
         Horizon Bancorp, Inc.. . . . .                    400             10,600
         HPSC, Inc. . . . . . . . . . .                  1,100              8,525
         Hudson River Bancorp . . . . .                  1,300             32,175
         Irwin Financial Corp.. . . . .                  3,800             62,700
         Legg Mason, Inc. . . . . . . .                  8,800            427,152
         Maxcor Financial Group*. . . .                    500              3,255
         Municipal Mortgage & Equity LLC                 1,900             48,355
         New Century Financial Corp.. .                  2,900             73,631
         Northeast Pennsylvania
          Financial Corp. . . . . . . .                    600              9,420
         Oregon Trail Financial Corp. .                    600             12,480
         PSB Bancorp, Inc.. . . . . . .                  1,000              7,460
         Stifel Financial Corp. . . . .                    900             10,026
         Student Loan Corp. . . . . . .                    600             58,680
         Team Financial, Inc. . . . . .                    800              8,200
         UMB Financial Corp.. . . . . .                  2,200             84,174
         United PanAm Financial Corp.*.                  1,700             10,625
         WSFS Financial Corp. . . . . .                  1,100             36,267

                                                                      -----------
                                                                        3,566,426
                                                                      -----------
         INSURANCE (5.1%)
         Ace Ltd. . . . . . . . . . . .                 19,300            566,262
         American Financial Group, Inc.                  5,400            124,578
         American National Insurance Co.                   600             49,212
         American Safety Insurance
          Group Ltd.. . . . . . . . . .                  1,200              8,436
         ANFI, Inc. . . . . . . . . . .                  1,125             16,594
         Argonaut Group, Inc. . . . . .                  1,900             28,025
         Brown & Brown, Inc.. . . . . .                    600             19,392
         CNA Financial Corp.* . . . . .                 11,200            286,720
         Commerce Group, Inc. . . . . .                  3,000            112,470
         Cotton States Life Insurance
          Co. . . . . . . . . . . . . .                    100                954
         Crawford & Co., Class B. . . .                    200              1,000
         Delphi Financial Group, Inc.,
          Class A . . . . . . . . . . .                  3,100            117,676
         Donegal Group, Inc., Class B .                  1,900             21,375
         FBL Financial Group, Inc.,
          Class A . . . . . . . . . . .                  2,700             52,569
         Fidelity National Financial,
          Inc.. . . . . . . . . . . . .                  5,610            184,176
         Financial Industries Corp. . .                    700              9,968
         FPIC Insurance Group, Inc.*. .                    600              4,140
         IPC Holdings Ltd.. . . . . . .                  8,400            264,936
         Kansas City Life Insurance Co.                    500             18,950
         National Western Life Insurance
          Co., Class A* . . . . . . . .                    300             28,800
         Nymagic,  Inc. . . . . . . . .                    500              9,725
         Odyssey Reinsurance
          Holdings Corp.. . . . . . . .                  5,600             99,120
         Phoenix Companies, Inc.. . . .                 34,400            261,440
         Platinum Underwriters
          Holdings Ltd. . . . . . . . .                  6,050            159,417
         Protective Life Corp.. . . . .                  6,000            165,120
         PXRE Group Ltd.. . . . . . . .                  2,500             61,250
         Reinsurance Group of America,
          Inc.. . . . . . . . . . . . .                 27,400            741,992
         Renaissance Reinsurance
          Holdings Ltd. . . . . . . . .                 10,300            407,880
         RLI Corp.. . . . . . . . . . .                    600             16,740
         Selective Insurance Group, Inc.                 3,400             85,612
         St. Paul Cos., Inc.. . . . . .                 18,300            623,115
         W.R. Berkley Corp. . . . . . .                  7,400            293,114
         Wesco Financial Corp.. . . . .                    300             92,985
                                                                      -----------
                                                                        4,933,743

                                                                      -----------
                                                  NUMBER OF              VALUE
                                                   SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         REAL ESTATE (3.9%)
         Acadia Realty Trust (REIT) . .                    200        $     1,484
         American Community Properties
          Trust (REIT)* . . . . . . . .                    200              1,078
         AMLI Residential Properties
          Trust (REIT). . . . . . . . .                  2,500             53,200
         Bedford Property Investors,
          Inc. (REIT) . . . . . . . . .                  3,900            100,191
         Boykin Lodging Co., Inc. (REIT)                   500              4,665
         Brandywine Realty Trust (REIT)                  6,800            148,308
         Carramerica Realty Corp. (REIT)                12,900            323,145
         CBL & Associates Properties,
          Inc. (REIT) . . . . . . . . .                  4,900            196,245
         Center Trust, Inc. (REIT). . .                  1,600             12,480
         Colonial Properties Trust
          (REIT). . . . . . . . . . . .                  1,700             57,698
         Corporate Office Properties
          (REIT). . . . . . . . . . . .                  3,600             50,508
         Crescent Real Estate Equities
          Co. (REIT). . . . . . . . . .                  3,000             49,920
         Entertainment Properties Trust
          (REIT). . . . . . . . . . . .                  3,700             87,024
         FelCor Lodging Trust, Inc.
          (REIT). . . . . . . . . . . .                    700              8,008
         Glenborough Realty Trust,
          Inc. (REIT) . . . . . . . . .                  3,400             60,588
         Hanover Capital Mortgage
          Holdings, Inc.. . . . . . . .                    400              2,816
         Hersha Hospitality Trust (REIT)                   600              3,816
         Highwoods Properties, Inc.
          (REIT). . . . . . . . . . . .                  1,100             24,310
         Home Properties of New York,
          Inc. (REIT) . . . . . . . . .                  3,200            110,240
         Hospitality Properties Trust
          (REIT). . . . . . . . . . . .                    400             14,080
         Host Marriott LP (REIT)* . . .                 35,900            317,715
         HRPT Properties Trust (REIT) .                  5,900             48,616
         Insignia Financial Group, Inc.*                 4,300             31,175
         iStar Financial, Inc. (REIT) .                 12,100            339,405
         Jones Lang LaSalle, Inc.*. . .                  5,600             86,128
         Koger Equity, Inc. (REIT). . .                  4,300             67,080
         Liberty Homes, Inc.. . . . . .                    700              2,828
         LNR Property Corp. . . . . . .                  5,900            208,860
         Mack-Cali Realty Corp. (REIT).                  8,700            263,610
         Merry Land Properties, Inc.* .                    100                870
         Mid America Apartment
          Communities, Inc. (REIT). . .                  3,100             75,795
         Middleton Doll Co. . . . . . .                    400              1,992
         Mills Corp. (REIT) . . . . . .                  1,100             32,274
         Novastar Financial, Inc. (REIT)                   400             12,412
         Parkway Properties, Inc. (REIT)                 1,000             35,080
         Pelican Financial, Inc.* . . .                    600              2,850
         Penn Virginia Corp.. . . . . .                  1,000             36,350
         Prentiss Properties Trust
          (REIT). . . . . . . . . . . .                  5,400            152,712
         Rouse Co. (REIT) . . . . . . .                  3,800            120,460
         Ryland Group, Inc. . . . . . .                  2,400             80,040
         SL Green Realty Corp. (REIT) .                  9,800            309,680
         The Macerich Co. (REIT). . . .                  8,500            261,375
         United Capital Corp.*. . . . .                    200              7,080

                                                                      -----------
                                                                        3,804,191
                                                                      -----------
          TOTAL FINANCIALS  . . . . . .                                20,307,258
                                                                      -----------
         HEALTH CARE (7.1%)
         BIOTECHNOLOGY (0.4%)
         Bio-Rad Laboratories, Inc.,
          Class A*. . . . . . . . . . .                  3,300            127,710
         Cambrex Corp.. . . . . . . . .                  6,800            205,428
         Nabi Biopharmaceuticals* . . .                    400              2,480
         US Onconlogy, Inc.*. . . . . .                    800              6,936

                                                                      -----------
                                                                          342,554
                                                                      -----------
         HEALTH CARE EQUIPMENT & SERVICES (6.6%)
         Allied Healthcare
          International, Inc.*. . . . .                    600              2,634
         Almost Family, Inc.* . . . . .                    100                694

                                       31


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         American Medical Security
          Group, Inc.*. . . . . . . . .                  1,400        $    19,572
         Anthem, Inc.*. . . . . . . . .                  6,200            389,980
         Bausch & Lomb, Inc.. . . . . .                  9,900            356,400
         Beckman Coulter, Inc.. . . . .                 16,500            487,080
         Biosite, Inc.* . . . . . . . .                    700             23,814
         Boston Scientific Corp.* . . .                 11,500            488,980
         C.R. Bard, Inc.. . . . . . . .                  7,600            440,800
         Coventry Health Care, Inc.*. .                  3,500            101,605
         Curative Health Services, Inc.*                 1,600             27,600
         Datascope Corp.. . . . . . . .                  2,400             59,522
         DENTSPLY International, Inc. .                  7,100            264,120
         E-Z-Em, Inc.*. . . . . . . . .                  1,300             11,310
         Health Net, Inc.*. . . . . . .                 56,650          1,495,560
         Horizon Health Corp.*. . . . .                    300              5,265
         Humana, Inc.*. . . . . . . . .                  4,700             47,000
         Immucor,  Inc. . . . . . . . .                    200              4,050
         Invacare Corp. . . . . . . . .                  5,700            189,810
         Laboratory Corp. of
          America Holdings* . . . . . .                  7,600            176,624
         Lincare Holdings, Inc.*. . . .                    100              3,162
         MedSource Technologies, Inc.*.                  1,900             12,331
         Mid Atlantic Medical Services,
          Inc.* . . . . . . . . . . . .                    200              6,480
         Mine Safety Appliances Co. . .                    700             22,575
         Moore Medical Corp.. . . . . .                    700              5,005
         National Home Health Care Corp.                   100              1,000
         Ocular Sciences, Inc.* . . . .                  3,800             58,976
         Omnicare, Inc. . . . . . . . .                  9,900            235,917
         Oxford Health Plans,  Inc.*. .                 15,600            568,620
         PSS World Medical, Inc.* . . .                 92,550            633,042
         SeraCare Life Sciences, Inc. .                  1,700             10,200
         ShopKo Stores, Inc.* . . . . .                  4,200             52,290
         Span-America Medical Systems,
          Inc.. . . . . . . . . . . . .                    300              2,424
         Steris Corp.*. . . . . . . . .                    900             21,825
         USANA Health Sciences, Inc.* .                  1,000             12,050
         Utah Medical Products, Inc.* .                    600             11,460
         VCA Antech, Inc.*. . . . . . .                  3,100             46,500
         Vital Signs, Inc.. . . . . . .                  1,300             38,844
         Zoll Medical Corp.*. . . . . .                  1,000             35,670

                                                                      -----------
                                                                        6,370,791
                                                                      -----------
         PHARMACEUTICALS (0.1%)
         Perrigo Co.* . . . . . . . . .                  5,200             63,180
         Pharmaceutical Product
          Development, Inc.*. . . . . .                  1,900             55,613
         West Pharmaceutical Services,
          Inc.. . . . . . . . . . . . .                    500             12,200

                                                                      -----------
                                                                          130,993
                                                                      -----------
          TOTAL HEALTH CARE . . . . . .                                 6,844,338
                                                                      -----------
         INDUSTRIALS (15.5%)
         AEROSPACE & DEFENSE (1.0%)
         Curtiss-Wright Corp. . . . . .                    300             19,146
         Goodrich Corp. . . . . . . . .                 15,500            283,960
         Teledyne Technologies, Inc.* .                 40,050            627,984

                                                                      -----------
                                                                          931,090
                                                                      -----------
         AIR FREIGHT & COURIERS (0.1%)
         AirNet Systems, Inc. . . . . .                  2,000              9,840
         EGL, Inc.* . . . . . . . . . .                  8,000            114,000

                                                                      -----------
                                                                          123,840
                                                                      -----------
         AIRLINES (0.4%)
         Continental Airlines, Inc.,
          Class B*. . . . . . . . . . .                  8,200             59,450
         ExpressJet Holdings, Inc.* . .                 32,200            330,050

                                                                      -----------
                                                                          389,500
                                                                      -----------
         BUILDING PRODUCTS (0.6%)
         Centex Construction Products,
          Inc.. . . . . . . . . . . . .                    400             14,060
         Foster (Lb) Co., Class A*. . .                  1,200              5,208
         Oglebay Norton Co. . . . . . .                  1,000              6,650
         Trex Co., Inc.*. . . . . . . .                    600             21,180

                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         York International Corp. . . .                 21,800        $   557,426
                                                                      -----------
                                                                          604,524
                                                                      -----------
         COMMERCIAL SERVICES & SUPPLIES (3.7%)
         Ambassadors Group, Inc.. . . .                  1,300             16,823
         American Locker Group, Inc.* .                    300              4,005
         American States Water Co.. . .                    300              6,945
         Banta Corp.. . . . . . . . . .                    600             18,762
         BHA Group,  Inc. . . . . . . .                  1,100             18,865
         Bowne & Co., Inc.. . . . . . .                  7,300             87,235
         CDI Corp.* . . . . . . . . . .                    600             16,188
         Convergys Corp.* . . . . . . .                 36,450            552,218
         Cornell Cos., Inc.*. . . . . .                  1,900             17,100
         Deluxe Corp. . . . . . . . . .                  5,900            248,390
         Ennis Business Forms, Inc. . .                    100              1,162
         Equity Marketing, Inc. . . . .                    900             12,033
         Exponent, Inc. . . . . . . . .                  1,500             22,034
         Imperial Parking Corp.*. . . .                    200              4,274
         Kroll, Inc.* . . . . . . . . .                  5,484            104,635
         Lydall, Inc.*. . . . . . . . .                  1,900             21,565
         McRae Industries, Inc., Class A                   400              3,520
         NCO Group, Inc.* . . . . . . .                  2,100             33,495
         New England Business Services,
          Inc.. . . . . . . . . . . . .                    500             12,200
         Paxar Corp.* . . . . . . . . .                  3,100             45,725
         Pittston Brink's Group . . . .                 14,000            258,720
         Raven Industries, Inc. . . . .                    800             27,558
         Rent-A-Center, Inc.* . . . . .                 12,400            619,380
         Republic Services, Inc.* . . .                 42,500            891,650
         Transmontaigne, Inc.*. . . . .                  2,700             12,528
         United Rentals, Inc.*. . . . .                 26,800            288,368
         Waste Industries, Inc.*. . . .                  1,400             10,150
         Werner Enterprises, Inc. . . .                 11,800            254,054

                                                                      -----------
                                                                        3,609,582
                                                                      -----------
         CONSTRUCTION & ENGINEERING (1.3%)
         Ameron International Corp. . .                    800             44,120
         AMREP Corp.* . . . . . . . . .                    400              3,100
         Beazer Homes USA, Inc.*. . . .                  4,200            254,520
         Butler Manufacturing Co. . . .                    400              7,740
         Dominion Homes, Inc.*. . . . .                    700              9,975
         EMCOR Group, Inc.* . . . . . .                  9,300            492,993
         Harsco Corp. . . . . . . . . .                  9,600            306,144
         Hovnanian Enterprises, Inc.,
          Class A*. . . . . . . . . . .                  3,000             95,100
         Kaydon Corp. . . . . . . . . .                  2,200             46,662
         Orleans Homebuilders, Inc.*. .                  1,800             13,770
         Skyline Corp.. . . . . . . . .                    400             11,800
         Technical Olympic USA, Inc.* .                    600              8,886

                                                                      -----------
                                                                        1,294,810
                                                                      -----------
         ELECTRICAL EQUIPMENT (2.2%)
         Acuity Brands, Inc.. . . . . .                  8,200            111,028
         Ametek, Inc. . . . . . . . . .                 15,400            592,746
         Badger Meter, Inc. . . . . . .                    400             12,840
         Barnes Group, Inc. . . . . . .                    100              2,035
         Benchmark Electronics, Inc.* .                  2,600             74,516
         ESCO Technologies, Inc.* . . .                    300             11,100
         Genlyte Group, Inc.* . . . . .                    700             21,812
         Hubbell, Inc., Class B . . . .                    800             28,112
         National Semiconductor Corp.*.                 65,750            986,908
         Rockwell International Corp. .                 11,800            244,378

                                                                      -----------
                                                                        2,085,475
                                                                      -----------
         INDUSTRIAL CONGLOMERATES (0.4%)
         Actuant Corp.. . . . . . . . .                  2,500            116,125
         Chemed Corp. . . . . . . . . .                  1,200             42,420
         Grupo IMSA S.A.. . . . . . . .                  9,900            119,295
         SPS Technologies, Inc.*. . . .                  2,900             68,875
         Teleflex, Inc. . . . . . . . .                    700             30,023

                                                                      -----------
                                                                          376,738
                                                                      -----------
                                        32


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         MACHINERY (2.7%)
         Albany International Corp. . .                  2,700        $    55,782
         Applied Industrial
          Technologies, Inc.. . . . . .                  4,100             77,490
         Cascade Corp.. . . . . . . . .                  2,100             33,495
         Cummins, Inc.. . . . . . . . .                 29,950            842,494
         Flowserve Corp.* . . . . . . .                 20,000            295,800
         IHC Caland N.V.. . . . . . . .                  9,300            490,896
         ITT Industries, Inc. . . . . .                  1,000             60,690
         K-Tron International, Inc.*. .                    500              6,500
         Lincoln Electric Holdings, Inc.                   400              9,260
         Middleby Corp.*. . . . . . . .                    600              6,360
         Pall Corp. . . . . . . . . . .                 19,500            325,260
         Regal Beloit Corp. . . . . . .                    200              4,140
         Sauer-Danfoss, Inc.. . . . . .                  2,000             15,800
         Tecumseh Products Co., Class B                  2,900            121,945
         Timken Co. . . . . . . . . . .                 13,700            261,670
         Todd Shipyards Corp. . . . . .                  1,300             16,965
         Twin Disc, Inc.. . . . . . . .                    600              7,428

                                                                      -----------
                                                                        2,631,975
                                                                      -----------
         MARINE (0.7%)
         Alexander & Baldwin, Inc.. . .                 24,200            624,118
                                                                      -----------
         RAILROADS (0.3%)
         Canadian National Railway Co..                  7,800            324,168
                                                                      -----------
         TRADING COMPANIES & DISTRIBUTORS (0.6%)
         United Stationers, Inc.* . . .                 20,400            587,540
         Watsco, Inc., Class B. . . . .                    500              8,150

                                                                      -----------
                                                                          595,690
                                                                      -----------
         TRUCKING (1.5%)
         BorgWarner, Inc. . . . . . . .                  4,900            247,058
         CNF Transportation, Inc. . . .                 11,500            382,260
         Covenant Transport, Inc.,
           Class A* . . . . . . . . . .                  1,200             22,752
         Dollar Thrifty Automotive
          Group, Inc.*. . . . . . . . .                  4,800            101,520
         GATX Corp. . . . . . . . . . .                 10,400            237,328
         Old Dominion Freight Line* . .                  2,300             65,205
         Ryder System, Inc. . . . . . .                 14,000            314,160
         U.S. Xpress Enterprises* . . .                  1,100              9,636
         USA Truck, Inc.* . . . . . . .                  2,100             14,807

                                                                      -----------
                                                                        1,394,726
                                                                      -----------
          TOTAL INDUSTRIALS . . . . . .                                14,986,236
                                                                      -----------
         INFORMATION TECHNOLOGY (16.5%)
         APPLICATION SOFTWARE (1.0%)
         Aspen Technologies, Inc.*. . .                 68,900            194,987
         CompuCom Systems, Inc.*. . . .                    700              3,927
         Concerto Software, Inc.* . . .                    100                675
         Hyperion Solutions Corp.*. . .                  1,700             43,639
         Macromedia, Inc.*. . . . . . .                 62,050            660,833
         SS&C Technologies, Inc.. . . .                  1,200             12,781
         Systems & Computer Tech Corp.*                  4,200             36,120
         Take-Two Interactive
          Software, Inc.* . . . . . . .                  1,500             35,235

                                                                      -----------
                                                                          988,197
                                                                      -----------
         COMPUTER HARDWARE (0.1%)
         GTSI Corp.*. . . . . . . . . .                  1,100             14,795
         Hutchinson Technology, Inc.* .                  2,200             45,540
         Intergraph Corp.*. . . . . . .                  3,100             55,056

                                                                      -----------
                                                                          115,391
                                                                      -----------
         COMPUTER STORAGE & PERIPHERALS (0.9%)
         Iomega Corp.*. . . . . . . . .                 11,200             87,920
         Maxtor Corp.*. . . . . . . . .                101,650            514,349
         Printronix, Inc.*. . . . . . .                    300              3,690
         Storage Technology Corp.*. . .                 11,600            248,472
         Western Digital Corp.* . . . .                    300              1,917

                                                                      -----------
                                                                          856,348
                                                                      -----------
                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS (7.8%)
         Agere Systems, Inc., Class A*.                339,900        $   489,456
         Analogic Corp. . . . . . . . .                  1,500             75,432
         Anixter International, Inc.* .                 20,100            467,325
         Arrow Electronics, Inc.* . . .                 74,700            955,413
         Avid Technology, Inc.* . . . .                    400              9,180
         Energizer Holdings, Inc.*. . .                 11,500            320,850
         Espey Manufacturing &
          Electronics Corp. . . . . . .                    200              3,832
         Flextronics International Ltd.*                59,000            483,210
         Invision Technologies, Inc.. .                  3,100             81,716
         Isco, Inc. . . . . . . . . . .                  1,600             12,800
         MEMC Electronic Materials,
          Inc.* . . . . . . . . . . . .                 12,100             91,597
         Methode Electronics, Inc.,
          Class A . . . . . . . . . . .                  1,100             12,067
         O.I. Corp.*. . . . . . . . . .                    300              1,218
         PerkinElmer, Inc.. . . . . . .                106,300            876,975
         SCANA Corp.. . . . . . . . . .                 12,500            387,000
         Solectron Corp.* . . . . . . .                 86,510            307,110
         Sparton Corp.* . . . . . . . .                    500              3,950
         Symbol Technologies, Inc.. . .                 72,500            595,950
         Tektronix, Inc.* . . . . . . .                 30,900            562,071
         Vishay Intertechnology, Inc.*.                121,250          1,355,575
         Waters Corp.*. . . . . . . . .                 18,900            411,642

                                                                      -----------
                                                                        7,504,369
                                                                      -----------
         INTERNET SOFTWARE & SERVICES (0.3%)
         Cognizant Technology
          Solutions Corp.*. . . . . . .                  1,600            115,568
         Getty Images, Inc.*. . . . . .                    600             18,330
         Group 1 Software, Inc. . . . .                  2,600             31,070
         IDX Systems Corp.* . . . . . .                  4,400             74,932
         Pomeroy Computer Resources,
          Inc.* . . . . . . . . . . . .                  1,100             12,870

                                                                      -----------
                                                                          252,770
                                                                      -----------
         IT CONSULTING & SERVICES (1.2%)
         BearingPoint, Inc.*. . . . . .                 72,200            498,180
         CCC Information Services
          Group, Inc.*. . . . . . . . .                    200              3,550
         Standard Register Co.. . . . .                  1,600             28,800
         TechTeam Global, Inc.* . . . .                  1,900             14,117
         TSR, Inc.* . . . . . . . . . .                    900              4,626
         Unisys Corp.*. . . . . . . . .                 56,000            554,400

                                                                      -----------
                                                                        1,103,673
                                                                      -----------
         NETWORKING EQUIPMENT (0.0%)
         3Com Corp.*. . . . . . . . . .                  1,100              5,093
                                                                      -----------
         SEMICONDUCTOR EQUIPMENT (2.4%)
         Axcelis Technologies, Inc.*. .                 85,600            480,130
         KLA-Tencor Corp.*. . . . . . .                 11,150            394,376
         Teradyne, Inc.*. . . . . . . .                113,300          1,474,033

                                                                      -----------
                                                                        2,348,539
                                                                      -----------
         SEMICONDUCTORS (1.0%)
         Diodes, Inc.*. . . . . . . . .                  1,800             17,280
         Fairchild Semiconductor
          International, Inc., Class A*                 41,900            448,749
         LSI Logic Corp.* . . . . . . .                 79,150            456,696
         Standard Microsystems Corp.* .                    200              3,894

                                                                      -----------
                                                                          926,619
                                                                      -----------
         SYSTEMS SOFTWARE (1.7%)
         Fair, Issac & Co., Inc.. . . .                    700             29,890
         Network  Associates, Inc.* . .                 55,250            888,972
         PAR Technology Corp.*. . . . .                  1,300              8,970
         Sybase, Inc.*. . . . . . . . .                 53,900            722,260

                                                                      -----------
                                                                        1,650,092
                                                                      -----------
         TELECOMMUNICATIONS EQUIPMENT (0.1%)
         CommScope, Inc.* . . . . . . .                  5,700             45,030
         Communications Systems, Inc. .                  2,200             17,534
         Inter-Tel, Inc.. . . . . . . .                  2,400             50,184
33


AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002





                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         NAM TAI Electronics, Inc.. . .                    800        $    19,560

                                                                      -----------
                                                                          132,308
                                                                      -----------
          TOTAL INFORMATION TECHNOLOGY                                 15,883,399
                                                                      -----------
         MATERIALS (8.2%)
         CHEMICALS (2.7%)
         Aceto Corp.. . . . . . . . . .                  1,100             17,567
         Agrium, Inc. . . . . . . . . .                 63,000            712,530
         Airgas, Inc.*. . . . . . . . .                  1,800             31,050
         Albemarle Corp.. . . . . . . .                  1,400             39,830
         American Pacific Corp.*. . . .                    500              4,945
         Ashland, Inc.. . . . . . . . .                  8,100            231,093
         Cytec Industries, Inc.*. . . .                  3,700            100,936
         Engelhard Corp.. . . . . . . .                  5,300            118,455
         Georgia Gulf Corp. . . . . . .                  2,600             60,164
         Great Lakes Chemical Corp. . .                  8,200            195,816
         H.B. Fuller Co.. . . . . . . .                  1,200             31,056
         IMC Global, Inc. . . . . . . .                 36,760            392,229
         MacDermid, Inc.. . . . . . . .                  4,300             98,255
         Minerals Technologies, Inc.. .                    400             17,260
         Myers Industries, Inc. . . . .                  2,500             26,750
         Octel Corp.* . . . . . . . . .                    800             12,640
         Penford Corp.. . . . . . . . .                  1,000             14,090
         Rohm & Haas Co.. . . . . . . .                 10,300            334,544
         Schulman (A.), Inc.. . . . . .                  7,700            143,297
         Stepan Co. . . . . . . . . . .                    500             12,500

                                                                      -----------
                                                                        2,595,007
                                                                      -----------
         CONSTRUCTION MATERIALS (0.7%)
         Continental Materials Corp.* .                    200              5,400
         Granite Construction, Inc. . .                 17,200            266,600
         Lafarge Corp.. . . . . . . . .                 12,100            397,485
         RPM International, Inc.. . . .                    300              4,584

                                                                      -----------
                                                                          674,069
                                                                      -----------
         CONTAINERS & PACKAGING (1.8%)
         American Biltrite, Inc.. . . .                    200              1,880
         Ball Corp. . . . . . . . . . .                  2,100            107,499
         Bemis Co.. . . . . . . . . . .                  2,500            124,075
         Owens-Illinois, Inc.*. . . . .                 15,200            221,616
         Pactiv Corp.*. . . . . . . . .                 26,300            574,918
         Smurfit-Stone Container Corp.*                 37,900            583,319
         Sonoco Products Co.. . . . . .                  7,600            174,268

                                                                      -----------
                                                                        1,787,575
                                                                      -----------
         METALS & MINING (2.3%)
         AK Steel Holding Corp.*. . . .                 88,850            710,800
         Commercial Metals Co.. . . . .                  4,600             74,704
         Mueller Industries, Inc.*. . .                  1,600             43,600
         Olympic Steel, Inc.* . . . . .                    300                960
         Oregon Steel Mills, Inc.*. . .                  2,600             10,452
         Peabody Energy Corp. . . . . .                  4,800            140,304
         Phelps Dodge Corp.*. . . . . .                 25,750            814,988
         Quanex Corp. . . . . . . . . .                  3,300            110,550
         Schnitzer Steel Industries,
          Inc.. . . . . . . . . . . . .                    500             10,450
         Southern Peru Copper Corp. . .                  3,100             44,640
         Steel Dynamics, Inc.*. . . . .                  2,900             34,887
         Steelcase, Inc.. . . . . . . .                  7,700             84,392
         USEC, Inc. . . . . . . . . . .                  9,500             57,190
         Worthington Industries, Inc. .                  6,300             96,012

                                                                      -----------
                                                                        2,233,929
                                                                      -----------
         PAPER & FOREST PRODUCTS (0.7%)
         Abitibi-Consolidated, Inc. . .                 53,600            413,256
         Glatfelter . . . . . . . . . .                  1,300             17,108
         Longview Fibre Co. . . . . . .                  7,200             52,056
         Universal Forest Products, Inc.                 3,100             66,095
         Wausau-Mosinee Paper Corp. . .                  7,500             84,150

                                                                      -----------
                                                                          632,665
                                                                      -----------
          TOTAL MATERIALS . . . . . . .                                 7,923,245
                                                                      -----------
                                                  NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         TELECOMMUNICATION SERVICES (0.0%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
         Atlantic Tele-Network, Inc.. .                    600        $     9,300
                                                                      -----------
         WIRELESS TELECOMMUNICATION SERVICES (0.0%)
         EMS Technologies, Inc.*. . . .                    400              6,244
         Tessco Technologies, Inc.* . .                    500              4,625

                                                                      -----------
                                                                           10,869
                                                                      -----------

          TOTAL TELECOMMUNICATION                                          20,169
           SERVICES . . . . . . . . . .                               -----------
         UTILITIES (2.4%)
         ELECTRIC UTILITIES (2.1%)
         CINergy Corp.. . . . . . . . .                 13,000            438,360
         CMS Energy Corp. . . . . . . .                  7,500             70,800
         FirstEnergy Corp.. . . . . . .                  7,800            257,166
         FPL Group, Inc.. . . . . . . .                  4,200            252,546
         Great Plains Energy, Inc.. . .                 13,800            315,744
         Hawaiian Electronics
          Industries, Inc.. . . . . . .                  1,200             52,776
         PPL Corp.. . . . . . . . . . .                 14,800            513,264
         Progress Energy, Inc.. . . . .                  3,300            143,055
         Unisource Energy Corp. . . . .                    500              8,645

                                                                      -----------
                                                                        2,052,356
                                                                      -----------
         GAS UTILITIES (0.2%)
         Chesapeake Utilities Corp. . .                  1,100             20,130
         Delta Natural Gas Co., Inc.. .                    600             12,894
         Northwest Natural Gas Co.. . .                  2,500             67,650
         South Jersey Industries, Inc..                  1,500             49,530
         Southwest Gas Corp.. . . . . .                    100              2,345
         The Laclede Group, Inc.. . . .                    500             12,100

                                                                      -----------
                                                                          164,649
                                                                      -----------
         WATER UTILITIES (0.1%)
         SJW Corp.. . . . . . . . . . .                    600             46,830
                                                                      -----------
          TOTAL UTILITIES . . . . . . .                                 2,263,835
                                                                      -----------
         TOTAL COMMON STOCKS (96.7%)
          (Cost $97,326,036). . . . . .                                93,342,639
                                                                      -----------
                                                  PRINCIPAL
                                                   AMOUNT
                                               -----------------

         SHORT-TERM DEBT SECURITY:
         TIME DEPOSIT (3.7%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03
          (Amortized Cost $3,611,369) .        $     3,611,369          3,611,369
                                                                       -----------
         TOTAL INVESTMENTS (100.4%)
          (Cost/Amortized Cost $100,937,405)                           96,954,008
         OTHER ASSETS LESS LIABILITIES
          (-0.4%). . . . .                                               (408,336)
                                                                      -----------
         NET ASSETS (100%)  . . . . . .                               $96,545,672
                                                                      ===========

* Non-income producing.
Glossary:
REIT - Real Estate Investment Trust

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $147,780,523
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                  40,807,777
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $  2,715,851
Aggregate gross unrealized
 depreciation . . . . . .                   (7,841,304)
                                          ------------
Net unrealized
 depreciation . . . . . .                 $ (5,125,453)
                                          ============
Federal income tax cost of
 investments. . . . . . .                 $102,079,461
                                          ============


For the year ended December 31, 2002, the Portfolio incurred approximately $1,697 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc. and $45 with Cowen and Co., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $8,016,039 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF            VALUE
                                                      SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         AUSTRALIA (2.2%)
         Australia & New Zealand Banking                             $
          Group Ltd. . . . . . . . . . . . .           18,300             178,787
         BHP Billiton Ltd. . . . . . . . . .           21,600             123,454
         Foster's Group Ltd. . . . . . . . .           31,752              80,458
         National Bank of Australia. . . . .           12,346             220,728
         News Corp. Ltd. . . . . . . . . . .           15,450              99,875
         Novogen Ltd.* . . . . . . . . . . .           94,500             178,796
         Westpac Banking Corp. . . . . . . .           27,294             211,328
                                                                      -----------
                                                                        1,093,426
                                                                      -----------
         AUSTRIA (0.2%)
         OMV AG. . . . . . . . . . . . . . .              900              88,382
                                                                      -----------
         BELGIUM (0.6%)
         Ackermans & van Haaren N.V. . . . .            4,900              90,500
         Agfa Gevaert N.V. . . . . . . . . .            4,000              89,199
         Delhaize Group. . . . . . . . . . .            1,600              29,752
         KBC Bankverzekeringsholdings. . . .            2,800              89,295
                                                                      -----------
                                                                          298,746
                                                                      -----------
         BRAZIL (1.5%)
         Empresa Brasileira de
          Aeronautica S.A. . . . . . . . . .          155,742             615,929
         Petroleo Brasileiro Petrobyes
          S.A. (ADR) . . . . . . . . . . . .            1,800              24,120

         Unibanco-Unio de Bancos                        8,470              92,746
          Brasileiros S.A. (GDR) . . . . . .                          -----------
                                                                          732,795
                                                                      -----------
         CANADA (2.1%)
         Bank of Nova Scotia . . . . . . . .            9,800             326,667
         BCE, Inc. . . . . . . . . . . . . .            3,927              70,837
         Electrofuel, Inc.*. . . . . . . . .           38,100              13,506
         GSI Lumonics, Inc.* . . . . . . . .           25,370             152,981
         Magna International, Inc., Class A.            3,319             185,026
         Royal Bank of Canada. . . . . . . .            5,000             183,093
         Talisman Energy, Inc. . . . . . . .            2,600              93,562
                                                                      -----------
                                                                        1,025,672
                                                                      -----------
         CROATIA (0.9%)
         Pliva d.d. (GDR)(S) . . . . . . . .           30,600             438,155
                                                                      -----------
         DENMARK (0.3%)
         Danske Bank A/S . . . . . . . . . .            4,900              80,993
         NeuroSearch A/S*. . . . . . . . . .            6,300              44,946
                                                                      -----------
                                                                          125,939
                                                                      -----------
         FINLAND (1.1%)
         Fortum OYJ. . . . . . . . . . . . .           12,400              81,328
         Nokia OYJ . . . . . . . . . . . . .           19,556             310,908
         Stora Enso OYJ. . . . . . . . . . .           12,900             136,049
                                                                      -----------
                                                                          528,285
                                                                      -----------
         FRANCE (10.4%)
         Alcatel S.A.. . . . . . . . . . . .           12,200              53,515
         Assurances Ben de France. . . . . .            7,400             247,720
         Aventis S.A.. . . . . . . . . . . .           10,720             582,725
         BNP Paribas S.A.. . . . . . . . . .           10,500             427,854
         Compagnie de Saint-Gobain . . . . .            7,880             231,208
         Eurotunnel S.A.*. . . . . . . . . .          366,300             230,636
         Infogrames Entertainment S.A.*. . .           64,324             184,953
         Lafarge S.A.. . . . . . . . . . . .            1,850             139,391
         NicOx S.A.* . . . . . . . . . . . .           25,830             379,482
         Peugeot S.A.. . . . . . . . . . . .            6,000             244,677
         Sanofi-Synthelabo S.A.. . . . . . .            4,690             286,687
         SEB S.A.. . . . . . . . . . . . . .            4,440             394,178
         Societe Generale, Class A . . . . .            5,600             326,152
         Technip-Coflexip S.A. (ADR)*. . . .            8,860             157,797
         Thomson*. . . . . . . . . . . . . .            5,580              95,212
                                                    NUMBER OF            VALUE
                                                      SHARES            (NOTE 1)
----------------------------------------------------------------------------------

                                                                     $
         TotalFinaElf S.A. . . . . . . . . .            5,983             854,508
         UBI Soft Entertainment* . . . . . .           25,675             285,598
                                                                      -----------
                                                                        5,122,293
                                                                      -----------
         GERMANY (4.8%)
         Allianz AG. . . . . . . . . . . . .              790              74,695
         Altana AG . . . . . . . . . . . . .            1,700              77,246
         AMB Aachener & Muenchener
          Beteiligungs AG. . . . . . . . . .            1,800              96,334
         BASF AG . . . . . . . . . . . . . .            1,500              56,510
         Bayer AG. . . . . . . . . . . . . .            6,975             146,391
         Bayerische Motoren Werke
          (BMW) AG . . . . . . . . . . . . .            7,742             235,202
         Deutsche Bank AG (Registered) . . .            1,898              87,438
         E.On AG . . . . . . . . . . . . . .           10,467             421,786
         Hannover Rueckversicherungs AG* . .            4,700             118,618
         HeidelbergerCement AG . . . . . . .            2,600              96,450
         Jenoptik AG . . . . . . . . . . . .           33,270             321,901
         Marschollek, Lautenschlaeger
          und Partner AG . . . . . . . . . .           15,231             153,440
         Merck KGaA. . . . . . . . . . . . .            1,200              31,620
         RWE AG. . . . . . . . . . . . . . .            1,300              33,423
         Sauer-Danfoss, Inc. . . . . . . . .            3,100              24,490
         Siemens AG. . . . . . . . . . . . .            1,700              72,251
         Software AG . . . . . . . . . . . .           12,586             119,794
         Volkswagen AG . . . . . . . . . . .            5,700             206,364
                                                                      -----------
                                                                        2,373,953
                                                                      -----------
         HONG KONG (0.8%)
         Cheung Kong (Holdings) Ltd. . . . .           20,000             130,155
         Hong Kong Electric Holdings Ltd.. .           17,000              64,308
         PetroChina Co., Ltd.. . . . . . . .          640,000             127,206
         Sun Hung Kai Properties Ltd.. . . .           15,000              88,864
                                                                      -----------
                                                                          410,533
                                                                      -----------
         INDIA (0.7%)
         ICICI Banking Ltd. (ADR). . . . . .           37,675             244,887
         Videsh Sanchar Nigam Ltd. (ADR) . .           20,600              84,460
                                                                      -----------
                                                                          329,347
                                                                      -----------
         IRELAND (1.7%)
         Allied Irish Banks plc. . . . . . .           13,945             191,410
         Anglo Irish Bank Corp. plc. . . . .           37,300             265,386
         Bank of Ireland . . . . . . . . . .           28,100             288,688
         CRH plc . . . . . . . . . . . . . .            6,172              76,103
                                                                      -----------
                                                                          821,587
                                                                      -----------
         ITALY (3.3%)
         Banca Nazionale Del Lavoro S.p.A.*.           70,400              77,941
         Banca Popolare Di Verona
          e Novara Scrl. . . . . . . . . . .           19,500             217,524
         Ducati Motor Holding S.p.A.*. . . .           46,500              87,590
         ENI S.p.A.. . . . . . . . . . . . .           45,193             718,493
         IntasaBCI S.p.A.. . . . . . . . . .           55,100             116,222
         Parmalat Finanziaria S.p.A. . . . .           36,700              87,424
         Riunione Adriatica di
          Sicurta S.p.A. (RNC) . . . . . . .            2,100              25,563
         Telecom Italia S.p.A. . . . . . . .           38,840             294,684
                                                                      -----------
                                                                        1,625,441
                                                                      -----------
         JAPAN (11.8%)
         Acom Co., Ltd.. . . . . . . . . . .            1,930              63,428
         Aucnet, Inc.. . . . . . . . . . . .            2,600              18,623
         Canon, Inc. . . . . . . . . . . . .           23,000             866,352
         Capcom Co. Ltd. . . . . . . . . . .            5,000              75,293
         C&S Co., Ltd. . . . . . . . . . . .            5,100              66,355
         Daiichi Pharmaceutical Co., Ltd.. .            6,000              86,104
         Daiwa House Industry Co., Ltd.. . .           13,000              73,178
                                                   36


AXA PREMIER VIP TRUST
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002                                    NUMBER OF            VALUE
                                                      SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         East Japan Railway Co.. . . . . . .               18        $     89,340
         Fuji Photo Film Co., Ltd. . . . . .            7,000             228,280
         Hamamatsu Photonics K.K.. . . . . .           14,200             256,071
         Hitachi Ltd.. . . . . . . . . . . .           24,000              92,020
         Honda Motor Co., Ltd. . . . . . . .           12,300             455,018
         Hoya Corp.. . . . . . . . . . . . .            2,600             182,068
         Imagineer Co., Ltd. . . . . . . . .            2,300              10,602
         KDDI Corp.. . . . . . . . . . . . .               70             227,100
         Keyence Corp. . . . . . . . . . . .              900             156,611
         Koei Co., Ltd.. . . . . . . . . . .            3,400              83,661
         Mitsubishi Corp.. . . . . . . . . .            2,000              12,219
         Mitsui & Co., Ltd.. . . . . . . . .            3,000              14,005
         Mitsui O.S.K. Lines, Ltd. . . . . .           30,000              62,189
         Nintendo Ltd. . . . . . . . . . . .            1,600             149,524
         Nippon Meat Packers, Inc. . . . . .           14,000             139,799
         Nippon Telegraph
          & Telephone Corp.. . . . . . . . .               11              39,951
         Nissan Motor Co., Ltd.. . . . . . .           43,000             335,536
         NTT DoCoMo, Inc.. . . . . . . . . .               55             101,500
         Omron Corp. . . . . . . . . . . . .           12,989             191,546
         Promise Co., Ltd. . . . . . . . . .            2,800              99,806
         Rohm Co., Ltd.. . . . . . . . . . .              900             114,595
         Sankyo Co., Ltd.. . . . . . . . . .            3,000              37,642
         Shionogi & Co., Ltd.. . . . . . . .           10,883             153,886
         SMC Corp. . . . . . . . . . . . . .              200              18,775
         Sony Corp.. . . . . . . . . . . . .            2,100              87,773
         Sumitomo Corp.. . . . . . . . . . .            4,000              17,191
         Takeda Chemical Industries Ltd. . .            6,500             271,678
         Takefuji Corp.. . . . . . . . . . .            4,250             245,323
         Tanabe Seiyaku Co., Ltd.. . . . . .           10,000              87,301
         Tohoku Electric Power Co., Inc. . .            6,000              88,329
         Toshiba Corp.*. . . . . . . . . . .           50,000             156,737
         Toyota Motor Corp.. . . . . . . . .            1,700              45,698
         Uny Co., Ltd. . . . . . . . . . . .           11,000             107,618
         Ushio, Inc. . . . . . . . . . . . .           20,000             219,095
                                                                      -----------
                                                                        5,827,820
                                                                      -----------
         KOREA (1.7%)
         Hyundai Heavy Industries* . . . . .            9,359             150,322
         Kookmin Bank (ADR)* . . . . . . . .            2,200              77,770
         LG Home Shopping, Inc.. . . . . . .            5,776             336,026
         Posco (ADR) . . . . . . . . . . . .            2,700              66,771
         Samsung Electronics Co., Ltd. (GDR)              934             124,455


         Samsung Electronics Co., Ltd.                    558              74,912
          (GDR)(S) . . . . . . . . . . . . .                          -----------
                                                                          830,256
                                                                      -----------
         LUXEMBOURG (0.7%)
         Arcelor*. . . . . . . . . . . . . .           18,100             222,610

         Espirito Santo Financial                       6,385             106,885
          Group S.A. (ADR) . . . . . . . . .                          -----------
                                                                          329,495
                                                                      -----------
         MEXICO (0.3%)
         Grupo Televisa S.A. (ADR)*. . . . .            5,900             164,787
                                                                      -----------
         NETHERLANDS (10.5%)
         Aalberts Industries N.V.. . . . . .           24,587             381,862
         ABN Amro Holdings N.V.. . . . . . .           27,283             446,065
         ASM International N.V.* . . . . . .           20,600             265,740
         Boskalis Westminster N.V. . . . . .           40,010             809,076
         Buhrmann N.V. . . . . . . . . . . .           35,200             153,665
         DSM N.V.. . . . . . . . . . . . . .            6,200             282,241
         Elsevier N.V. . . . . . . . . . . .           13,390             163,699
         Hagemeyer N.V.. . . . . . . . . . .            2,331              16,878
         Heineken N.V., Class A. . . . . . .            2,923             114,107
         ICTS International N.V. . . . . . .            6,000              34,440
         ING Groep N.V.. . . . . . . . . . .           23,914             405,037
                                                    NUMBER OF            VALUE
                                                      SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         Koninklijke Ahold N.V.. . . . . . .           23,324         $   296,161
         Koninklijke Royal Philips
          Electronics N.V. . . . . . . . . .           14,357             251,605
         Magnus Holding N.V.*. . . . . . . .           34,500              13,033
         Randstad Holdings N.V.. . . . . . .           18,660             167,424
         Royal Dutch Petroleum Co. . . . . .            7,300             321,361
         Smit International N.V. . . . . . .            8,500             188,566
         TPG N.V.. . . . . . . . . . . . . .            5,300              85,930
         Unit 4 Aggresso N.V.* . . . . . . .           28,130             130,476
         Van der Moolen Holding N.V. . . . .           18,700             402,286
         VNU N.V.(S) . . . . . . . . . . . .            2,631              68,610
         Wolters Kluwer N.V., Class C. . . .           10,983             191,323
                                                                      -----------
                                                                        5,189,585
                                                                      -----------
         NORWAY (0.7%)
         Norske Skogindustrier ASA . . . . .            3,900              55,169
         Tandberg ASA* . . . . . . . . . . .           29,600             170,906

         Tsakos Energy Navigation                       7,100             109,766
          Ltd. (ADR)*. . . . . . . . . . . .                          -----------
                                                                          335,841
                                                                      -----------
         PORTUGAL (0.2%)
         Banco Espirito Santo S.A. . . . . .            6,000              78,705
         Electricidade de Portugal S.A.. . .            6,383              10,650
                                                                      -----------
                                                                           89,355
                                                                      -----------
         SINGAPORE (0.1%)
         Haw Par Corp. Ltd.. . . . . . . . .              327                 615
         United Overseas Bank Ltd. . . . . .            8,000              54,425
                                                                      -----------
                                                                           55,040
                                                                      -----------
         SOUTH AFRICA (0.1%)
         Sappi Ltd. (ADR). . . . . . . . . .            3,100              40,982
                                                                      -----------
         SPAIN (3.6%)
         Altadis S.A.. . . . . . . . . . . .            1,800              41,065
         Amadeus Global Travel
          Distribution S.A., Class A . . . .           48,300             199,195
         Banco Santander Central
          Hispano S.A. . . . . . . . . . . .           61,220             420,156
         Grupo Dragados S.A. . . . . . . . .           11,000             187,002
         Iberdrola S.A.. . . . . . . . . . .           13,100             183,523
         Prosegur, Compania de
          Seguridad S.A. . . . . . . . . . .           19,330             196,763
         Sogecable S.A.* . . . . . . . . . .           11,600             104,079
         Telefonica S.A.*. . . . . . . . . .           49,012             438,723
                                                                      -----------
                                                                        1,770,506
                                                                      -----------
         SWEDEN (1.4%)
         Autoliv, Inc. . . . . . . . . . . .            3,100              63,506
         Electrolux AB, Class B. . . . . . .           12,200             192,522
         Ortivus AB, Class B*. . . . . . . .           19,500              44,759
         Svenska Cellulosa AB, Class B . . .            5,100             172,082
         Telefonaktiebolaget LM Ericsson*. .          312,400             218,705
                                                                      -----------
                                                                          691,574
                                                                      -----------
         SWITZERLAND (5.3%)
         Centerpulse AG (Registered) . . . .              530              92,377
         Givaudan. . . . . . . . . . . . . .              110              49,324
         Logitech International S.A.*. . . .            4,065             121,271
         Nestle S.A. (Registered). . . . . .            2,785             590,153
         Novartis AG (Registered). . . . . .           18,591             678,322
         Roche Holding AG. . . . . . . . . .            3,851             268,347
         Swiss Reinsurance . . . . . . . . .            5,728             375,736
         UBS AG* . . . . . . . . . . . . . .            9,110             442,751
                                                                      -----------
                                                                        2,618,281
                                                                      -----------
         TAIWAN (0.1%)

         Compal Electronics, Inc.                      14,400              75,600
          (Registered-GDR)*. . . . . . . . .                          -----------
                                        37


AXA PREMIER VIP TRUST
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                     NUMBER OF            VALUE
                                                      SHARES           (NOTE 1)
----------------------------------------------------------------------------------

         UNITED KINGDOM (22.3%)
         3i Group plc. . . . . . . . . . . .           21,760         $   194,423
         Abbey National plc. . . . . . . . .            5,000              41,696
         AstraZeneca plc . . . . . . . . . .            3,100             110,793
         Barclays Bank plc . . . . . . . . .           67,681             419,492
         Biocompatibles International plc* .            4,666               7,136
         Boots Co. plc . . . . . . . . . . .            6,872              64,830
         BP plc. . . . . . . . . . . . . . .           77,263             531,124
         British American Tobacco plc. . . .      30,847             308,142
         British Sky Broadcasting plc* . . .       9,370              96,391
         BT Group plc. . . . . . . . . . . .          133,590             419,378
         BTG plc*. . . . . . . . . . . . . .           70,450             128,161
         Cadbury Schweppes plc . . . . . . .           27,017             168,323
         Cambridge Antibody Technology Group
          plc* . . . . . . . . . . . . . . .            5,570              46,046
         CGNU plc. . . . . . . . . . . . . .           27,200             193,985
         Collins Stewart Holdings plc. . . .           55,110             282,133
         Compass Group plc . . . . . . . . .           25,500             135,472
         Diageo plc. . . . . . . . . . . . .           37,743             410,144
         Eidos plc*. . . . . . . . . . . . .           86,390             175,239
         Electrocomponents plc . . . . . . .            6,800              31,419
         Expro International Group . . . . .           34,570             205,920
         GlaxoSmithKline plc . . . . . . . .           50,326             965,752
         Halma plc . . . . . . . . . . . . .          104,860             189,071
         HBOS plc. . . . . . . . . . . . . .           11,100             117,047
         Hilton Group plc. . . . . . . . . .           30,446              81,855
         HSBC Holdings plc . . . . . . . . .           22,061             243,816
         Kelda Group plc . . . . . . . . . .           13,200              90,102
         Kingfisher plc. . . . . . . . . . .           18,992              68,030
         Lloyds TSB Group plc. . . . . . . .           77,361             555,461
         National Grid Group plc . . . . . .            6,338              46,575
         Ockham Holdings plc . . . . . . . .           86,145              66,568
         Oxford Glycosciences plc* . . . . .            8,550              18,995
         Pearson plc . . . . . . . . . . . .            1,500              13,873
         Persimmon plc . . . . . . . . . . .           12,400              85,041
         Powderject Pharmaceuticals* . . . .           23,870             155,634
         Prudential plc. . . . . . . . . . .           24,250             171,385
         Rank Group plc. . . . . . . . . . .            9,300              39,900
         Reed Elsevier plc . . . . . . . . .            8,870              75,968
         Rentokil Initial plc. . . . . . . .           35,320             125,095
         Rexam plc . . . . . . . . . . . . .            5,300              36,178
         Royal & Sun Alliance Insurance Group
          plc. . . . . . . . . . . . . . . .           48,800              94,864
         Royal Bank of Scotland Group plc. .           11,600             277,880
         Safeway plc . . . . . . . . . . . .           78,800             270,528
         Shell Transport & Trading Co. plc .           92,728             610,563
         Shire Pharmaceuticals Group plc*. .           11,400              72,952
         Six Continents plc. . . . . . . . .           26,700             215,780
         SkyePharma plc* . . . . . . . . . .          506,640             338,489
         Smith & Nephew plc. . . . . . . . .            1,900              11,639
         Smiths Group plc. . . . . . . . . .            4,490              50,274
         Tesco plc . . . . . . . . . . . . .           47,337             147,842
         Trinity Mirror plc. . . . . . . . .            4,600              31,733
         Unilever plc. . . . . . . . . . . .           40,432             384,689
         Vodafone Group plc. . . . . . . . .          518,602             945,517
         Whitbread plc . . . . . . . . . . .           16,930             147,452
         Wimpey (George) plc . . . . . . . .           10,600              45,393
         Wolseley plc. . . . . . . . . . . .           19,278             161,850
         WPP Group plc . . . . . . . . . . .           11,649              88,986
                                                                      -----------
                                                                       11,013,024
                                                                      -----------
         TOTAL COMMON STOCKS (89.4%)
          (Cost $48,407,922) . . . . . . . .                           44,046,700
                                                                      -----------

                                                    NUMBER OF            VALUE
                                                      SHARES           (NOTE 1)
----------------------------------------------------------------------------------

         PREFERRED STOCKS:
         GERMANY (0.8%)
         Fresenius AG. . . . . . . . . . . .            4,878         $   182,746
         Fresenius Medical Care AG . . . . .              423              12,873
         Porsche AG. . . . . . . . . . . . .              258             107,215
         Wella AG. . . . . . . . . . . . . .            1,469              86,663
                                                                      -----------
          (Cost $351,740). . . . . . . . . .                              389,497
                                                                      -----------
                                                    PRINCIPAL
                                                      AMOUNT
                                                    ------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT  (7.0%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03
          (Amortized Cost $3,432,521)  . . .        $3,432,521          3,432,521
                                                                      -----------
         TOTAL INVESTMENTS (97.2%)
          (Cost/Amortized Cost $52,192,183)                            47,868,718
         OTHER ASSETS LESS LIABILITIES (2.8%)                           1,408,036
                                                                      -----------
         NET ASSETS (100.0%) . . . . . . . .                          $49,276,754
                                                                      ===========

* Non-income producing.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these securities amounted to $581,677 or 1.18% of net assets.

Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
RNC - Risparmio Non-Convertible Savings Shares

Market Sector Diversification
As a Percentage of Total Equity Investments :
Consumer Discretionary. . . . . . . . . . . . . . . . . . . .12.4%
Consumer Staples . . . . . . . . . . . . . . . . . . . . . . . 7.4
Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8.6
Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23.9
Health Care . . . . . . . . . . . . . . . . . . . . . . . . . . . 12.7
Industrials . . . . . . . . . . . . . . . . . . . . . . . . . . . .10.8
Information Technology . . . . . . . . . . . . . . . . . . .12.3
Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.0
Telecommunications Services. . . . . . . . . . . . . . . . 5.8
Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.1
Total . . . . . . . . . . . . . . . . . . . . . . . . . .100.0%

AXA PREMIER VIP TRUST
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

At December 31, 2002 the Portfolio had the following futures contracts open:
(Note 1)

                                                                    UNREALIZED
                        NUMBER OF EXPIRATION ORIGINAL  VALUE AT    APPRECIATION/
PURCHASE                CONTRACTS    DATE      VALUE    12/31/02  (DEPRECIATION)
--------                ---------  ---------  --------  --------  ----------------
TOPIX Index . . . . .       2      March-03   $141,596  $138,777      $(2,819)
FTSE Index. . . . . .       2      March-03    122,378   123,796        1,418
EURX Index. . . . . .      10      March-03    257,947   251,745       (6,202)
                                                                      -------
                                                                      $(7,603)
                                                                      =======


At December 31, 2002 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                 LOCAL
                                                CONTRACT    COST ON     U.S. $
                                                 AMOUNT   ORIGINATION  CURRENT      UNREALIZED
                                                (000'S)      DATE       VALUE
(DEPRECIATION)
                                              -------------------------------------------------
FOREIGN CURRENCY SELL CONTRACTS
Japanese Yen, expiring 01/16/03 . . . . . . .     9,969    $ 80,900    $ 84,048     $ (3,148)
Japanese Yen, expiring 01/28/03 . . . . . . .    13,106     105,779     110,546       (4,767)
Japanese Yen, expiring 05/01/03 . . . . . . .    48,804     400,000     413,080      (13,080)
Japanese Yen, expiring 05/02/03 . . . . . . .    46,991     380,000     397,747      (17,746)
                                                                                    --------
                                                                                    $(38,741)
                                                                                    ========


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                 $54,902,624
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                   4,945,006
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation. . . . . . .                 $   890,980
Aggregate gross unrealized
 depreciation. . . . . . .                  (5,538,056)
                                           -----------
Net unrealized depreciation                $(4,647,076)
                                           ===========
Federal income tax cost of
 investments . . . . . . .                 $52,515,794
                                           ===========


For the year ended December 31, 2002, the Portfolio incurred approximately $290 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $803,805 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF           VALUE
                                                     SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (6.0%)
         LEISURE PRODUCTS (0.1%)


         Leapfrog Enterprises, Inc.* . . . .             710        $     17,857
                                                                     -----------
         MEDIA (5.9%)
         AOL Time Warner, Inc.*. . . . . . .          31,010             406,231
         Comcast Corp., Class A* . . . . . .           3,115              73,421
         Comcast Corp., Special Class A* . .           1,700              38,403
         COX Communications, Inc., Class A*.          12,305             349,462
         Gemstar-TV Guide
          International, Inc.* . . . . . . .          26,790              87,067
         Macrovision Corp.*. . . . . . . . .           4,800              76,992
         USA Interactive*. . . . . . . . . .           3,820              87,554
         Viacom, Inc., Class B*. . . . . . .           6,650             271,054

                                                                     -----------
                                                                       1,390,184
                                                                     -----------
          TOTAL CONSUMER DISCRETIONARY . . .                           1,408,041
                                                                     -----------
         FINANCIALS (1.6%)
         INVESTMENT COMPANIES (1.6%)
         iShares Nasdaq Biotechnology Index
          Fund . . . . . . . . . . . . . . .           3,140             154,959
         Nasdaq 100 - Index Tracking Stock*.           4,170             101,623
         Semiconductor HOLDRs Trust. . . . .           5,250             116,287

                                                                     -----------
                                                                         372,869
                                                                     -----------
         HEALTH CARE (0.4%)
         BIOTECHNOLOGY (0.4%)
         Gilead Sciences, Inc.*. . . . . . .           2,650              90,100
                                                                     -----------
         INDUSTRIALS (4.9%)
         AEROSPACE & DEFENSE (2.2%)
         Alliant Techsystems, Inc.*. . . . .             710              44,269
         Raytheon Co.. . . . . . . . . . . .          15,515             477,086

                                                                     -----------
                                                                         521,355
                                                                     -----------
         COMMERCIAL SERVICES & SUPPLIES (1.7%)
         First Data Corp.. . . . . . . . . .          11,350             401,903
                                                                     -----------
         INDUSTRIAL CONGLOMERATES (1.0%)
         Tyco International Ltd. . . . . . .          12,800             218,624
                                                                     -----------
          TOTAL INDUSTRIALS  . . . . . . . .                           1,141,882
                                                                     -----------
         INFORMATION TECHNOLOGY (81.6%)
         APPLICATION SOFTWARE (9.7%)
         BEA Systems, Inc.*. . . . . . . . .          36,275             416,074
         Business Objects S.A. (ADR)*. . . .           2,790              41,850
         Electronic Arts, Inc.*. . . . . . .           8,100             403,137
         Informatica Corp.*. . . . . . . . .           7,600              43,776
         Intuit, Inc.*(a). . . . . . . . . .           1,910              89,617
         Mercury Interactive Corp.*. . . . .           7,290             216,149
         Misys plc . . . . . . . . . . . . .          44,810             126,965
         NetIQ Corp.*. . . . . . . . . . . .           1,580              19,513
         PeopleSoft, Inc.* . . . . . . . . .           6,700             122,610
         Red Hat, Inc.*. . . . . . . . . . .           9,090              53,722
         Symantec Corp.* . . . . . . . . . .          10,448             423,248
         Synopsys, Inc.* . . . . . . . . . .           6,995             322,819
         Trend Micro, Inc.*. . . . . . . . .             400               6,843

                                                                     -----------
                                                                       2,286,323
                                                                     -----------
         COMPUTER HARDWARE (5.4%)
         CDW Computer Centers, Inc.* . . . .             260              11,401
         Dell Computer Corp.*. . . . . . . .          20,450             546,833
         Hewlett-Packard Co. . . . . . . . .          21,940             380,878
         International Business
          Machines Corp. . . . . . . . . . .           4,190             324,725

                                                                     -----------
                                                                       1,263,837
                                                                     -----------
         COMPUTER STORAGE & PERIPHERALS (0.9%)
         EMC Corp.*. . . . . . . . . . . . .          34,150             209,681
         Logitech International S.A.*. . . .             130               3,878

                                                                     -----------
                                                                         213,559
                                                                     -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (5.7%)
         Agilent Technologies, Inc.* . . . .          18,220             327,231
                                                    NUMBER OF           VALUE
                                                     SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         Avocent Corp.*. . . . . . . . . . .           7,100         $   157,762
         Celestica, Inc.*. . . . . . . . . .           1,600              22,560
         Flextronics International Ltd.* . .          53,575             438,779
         Hirose Electric Co., Ltd. . . . . .             300              22,904
         Jabil Circuit, Inc.*. . . . . . . .           5,160              92,467
         Kyocera Corp. . . . . . . . . . . .             240              13,975
         Lockheed Martin Corp. . . . . . . .           1,230              71,033
         Mabuchi Motor Co., Ltd. . . . . . .             150              13,803
         RF Micro Devices, Inc.* . . . . . .             290               2,126
         Sanmina-SCI Corp.*. . . . . . . . .          27,800             124,822
         Solectron Corp.*. . . . . . . . . .          14,300              50,765

                                                                     -----------
                                                                       1,338,227
                                                                     -----------
         INTERNET SOFTWARE & SERVICES (6.6%)
         eBay, Inc.* . . . . . . . . . . . .          13,615             923,369
         Expedia, Inc., Class A* . . . . . .           2,810             188,074
         Internet Security Systems*. . . . .           4,810              88,167
         Overture Services, Inc.*. . . . . .           3,450              94,220
         Softbank Corp.. . . . . . . . . . .           2,000              22,836
         VeriSign, Inc.* . . . . . . . . . .           5,000              40,100
         Yahoo Japan Corp.*. . . . . . . . .              11             137,187
         Yahoo!, Inc.* . . . . . . . . . . .           3,910              63,929

                                                                     -----------
                                                                       1,557,882
                                                                     -----------
         IT CONSULTING & SERVICES (7.1%)
         Accenture Ltd., Class A*. . . . . .           2,310              41,557
         Affiliated Computer Services, Inc.,
          Class A* . . . . . . . . . . . . .          10,200             537,030
         Computer Sciences Corp.*. . . . . .           5,000             172,250
         Concord EFS, Inc.*. . . . . . . . .           1,080              16,999
         DST Systems, Inc.*. . . . . . . . .           6,400             227,520
         Exult, Inc.*. . . . . . . . . . . .           5,900              18,762
         Fiserv, Inc.* . . . . . . . . . . .           6,900             234,255
         Hewitt Associates, Inc.*. . . . . .           1,000              31,690
         Infosys Technologies Ltd. (ADR) . .           2,375             165,181
         Satyam Computer
          Services Ltd. (ADR). . . . . . . .           7,480              96,118
         The BISYS Group, Inc.*. . . . . . .           7,050             112,095
         Unisys Corp.* . . . . . . . . . . .           1,001               9,910

                                                                     -----------
                                                                       1,663,367
                                                                     -----------
         NETWORKING EQUIPMENT (3.8%)
         Cisco Systems, Inc.*. . . . . . . .          57,550             753,905
         Foundry Networks, Inc.* . . . . . .          12,100              85,184
         Juniper Networks, Inc.* . . . . . .           8,900              60,520

                                                                     -----------
                                                                         899,609
                                                                     -----------
         OFFICE ELECTRONICS (0.1%)
         Canon, Inc. . . . . . . . . . . . .             750              28,251
                                                                     -----------
         SEMICONDUCTOR EQUIPMENT (6.0%)
         Applied Materials, Inc.*. . . . . .          16,542             215,542
         ASM International N.V.* . . . . . .             630               8,127
         ASML Holding N.V.
          (New York Shares)* . . . . . . . .           9,615              80,381
         ChipPAC, Inc., Class A* . . . . . .          26,665              94,661
         Emulex Corp.* . . . . . . . . . . .           2,530              46,932
         GlobespanVirata, Inc.*. . . . . . .           3,500              15,435
         Integrated Circuit Systems, Inc.* .           5,150              93,987
         KLA-Tencor Corp.* . . . . . . . . .           5,605             198,249
         Marvell Technology Group Ltd.*. . .          10,270             193,692
         Microchip Technology, Inc.* . . . .          11,060             270,417
         Novellus Systems, Inc.* . . . . . .           3,000              84,240
         Rohm Co., Ltd.. . . . . . . . . . .             200              25,466
         Teradyne, Inc.* . . . . . . . . . .           6,360              82,744

                                                                     -----------
                                                                       1,409,873
                                                                     -----------
         SEMICONDUCTORS (14.3%)
         Altera Corp.* . . . . . . . . . . .          40,045             493,755
         Cypress Semiconductor Corp.*. . . .           5,860              33,519
         Intel Corp. . . . . . . . . . . . .          55,140             858,530
         Linear Technology Corp. . . . . . .           1,900              48,868
                                        40


AXA PREMIER VIP TRUST
AXA PREMIER VIP TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER OF           VALUE
                                                     SHARES           (NOTE 1)
----------------------------------------------------------------------------------

         Maxim Integrated Products, Inc.*. .           6,670         $   220,377
         PMC-Sierra, Inc.* . . . . . . . . .           3,220              17,903
         QLogic Corp.* . . . . . . . . . . .             110               3,796
         Samsung Electronics Co., Ltd.
          (GDR)(S) . . . . . . . . . . . . .           2,484             333,477
         Skyworks Solutions, Inc.. . . . . .           5,300              45,686
         STMicroelectronics N.V.
          (New York Shares). . . . . . . . .           5,510             107,500
         Taiwan Semiconductor Manufacturing
          Co., Ltd. (ADR)* . . . . . . . . .          70,771             498,936
         Texas Instruments, Inc. . . . . . .          27,715             416,002
         Xilinx, Inc.* . . . . . . . . . . .          13,635             280,881

                                                                     -----------
                                                                       3,359,230
                                                                     -----------
         SYSTEMS SOFTWARE (13.6%)
         Adobe Systems, Inc. . . . . . . . .          17,515             434,390
         Microsoft Corp.*. . . . . . . . . .          24,395           1,261,221
         Network  Associates, Inc.*. . . . .          16,710             268,864
         Oracle Corp.* . . . . . . . . . . .          51,720             558,576
         SAP AG (ADR). . . . . . . . . . . .          21,230             413,985
         VERITAS Software Corp.* . . . . . .           7,100             110,902
         Wind River Systems* . . . . . . . .          40,105             164,430

                                                                     -----------
                                                                       3,212,368
                                                                     -----------
         TELECOMMUNICATIONS EQUIPMENT (8.4%)
         Alcatel S.A. (ADR). . . . . . . . .          39,140             173,782
         Corning, Inc.*. . . . . . . . . . .          45,025             149,033
         Motorola, Inc.. . . . . . . . . . .           8,900              76,985
         Nokia OYJ  (ADR). . . . . . . . . .          33,575             520,413
         QUALCOMM, Inc.* . . . . . . . . . .          20,660             751,817
         UTStar.com, Inc.(a)*. . . . . . . .          14,980             297,053

                                                                     -----------
                                                                       1,969,083
                                                                     -----------
          TOTAL INFORMATION TECHNOLOGY . . .                          19,201,609
                                                                     -----------
         TELECOMMUNICATION SERVICES (1.2%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
         AT&T Corp.. . . . . . . . . . . . .           6,141             160,342
                                                                     -----------
         WIRELESS TELECOMMUNICATION SERVICES (0.5%)
         Vodafone Group plc (GDR). . . . . .           7,000             126,840
                                                                     -----------
          TOTAL TELECOMMUNICATION SERVICES .                             287,182
                                                                     -----------
         TOTAL COMMON STOCKS (95.7%)
          (Cost $24,538,668) . . . . . . . .                          22,501,683
                                                                     -----------
         WARRANTS:
         INFORMATION TECHNOLOGY (0.2%)
         COMPUTER STORAGE & PERIPHERALS (0.2%)
         Hon Hai Precision Industry Co. Ltd.*
          (Cost $55,822)(b). . . . . . . . .          15,300              52,479
                                                                     -----------
                                                    PRINCIPAL          VALUE
                                                     AMOUNT	          (NOTE 1)
----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (3.5%)

         J.P. Morgan Chase Nassau,                                  $
          0.73%, 01/02/03                           $826,094             826,094
          (Amortized Cost $826,094)  . . . .                         -----------
         TOTAL INVESTMENTS BEFORE OPTIONS
          WRITTEN (99.4%)
          (Cost/Amortized Cost $25,420,584)                           23,380,256
                                                                     -----------
                                               NUMBER OF CONTRACTS
                                                       (C)
                                               ---------------------

         OPTIONS WRITTEN*(D):
         WRITTEN CALL OPTIONS (-0.1%)
         Intuit, Inc.
          January @ $50.00 . . . . . . . . .            (12)                (780)
         UTStar.com, Inc.
          February @ $17.00  . . . . . . . .            (64)             (16,000)
                                                                     -----------
          (Premiums Received $17,579)                                    (16,780)
                                                                     -----------
         TOTAL INVESTMENTS AFTER OPTIONS WRITTEN (99.3%)
          (Cost/Amortized Cost $25,403,005)                           23,363,476
         OTHER ASSETS LESS LIABILITIES (0.7%)                            170,547
                                                                     -----------
         NET ASSETS (100%) . . . . . . . . .                         $23,534,023
                                                                     ===========




Distribution of Investments by Global Region
As a Percentage of Total Equity Investments
Bermuda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.8%
Canada . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.1
Finland . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.2
France . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.1
Germany. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.8
India . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.1
Japan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.2
Korea. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.4
Netherlands . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.4
Switzerland. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.5
Taiwan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.1
United Kingdom . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.1
United States** . . . . . . . . . . . . . . . . . . . . . . . . . . 83.2
                                                                   100.0%

* Non-income producing.
** Includes Short-term Debt Securities of 3.5%.
(n) Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these securities amounted to $333,477 or 1.42% of net assets.
(a) Fully or partially pledged as collateral on outstanding written call options.
(b) Illiquid security.
(c) One contract relates to 100 shares.
(d) Covered call option contracts written in connection with securities held.

Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
                                 -----

                                 =====

AXA PREMIER VIP TRUST
AXA PREMIER VIP TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Options written for the year ended December 31, 2002, were as follows (Note 1):

                                                                        TOTAL          TOTAL
                                                                      NUMBER OF      PREMIUMS
                                                                      CONTRACTS      RECEIVED
                                                                    ------------  -------------
Options Outstanding -- January 1, 2002 . . . . . . . . . . . . . .        --         $     --
Options Written. . . . . . . . . . . . . . . . . . . . . . . . . .       593          131,983
Options Terminated in Closing Purchase Transactions. . . . . . . .      (283)         (75,833)
Options Expired. . . . . . . . . . . . . . . . . . . . . . . . . .       (68)         (19,096)
Options Exercised. . . . . . . . . . . . . . . . . . . . . . . . .      (166)         (19,475)
                                                                        ----         --------
Options Outstanding -- December 31, 2002 . . . . . . . . . . . . .        76         $ 17,579
                                                                        ====         ========


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $45,678,214
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                 16,879,959
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized
 appreciation . . . . . .                 $    99,320
Aggregate gross unrealized
 depreciation . . . . . .                  (3,944,133)
                                          -----------
Net unrealized
 depreciation . . . . . .                 $(3,844,813)
                                          ===========
Federal income tax cost of
 investments. . . . . . .                 $27,225,069
                                          ===========


For the year ended December 31, 2002, the Portfolio incurred approximately $238 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,838,571 which expires in the year 2010.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP HEALTH CARE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                         NUMBER OF                  VALUE
                                           SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER STAPLES (0.9%)
         DRUG RETAIL (0.3%)

         CVS Corp.. . . . . . . .             7,300       $                182,281
                                                           -----------------------
         FOOD PRODUCTS (0.6%)
         Monsanto Co. . . . . . .            15,107                        290,810
                                                           -----------------------
          TOTAL CONSUMER STAPLES                                           473,091
                                                           -----------------------
         HEALTH CARE (89.0%)
         BIOTECHNOLOGY (13.4%)
         Amgen, Inc.* . . . . . .            35,012                      1,692,480
         Applera Corp.-
          Celera Genomics Group*.            18,900                        180,495
         Cephalon, Inc.*. . . . .             8,600                        418,545
         Charles River
          Laboratories
          International, Inc.*. .             4,300                        165,464
         Ciphergen Biosystems,
          Inc.* . . . . . . . . .            16,500                         56,925
         CV Therapeutics, Inc.* .            11,300                        205,886
         Enzon, Inc.* . . . . . .             9,800                        163,856
         Exelixis, Inc.*. . . . .            45,200                        361,600
         Genentech, Inc.* . . . .             9,700                        321,652
         Genzyme Corp. - General
          Division* . . . . . . .            18,300                        541,131
         Gilead Sciences, Inc.* .            20,600                        700,400
         Human Genome Sciences,
          Inc.* . . . . . . . . .            18,000                        158,580
         IDEC Pharmaceuticals
          Corp.*. . . . . . . . .            15,200                        504,184
         Ilex Oncology, Inc.* . .             9,200                         64,952
         InterMune, Inc.* . . . .             4,975                        126,912
         Kyphon, Inc.*. . . . . .            16,700                        142,618
         Molecular Devices Corp.*             9,300                        153,171
         Regeneron
          Pharmaceuticals, Inc.*.             9,800                        181,398
         Sangstat Medical Corp.*.             4,810                         54,353
         Sequenom, Inc.*. . . . .               600                          1,080
         Serono S.A., Class B . .               800                        428,726
         Telik, Inc.* . . . . . .            11,200                        130,592
         Medicines Co.* . . . . .            12,700                        203,454
         Vertex Pharmaceuticals,
          Inc.* . . . . . . . . .             2,800                         44,380

                                                           -----------------------
                                                                         7,002,834
                                                           -----------------------
         HEALTH CARE DISTRIBUTORS & SERVICES (6.0%)
         AdvancePCS*. . . . . . .            10,200                        226,542
         AmerisourceBergen Corp..            12,150                        659,866
         C.R. Bard, Inc.. . . . .             2,000                        116,000
         Cardinal Health, Inc.. .            10,000                        591,900
         Gambro AB, Class A . . .            49,740                        276,863
         Health Management
          Associates, Inc., Class
          A*. . . . . . . . . . .             1,800                         32,220
         Laboratory Corp. of
          America Holdings* . . .            11,900                        276,556
         McKesson HBOC, Inc.. . .            19,400                        524,382
         NDC Health Corp. . . . .             5,500                        109,450
         Varian Medical Systems,
          Inc.* . . . . . . . . .             5,950                        295,120
         VistaCare, Inc., Class A*            2,200                         35,222

                                                           -----------------------
                                                                         3,144,121
                                                           -----------------------
         HEALTH CARE EQUIPMENT (10.2%)
         Abgenix, Inc.* . . . . .            17,200                        126,764
         ATS Medical, Inc.* . . .            34,200                         15,390
         Baxter International,
          Inc.. . . . . . . . . .            21,200                        593,600
         Becton, Dickinson & Co..            13,100                        402,039
         Boston Scientific Corp.*             8,000                        340,160
         Cardiac Science, Inc.* .            65,000                        143,650
         Guidant Corp.* . . . . .            12,600                        388,710
         Medtronic, Inc.. . . . .            14,550                        663,480
         Mentor Corp. . . . . . .               200                          7,700
         Quintiles Transnational
          Corp.*. . . . . . . . .            10,300                        124,630
         Rita Medical Systems,
          Inc.* . . . . . . . . .             8,500                         42,925
         St. Jude Medical, Inc.*.            44,050                      1,749,666
         Staar Surgical Co.*. . .             1,100                          4,037
         Stryker Corp.* . . . . .             3,400                        228,208
                                         NUMBER OF                  VALUE
                                           SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                          $
         Terumo Corp. . . . . . .             2,000                         27,674
         Therasense, Inc.*. . . .            15,700                        131,095
         Urologix, Inc.*. . . . .             6,500                         21,515
         Wright Medical Group,
          Inc.* . . . . . . . . .             4,700                         82,057
         Zimmer Holdings, Inc.* .             5,050                        209,676
         Zoll Medical Corp.*. . .               700                         24,969

                                                           -----------------------
                                                                         5,327,945
                                                           -----------------------
         HEALTH CARE FACILITIES (8.1%)
         Community Health Systems,
          Inc.* . . . . . . . . .            40,000                        823,600
         HCA, Inc.. . . . . . . .            37,450                      1,554,175
         Health Management
          Systems, Inc.*. . . . .            18,000                         64,800
         Province Healthcare Co.*             9,400                         91,462
         Tenet Healthcare Corp.*.            57,500                        943,000
         Triad Hospitals, Inc.* .             3,700                        110,371
         Universal Health
          Services, Inc.,
          Class B*. . . . . . . .            11,800                        532,180
         VCA Antech, Inc.*. . . .             8,700                        130,500

                                                           -----------------------
                                                                         4,250,088
                                                           -----------------------
         HEALTH CARE SUPPLIES (1.5%)
         Bausch & Lomb, Inc.. . .             8,500                        306,000
         Beckman Coulter, Inc.. .            10,100                        298,152
         Viasys Healthcare, Inc.*            10,700                        159,323

                                                           -----------------------
                                                                           763,475
                                                           -----------------------
         MANAGED HEALTH CARE (3.1%)
         Anthem, Inc.*. . . . . .             2,600                        163,540
         Coventry Health Care,
          Inc.* . . . . . . . . .            12,500                        362,875
         United Health Group, Inc.            6,750                        563,625
         WellChoice, Inc.*. . . .             1,900                         45,505
         Wellpoint Health
          Networks, Inc.* . . . .             6,700                        476,772

                                                           -----------------------
                                                                         1,612,317
                                                           -----------------------
         PHARMACEUTICALS (46.7%)
         Abbott Laboratories. . .            50,000                      2,000,000
         Adolor Corp.*. . . . . .             4,500                         61,740
         Alexion Pharmaceuticals,
          Inc.* . . . . . . . . .            13,600                        192,032
         Allergan, Inc. . . . . .             4,800                        276,576
         Alpharma, Inc., Class A.             1,000                         11,910
         Altana AG. . . . . . . .               300                         13,632
         American Pharmaceutical
          Partners, Inc.* . . . .             3,400                         60,520
         Amylin Pharmaceuticals,
          Inc.* . . . . . . . . .            21,900                        353,466
         AstraZeneca plc (ADR). .            24,500                        859,705
         AtheroGenics, Inc.*. . .             6,000                         44,460
         Aventis S.A. . . . . . .            19,750                      1,073,584
         Aventis S.A. (ADR) . . .             8,600                        466,034
         Axcan Pharma, Inc.*. . .            11,600                        136,532
         Biogen, Inc.*. . . . . .            10,000                        400,600
         Biovail Corp.* . . . . .             8,300                        219,203
         Bristol-Myers Squibb Co.            34,200                        791,730
         Chugai Pharmaceutical
           Co., Ltd.. . . . . . .            22,400                        213,297
         Connetics Corp.* . . . .             9,000                        108,180
         Corvas International,
          Inc.* . . . . . . . . .            50,000                         77,500
         Daiichi Pharmaceutical
          Co., Ltd. . . . . . . .             1,000                         14,351
         Eisai Co., Ltd.. . . . .            22,000                        494,059
         Elan Corp. plc (ADR)*. .            29,700                         73,062
         Eli Lilly & Co.. . . . .            11,600                        736,600
         Forest Laboratories,
          Inc.* . . . . . . . . .             4,500                        441,990
         Fujisawa Pharmaceutical
          Co., Ltd. . . . . . . .            21,000                        480,450
         Isis Pharmaceuticals,
          Inc.* . . . . . . . . .            50,000                        329,500
         Johnson & Johnson. . . .            11,950                        641,834
         King Pharmaceuticals,
          Inc.* . . . . . . . . .            24,500                        421,155
         Kyorin Pharmaceutical Co.            9,000                        132,797
         MedImmune, Inc.* . . . .            15,600                        423,852
         Merck & Co., Inc.. . . .            20,900                      1,183,149
         Mylan Laboratories, Inc.             4,800                        167,520
         Novartis AG (Registered)             5,460                        199,217
         Novo-Nordisk A/S, Class B              900                         26,002
                                                43


AXA PREMIER VIP TRUST
AXA PREMIER VIP HEALTH CARE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                         NUMBER OF                  VALUE
                                           SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                          $
         Ono Pharmaceutical Co. .             1,000                         30,252
         Orapharma, Inc.* . . . .             4,500                         32,940
         OSI Pharmaceuticals,
          Inc.* . . . . . . . . .            11,900                        195,160
         Pfizer, Inc. . . . . . .            65,050                      1,988,578
         Pharmaceutical Resources,
          Inc.* . . . . . . . . .             3,100                         92,380
         Pharmacia Corp.. . . . .            62,850                      2,627,130
         Ribapharm, Inc.* . . . .            17,600                        115,280
         Rigel Pharmaceuticals,
          Inc.* . . . . . . . . .            26,000                         28,340
         Rohto Pharmaceutical Co.,
          Ltd.. . . . . . . . . .             2,000                         13,853
         Sankyo Co., Ltd. . . . .            16,000                        200,758
         Sanofi-Synthelabo S.A. .             5,900                        360,651
         Santen Pharmaceutical Co.
          Ltd.. . . . . . . . . .             1,000                          9,303
         Schering-Plough Corp.. .            56,050                      1,244,310
         Scios, Inc.* . . . . . .             7,800                        254,124
         Shionogi & Co., Ltd. . .            23,000                        325,221
         Shire Pharmaceuticals
          Group plc (ADR)*. . . .             5,300                        100,117
         Shire Pharmaceuticals
          Group plc*. . . . . . .            28,000                        179,181
         Taisho Pharmaceutical
          Co., Ltd. . . . . . . .             1,000                         14,705
         Takeda Chemical
          Industries Ltd. . . . .             3,000                        125,390
         Tanabe Seiyaku Co., Ltd.             1,000                          8,730
         Teva Pharmaceutical
          Industries
          Ltd. (ADR). . . . . . .            22,600                        872,586
         Trimeris, Inc.*. . . . .             1,800                         77,562
         Watson Pharmaceuticals,
          Inc.* . . . . . . . . .             8,100                        228,987
         Wyeth. . . . . . . . . .            54,050                      2,021,470
         Yamanouchi
          Pharmaceutical Co., Ltd.            6,000                        173,928

                                                           -----------------------
                                                                        24,447,175
                                                           -----------------------
          TOTAL HEALTH CARE . . .                                       46,547,955
                                                           -----------------------
         INDUSTRIALS (0.2%)
         COMMERCIAL SERVICES AND SUPPLIES (0.2%)
         Cerner Corp.*. . . . . .             3,800                        118,788
                                                           -----------------------
                                         NUMBER OF                  VALUE
                                           SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         INFORMATION TECHNOLOGY (0.4%)
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
         Varian, Inc.*. . . . . .             3,000        $                86,070
         Waters Corp.*. . . . . .             6,600                        143,748

                                                           -----------------------
                                                                           229,818
                                                           -----------------------
         MATERIALS (2.5%)
         CHEMICALS (2.5%)
         Akzo Nobel N.V.. . . . .            22,200                        704,255
         Bayer AG . . . . . . . .            29,226                        613,393

                                                           -----------------------
                                                                         1,317,648
                                                           -----------------------
         TOTAL COMMON STOCKS
          (93.0%)
          (Cost $51,242,265). . .                                       48,687,300
                                                           -----------------------
                                          PRINCIPAL
                                            AMOUNT
                                          ------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (4.1%)
          J.P. Morgan Chase
          Nassau,
          0.73%, 1/2/03 . . . . .         $2,164,167                     2,164,167
                                                           -----------------------
         U.S. GOVERNMENT AGENCY (2.5%)
          Federal Home Loan
           Mortgage Corp.
           (Discount Note), 1/2/03                                       1,284,946
                                                           -----------------------
         TOTAL SHORT-TERM DEBT SECURITIES (6.6%)

          (Amortized Cost
           $3,449,113). . . . . .                                        3,449,113
                                                           -----------------------
         TOTAL INVESTMENTS (99.6%)
          (Cost/Amortized Cost
           $54,691,378) . . . . .                                       52,136,413

         OTHER ASSETS LESS                                                 195,467
          LIABILITIES (0.4%)                               -----------------------
         NET ASSETS (100%)  . . .                          $            52,331,880
                                                           =======================

 * Non-income producing.
Glossary:
ADR - American Depositary Receipt




Investment security transactions for the year ended December 31, 2002 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities . . . . . . . . . . . . . . . . . . .$77,627,645
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities . . . . . . . . . . . . . . . . . . . 23,652,927

As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . $ 1,371,189
Aggregate gross unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . .(5,480,560)
														----------
Net unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . .$(4,109,371)
														===========
Federal income tax cost of investments . . . . . . . . . . . . . . . . . . . . . . $56,245,784
														===========

For the year ended December 31, 2002, the Portfolio incurred approximately $41 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.
The Portfolio has a net capital loss carryforward of $1,119,482 which expires in the year 2010.

                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                PRINCIPAL                VALUE
                                                 AMOUNT                (NOTE 1)
-----------------------------------------------------------------------------------

         LONG-TERM DEBT SECURITIES:
         CONSUMER DISCRETIONARY (4.9%)
         AUTOMOBILES (0.5%)
         DaimlerChrysler AG
          7.45%, 3/1/27. . . . . . .        $        230,000        $     249,312
         DaimlerChrysler NA Holdings Corp.
          7.13%, 4/10/03 . . . . . .                 100,000              101,053
          7.75%, 5/27/03 . . . . . .               1,000,000            1,019,923
          1.73%, 8/16/04 . . . . . .                 100,000               98,978
         Ford Motor Co.
          7.45%, 7/16/31 . . . . . .                 500,000              434,934

                                                                     ------------
                                                                        1,904,200
                                                                     ------------
         CASINOS & GAMING (0.9%)
         Harrah's Operating Co., Inc.
          7.50%, 1/15/09 . . . . . .                 100,000              111,771
         MGM Mirage, Inc.
          6.63%, 2/1/05. . . . . . .                 190,000              194,602
          6.95%, 2/1/05. . . . . . .                 500,000              516,141
          8.50%, 9/15/10 . . . . . .               1,075,000            1,187,875
         Park Place Entertainment
          Corp.
          7.95%, 8/1/03. . . . . . .                 500,000              510,745
          7.50%, 9/1/09. . . . . . .                 500,000              514,223
         Station Casinos, Inc.
          8.38%, 2/15/08 . . . . . .                 100,000              106,250

                                                                     ------------
                                                                        3,141,607
                                                                     ------------
         DEPARTMENT STORES (0.0%)
         Kohl's Corp.
          6.30%, 3/1/11. . . . . . .                  55,000               60,978
                                                                     ------------
         HOTELS (0.2%)
         Hilton Hotels Corp.
          7.00%, 7/15/04 . . . . . .                 300,000              303,498
         ITT Corp.
          6.75%, 11/15/03. . . . . .                 100,000              100,750
         Starwood Hotels & Resorts
          Worldwide, Inc.
          7.88%, 5/1/12(b)(S)  . . .                 400,000              396,000

                                                                     ------------
                                                                          800,248
                                                                     ------------
         MEDIA (3.3%)
         AOL Time Warner, Inc.
          5.63%, 5/1/05. . . . . . .                  15,000               15,339
          6.13%, 4/15/06 . . . . . .                 505,000              521,398
          6.15%, 5/1/07. . . . . . .                 100,000              103,883
          7.70%, 5/1/32. . . . . . .                 655,000              681,680
         British Sky Broadcasting plc
          8.20%, 7/15/09 . . . . . .                 300,000              324,000
         Comcast Cable Communications, Inc.
          6.38%, 1/30/06 . . . . . .                 845,000              884,116
          6.20%, 11/15/08. . . . . .                  30,000               31,061
          6.88%, 6/15/09 . . . . . .                  40,000               42,556
          6.75%, 1/30/11 . . . . . .                 240,000              249,716
         Continental Cablevision,
          Inc.
          8.30%, 5/15/06 . . . . . .                 300,000              324,986
         COX Communications, Inc.
          6.15%, 8/1/33. . . . . . .                 964,000              958,924
         CSC Holdings, Inc.
          7.63%, 4/1/11. . . . . . .                 300,000              281,625
         Rogers Cablesystems, Ltd.
          10.00%, 3/15/05. . . . . .                 200,000              206,000
         TCI Communications, Inc.
          8.25%, 1/15/03 . . . . . .                 600,000              600,269
          6.38%, 5/1/03. . . . . . .               1,700,000            1,700,119
          8.65%, 9/15/04 . . . . . .                 300,000              322,093
         Time Warner, Inc.
          9.13%, 1/15/13 . . . . . .                 210,000              246,305
          6.38%, 6/15/18 . . . . . .                  50,000               49,992
                                                PRINCIPAL                VALUE
                                                 AMOUNT                (NOTE 1)
-----------------------------------------------------------------------------------

          6.95%, 1/15/28 . . . . . .        $         10,000         $      9,503
          6.63%, 5/15/29 . . . . . .               1,025,000              942,410
         Turner Broadcasting Systems,
          Inc.
          7.40%, 2/1/04. . . . . . .                 300,000              307,360
          8.38%, 7/1/13. . . . . . .                 110,000              123,932
         Walt Disney Co.
          3.90%, 9/15/03 . . . . . .               1,200,000            1,214,232
          5.13%, 12/15/03. . . . . .               1,200,000            1,228,914

                                                                     ------------
                                                                       11,370,413
                                                                     ------------

          TOTAL CONSUMER                                               17,277,446
           DISCRETIONARY . . . . . .                                 ------------
         CONSUMER STAPLES (1.1%)
         FOOD PRODUCTS (0.8%)
         General Mills, Inc.
          5.13%, 2/15/07 . . . . . .                 200,000              212,486
          6.00%, 2/15/12 . . . . . .                 275,000              299,102
         Kellogg Co.
          6.00%, 4/1/06. . . . . . .                 410,000              444,413
          6.60%, 4/1/11. . . . . . .                  85,000               95,731
         Kraft Foods, Inc.
          5.25%, 6/1/07. . . . . . .                  70,000               75,608
          5.63%, 11/1/11 . . . . . .                 385,000              411,590
         R.J. Reynolds Tobacco
          Holdings, Inc.
          7.38%, 5/15/03+(S) . . . .                 100,000              100,847
          7.38%, 5/15/03 . . . . . .               1,000,000            1,012,209
         Unilever Capital Corp.
          5.90%, 11/15/32. . . . . .                  70,000               71,605

                                                                     ------------
                                                                        2,723,591
                                                                     ------------
         FOOD RETAIL (0.3%)
         Kroger Co.
          7.80%, 8/15/07 . . . . . .                  25,000               28,812
         Safeway, Inc.
          3.63%, 11/5/03 . . . . . .               1,000,000            1,007,647
          5.80%, 8/15/12 . . . . . .                 135,000              141,264

                                                                     ------------
                                                                        1,177,723
                                                                     ------------
          TOTAL CONSUMER STAPLES . .                                    3,901,314
                                                                     ------------
         ENERGY (1.3%)
         INTEGRATED OIL & GAS (0.8%)
         Amerada Hess Corp.
          7.88%, 10/1/29 . . . . . .                 175,000              202,332
         Conoco Funding Co.
          5.45%, 10/15/06. . . . . .                 205,000              221,270
          6.35%, 10/15/11. . . . . .                 365,000              407,588
         ConocoPhillips Corp.
          5.90%, 10/15/32(S) . . . .                 125,000              124,290
          6.95%, 4/15/29 . . . . . .                 140,000              158,674
         Occidental Petroleum Corp.
          6.40%, 4/1/03. . . . . . .               1,000,000            1,009,790
          6.75%, 1/15/12 . . . . . .                 325,000              370,196
         Phillips Petroleum Co.
          7.00%, 3/30/29 . . . . . .                  30,000               34,197
         Southern Natural Gas Co.
          8.00%, 3/1/32. . . . . . .                 400,000              352,000

                                                                     ------------
                                                                        2,880,337
                                                                     ------------
         OIL & GAS EQUIPMENT & SERVICES (0.4%)
         Consolidated Natural Gas Co.
          6.85%, 4/15/11 . . . . . .                 100,000              111,632
         El Paso Corp.
          7.38%, 12/15/12. . . . . .                  60,000               40,200
          7.50%, 11/15/26. . . . . .                  45,000               31,725
          7.75%, 1/15/32 . . . . . .                 200,000              124,000
          8.38%, 6/15/32(S). . . . .                  90,000               67,050
          6.75%, 5/15/09 . . . . . .                  50,000               34,500
         Limestone Electron Trust
          8.63%, 3/15/03(b)(S) . . .                 600,000              564,525
         Sonat, Inc.
          7.63%, 7/15/11 . . . . . .                 350,000              234,500
                                                   45


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                PRINCIPAL                VALUE
                                                 AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------

         Tennessee Gas Pipeline
          8.38%, 6/15/32 . . . . . .        $         85,000         $     73,950

                                                                     ------------
                                                                        1,282,082
                                                                     ------------
         OIL & GAS EXPLORATION & PRODUCTION (0.1%)
         Anadarko Finance Co.
          7.50%, 5/1/31. . . . . . .                  25,000               29,726
         Anadarko Petroleum Corp.
          5.38%, 3/1/07. . . . . . .                  55,000               58,776
         Devon Energy Corp.
          7.95%, 4/15/32 . . . . . .                 180,000              216,397
         Devon Funding Corp.
          7.88%, 9/30/31 . . . . . .                  50,000               58,886

                                                                     ------------
                                                                          363,785
                                                                     ------------
          TOTAL ENERGY . . . . . . .                                    4,526,204
                                                                     ------------
         FINANCIALS (59.7%)
         ASSET BACKED (3.4%)
         Amortizing Residential Collateral Trust,
          Series 02-BC3M A
          1.69%, 6/25/32 . . . . . .                 718,858              716,162

          Series 02-BC4 A
          1.77%, 7/25/32 . . . . . .                 644,203              641,882
         Asset Backed Securities
          Corp., Series 02-HE1 A1
          1.84%, 3/15/32 . . . . . .                 183,877              184,236
         Bank One Issuance Trust,
          Series 02-A2 A2
          4.16%, 1/15/08 . . . . . .                 325,000              339,936
         Bear Stearns Asset Backed
          Securities, Inc.,
          Series 01-A AI1
          1.60%, 6/15/16 . . . . . .                  73,407               73,410
          Series 02-2 A1
          1.75%, 10/25/32. . . . . .                 243,382              242,820
         Chase Funding Loan Acquisition Trust,
          Series 01-FF1 A2
          1.66%, 4/25/31 . . . . . .                 274,801              274,306
         Chase Manhattan Auto Owner Trust,
          Series 00-A A4
          6.26%, 6/15/07 . . . . . .               1,250,000            1,310,012
         Citibank Credit Card Issuance Trust,
          Series 02-A3 A3
          4.40%, 5/15/07 . . . . . .                 275,000              289,317
         Discover Card Master Trust
          I, Series 00-8 A
          1.52%, 4/15/06 . . . . . .               1,300,000            1,300,125
         Ford Credit Auto Owner
          Trust, Series 01-B A4
          5.12%, 10/15/04. . . . . .                 587,895              596,018
         GMAC Mortgage Corp. Loan Trust,
          Series 99-HLTV A1
          1.81%, 11/18/25. . . . . .                 104,802              104,727
         Heller Financial, Inc.,
          Series 99-PH1 A1
          6.50%, 5/15/31 . . . . . .                 182,261              199,400
          Series 99-PH1 A2
          6.85%, 5/15/31 . . . . . .                 475,000              543,875
         Home Equity Asset Trust,
          Series 02-1 A4
          1.72%, 11/25/32. . . . . .                 546,541              544,830
          Household Mortgage Loan
          Trust, Series 02-HC1 A
          1.72%, 5/20/32 . . . . . .                 581,328              581,046
                                                PRINCIPAL                VALUE
                                                 AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------

         Merrill Lynch Mortgage Investors, Inc.,
          Series 02-AFC1 AV1
          1.79%, 9/25/32 . . . . . .        $        306,573         $    306,408
         Nissan Auto Receivables Owner Trust,
          Series 02-B A3
          3.99%, 12/15/05. . . . . .                 400,000              410,930
         Racers,
          Series 97-R-8-3
          1.70%, 8/15/07+(S) . . . .                 800,000              793,280
         Sears Credit Account Master Trust,
          Series 02-3 A
          1.71%, 5/17/16 . . . . . .               1,050,000            1,035,364
         Steers Delaware Business
          Trust, Series 02-11
          7.05%, 5/27/03(b)(S) . . .                 150,000              130,125
         Target Return Index Securities Trust,
          Series 5-02
          5.89%, 1/25/07(S). . . . .                 458,000              486,428
         Vanderbilt Acquisition Loan
          Trust,
          Series 02-1 A1
          3.28%, 1/7/13. . . . . . .                 790,651              797,108

                                                                     ------------
                                                                       11,901,745
                                                                     ------------
         BANKS (0.8%)
         Bank of America Corp.
          3.88%, 1/15/08 . . . . . .                 240,000              243,466
          7.80%, 2/15/10 . . . . . .                  95,000              113,004
          7.40%, 1/15/11 . . . . . .                 100,000              117,797
         Barclays Bank plc
          8.55%, 12/31/49(S) . . . .                 600,000              671,595
         European Investment Bank
          5.63%, 1/24/06 . . . . . .                 105,000              115,069
         FleetBoston Financial Corp.
          4.88%, 12/1/06 . . . . . .                  75,000               78,043
          4.20%, 11/30/07. . . . . .                 300,000              301,735
         HSBC Capital Funding LP
          10.18%, 12/29/49(S). . . .                 200,000              280,620
         HSBC Holdings plc
          5.25%, 12/12/12. . . . . .                 120,000              122,997
         International Finance Corp.
          5.25%, 5/2/06. . . . . . .                  25,000               27,138
          4.75%, 4/30/07 . . . . . .                 100,000              107,057
         Popular North America, Inc.
          3.43%, 10/15/03. . . . . .                 200,000              201,492
         Royal Bank of Scotland
          Group plc (ADR)
          9.12%, 12/31/49. . . . . .                 125,000              154,145
         U.S. Bancorp
          3.95%, 8/23/07 . . . . . .                 250,000              255,599

                                                                     ------------
                                                                        2,789,757
                                                                     ------------
         COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
         ABN Amro Mortgage Corp.,
          Series 02-5 2A2
          6.50%, 7/25/17 . . . . . .                 735,493              760,020
         Bank of America Mortgage
          Securities,
          Series 01-C A6
          6.19%, 6/25/31 . . . . . .                 201,698              204,856
          Series 02-K 2A1
          5.71%, 10/20/32. . . . . .               1,422,922            1,434,618
         Bear Stearns Adjustable Rate
          Mortgage Trust,
          Series 02-2 IIIA
          6.85%, 6/25/31 . . . . . .                  56,754               59,108
                                                  46


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                PRINCIPAL                VALUE
                                                 AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------

         CDC Mortgage Capital Trust,
          Series 02-HE2 A
          1.71%, 1/25/33 . . . . . .        $        467,140        $     465,568
         COMM,
          Series 99-1 A2
          6.46%, 9/15/08 . . . . . .                  50,000               56,186
         Commercial Mortgage Asset Trust,
          Series 99-C1 A3
          6.64%, 1/17/32 . . . . . .                 600,000              683,678
         Countrywide Home Loans,
          Series 02-HYB2 6A1
          4.93%, 9/19/32 . . . . . .               1,093,821            1,107,551
         Credit Suisse First Boston
          Mortgage Securities Corp.
          2.48%, 3/25/32+(S) . . . .                 451,247              446,311
             Series 02-AR2 2A1
          1.82%, 2/25/32 . . . . . .                 224,216              224,185
             Series 98-C2 A2
          6.30%, 11/11/30. . . . . .                 524,924              584,333
             Series P2A-A21
          2.17%, 3/25/32(b)+(S). . .                 655,963              648,789
          1.97%, 8/25/33(b)+(S). . .                 983,990              983,990
         Credit-Based Asset Servicing
          and Securitization,
          Series 02-CB1 A2A
          1.76%, 8/25/29 . . . . . .                 307,231              307,189
         DaimlerChrysler Auto Trust,
          Series 00-A A4
          7.23%, 1/6/05. . . . . . .               1,028,877            1,060,457
         Delta Air Lines, Inc.,
          Series 00-1
          7.57%, 11/18/10. . . . . .                 500,000              499,483
         DLJ Commercial Mortgage Corp.,
          Series 98-CF1 A1B
          6.41%, 2/15/08 . . . . . .                 275,000              306,971
             Series 99-CG1 A1B
          6.46%, 3/10/32 . . . . . .                 275,000              309,670
         DLJ Mortgage Acceptance
          Corp., Series 94-3 A10
          6.50%, 4/25/24 . . . . . .               1,256,834            1,308,503
         First Horizon Asset Securities,
          Inc., Series 00-H 1A
          7.00%, 9/25/30 . . . . . .                 155,111              157,819
         J.P. Morgan Chase Commercial
          Mortgage Securities Corp.,
          Series 01-CIBC A3
          6.26%, 3/15/33 . . . . . .               1,500,000            1,670,299
         Paine Webber Mortgage
          Acceptance Corp.,
          Series 99-C1 A2
          6.82%, 4/15/09 . . . . . .                 283,500              319,893
         PNC Mortgage Acceptance Corp.,
          Series 99-5 1A7
          6.30%, 7/25/29 . . . . . .               1,200,000            1,213,920
         Sequoia Mortgage Trust,
          Series 10-2A1
          2.33%, 10/20/27. . . . . .                 988,654              978,967
         Structured Asset Mortgage
          Investments, Inc.,
          Series 02-AR3 A1
          1.75%, 9/19/32+. . . . . .                 590,372              590,372
         Structured Asset Securities
          Corp., Series 01-12 3A1
          6.35%, 9/25/31 . . . . . .               1,513,415            1,537,887
             Series 01-3A 1A1
          1.90%, 3/25/31 . . . . . .                  76,810               77,123
             Series 02-9-A2
          1.72%, 10/25/27. . . . . .                 487,960              484,411
                                                PRINCIPAL                VALUE
                                                 AMOUNT                (NOTE 1)
-----------------------------------------------------------------------------------

            Series 02-HF1 A
          1.71%, 1/25/33 . . . . . .        $        329,247         $    327,894
         Washington Mutual Financial,
            Series 02-S3 1A3
          6.25%, 6/25/32 . . . . . .               1,028,313            1,054,803
          Series 99-WM1 3A2
          6.40%, 10/19/39. . . . . .                 895,631              904,278
          Series 00-3 A
          3.77%, 12/25/40. . . . . .                 932,052              944,071
         Washington Mutual Mortgage
          Securities Corp.,
          Series 01-2 A3
          6.01%, 4/25/31 . . . . . .                 269,851              273,492
         Wells Fargo Mortgage Backed
          Securities Trust,
          Series 01-29 A2
          6.00%, 11/25/16. . . . . .                 744,158              764,261
            Series 02-E 2A1
          5.37%, 9/25/32 . . . . . .                 585,835              604,670

                                                                     ------------
                                                                       23,355,626
                                                                     ------------
         DIVERSIFIED FINANCIALS (6.1%)
         Ameritech Capital Funding
          Corp.
          6.25%, 5/18/09 . . . . . .                 275,000              292,363
         ASIF Global Financing XVIII
          3.85%, 11/26/07(S) . . . .                 500,000              512,646
         Chase Manhattan Corp.
          7.25%, 6/1/07. . . . . . .                 175,000              194,867
         CIT Group, Inc.
          5.92%, 1/15/03 . . . . . .                 100,000              100,112
          1.77%, 2/28/03 . . . . . .                 400,000              399,923
          7.75%, 4/2/12. . . . . . .                 200,000              224,631
         Citicorp
          7.75%, 6/15/06 . . . . . .                  25,000               28,530
         Citigroup, Inc.
          6.75%, 12/1/05 . . . . . .                 130,000              144,557
          5.75%, 5/10/06 . . . . . .                 255,000              276,822
          6.20%, 3/15/09 . . . . . .                 300,000              330,721
          7.25%, 10/1/10 . . . . . .               1,095,000            1,271,152
         Credit Suisse First Boston USA, Inc.
          4.63%, 1/15/08 . . . . . .                 175,000              177,511
          6.13%, 11/15/11. . . . . .                 275,000              286,932
         Ford Motor Credit Co.
          7.25%, 1/15/03 . . . . . .                 500,000              500,457
          1.60%, 3/17/03 . . . . . .                 500,000              499,263
          1.70%, 6/2/03. . . . . . .                 500,000              496,862
          1.92%, 6/23/03 . . . . . .                 500,000              497,078
          2.08%, 4/26/04 . . . . . .                 200,000              191,341
          2.26%, 7/18/05 . . . . . .                 200,000              180,331
          6.88%, 2/1/06. . . . . . .                 805,000              806,410
          7.38%, 10/28/09. . . . . .                 185,000              183,309
          7.88%, 6/15/10 . . . . . .                  90,000               90,564
          7.38%, 2/1/11. . . . . . .                 290,000              281,993
         General Electric Capital
          Corp.
          5.35%, 3/30/06 . . . . . .                 475,000              509,209
          4.25%, 1/15/08 . . . . . .                 250,000              256,389
          7.38%, 1/19/10 . . . . . .                  50,000               58,077
          6.13%, 2/22/11 . . . . . .                 540,000              584,834
          5.88%, 2/15/12 . . . . . .                  80,000               85,527
          6.00%, 6/15/12 . . . . . .                 250,000              269,919
          5.45%, 1/15/13 . . . . . .                 400,000              415,494
         General Motors Acceptance Corp.
          5.88%, 1/22/03 . . . . . .                 100,000              100,158
          2.02%, 8/4/03. . . . . . .                 100,000               99,128
          1.51%, 8/18/03 . . . . . .                 200,000              197,970
                                                 47


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                PRINCIPAL                VALUE
                                                 AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------

          3.23%, 10/16/03. . . . . .        $        545,000         $    542,846
          2.56%, 1/20/04 . . . . . .                 500,000              492,793
          6.75%, 1/15/06 . . . . . .                 230,000              238,193
          7.75%, 1/19/10 . . . . . .                 490,000              512,976
          7.25%, 3/2/11. . . . . . .                 140,000              142,664
          6.88%, 9/15/11 . . . . . .                 555,000              553,479
          6.88%, 8/28/12 . . . . . .                 345,000              340,084
          8.00%, 11/1/31 . . . . . .                 100,000              100,545
         Household Finance Corp.
          7.63%, 1/15/03 . . . . . .                 600,000              601,071
          6.13%, 2/27/03 . . . . . .                 200,000              200,818
          2.66%, 3/11/04 . . . . . .                 130,000              130,207
          6.50%, 11/15/08. . . . . .                 150,000              161,282
          5.88%, 2/1/09. . . . . . .                 130,000              133,433
          6.38%, 10/15/11. . . . . .                 205,000              214,329
         J.P. Morgan Chase & Co.
          6.75%, 2/1/11. . . . . . .                 170,000              184,827
          6.63%, 3/15/12 . . . . . .               1,200,000            1,300,579
         KFW International Finance
          5.25%, 6/28/06 . . . . . .                  50,000               54,465
          4.75%, 1/24/07 . . . . . .                 425,000              456,652
         Lehman Brothers Holdings,
          Inc.
          7.75%, 1/15/05 . . . . . .                 430,000              471,754
          6.25%, 5/15/06 . . . . . .                 375,000              410,001
          6.63%, 1/18/12 . . . . . .                  40,000               44,273
         Morgan Stanley
          6.10%, 4/15/06 . . . . . .                 175,000              190,639
          5.80%, 4/1/07. . . . . . .                 200,000              216,948
          6.75%, 4/15/11 . . . . . .                 250,000              277,817
         National Rural Utilities
          Cooperative Finance Corp.
          2.83%, 4/26/04 . . . . . .                 500,000              501,616
         Panhandle Holding Co.
          6.50%, 7/15/09 . . . . . .                 300,000              286,171
         Pemex Finance, Ltd.
          9.03%, 2/15/11#. . . . . .                 100,000              118,045
         Redwood Capital II, Ltd.
          4.81%, 1/1/04(S) . . . . .                 200,000              199,012
         Sears Roebuck Acceptance
          Corp.
          6.25%, 5/1/09. . . . . . .                  50,000               47,925
          7.00%, 2/1/11. . . . . . .                  75,000               72,365
          6.70%, 4/15/12 . . . . . .                 310,000              294,257
          7.00%, 6/1/32. . . . . . .                 235,000              196,999
         Sprint Capital Corp.
          5.70%, 11/15/03. . . . . .                 775,000              771,125
          6.88%, 11/15/28. . . . . .                 600,000              483,000

                                                                     ------------
                                                                       21,488,270
                                                                     ------------
         FOREIGN GOVERNMENT (1.9%)
         Federative Republic of
          Brazil
          2.56%, 4/15/06 . . . . . .                 224,000              172,533
          11.50%, 3/12/08. . . . . .                 340,000              258,400
          11.00%, 1/11/12. . . . . .                 100,000               66,500
          8.00%, 4/15/14 . . . . . .                 307,853              201,671
          8.88%, 4/15/24 . . . . . .                 150,000               82,500
         Government of Croatia
          2.69%, 7/31/06 . . . . . .                  82,610               81,991
          2.69%, 7/31/10 . . . . . .                 218,182              216,273
         Republic of Bulgaria
          2.81%, 7/28/11 . . . . . .                 194,000              179,935
         Republic of Panama
          8.25%, 4/22/08 . . . . . .                 100,000              103,750
          9.63%, 2/8/11. . . . . . .                 150,000              163,875
          9.63%, 2/8/11. . . . . . .                 200,000              218,500
          2.75%, 7/17/16 . . . . . .                 114,543               91,262
         Republic of Peru
          9.13%, 2/21/12 . . . . . .                 600,000              588,000
                                                PRINCIPAL                VALUE
                                                 AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------

          4.00%, 3/7/17 (e). . . . .        $        100,000         $     71,003
         Republic of South Africa
          7.38%, 4/25/12 . . . . . .                 100,000              108,250
         United Mexican States
          8.50%, 2/1/06. . . . . . .                 150,000              169,636
          8.38%, 1/14/11 . . . . . .                 900,000            1,020,375
          8.38%, 1/14/11 . . . . . .                 390,000              440,700
          7.50%, 1/14/12 . . . . . .                 990,000            1,060,537
          8.00%, 9/24/22 . . . . . .                 250,000              258,750
          8.30%, 8/15/31 . . . . . .               1,090,000            1,149,950

                                                                     ------------
                                                                        6,704,391
                                                                     ------------
         INSURANCE (0.2%)
         American General Capital II
          8.50%, 7/1/30. . . . . . .                 180,000              235,237
         Marsh & McLennan Cos., Inc.
          6.25%, 3/15/12 . . . . . .                  45,000               49,778
         Metlife, Inc.
          6.13%, 12/1/11 . . . . . .                  60,000               64,762
          6.50%, 12/15/32. . . . . .                 100,000              103,792
         Progressive Corp.
          7.00%, 10/1/13 . . . . . .                 200,000              229,177
         Prudential Life Insurance Co.
          7.65%, 7/1/07(S) . . . . .                 150,000              170,081

                                                                     ------------
                                                                          852,827
                                                                     ------------
         MORTGAGE RELATED (0.4%)
         Chase Commercial Mortgage
          Securities Corp.,
          Series 99-2  A2
          7.20%, 1/15/32 . . . . . .                 530,000              620,633
         Chase Mortgage Financial
          Corp., Series 01-S1 A2
          7.25%, 2/25/31 . . . . . .                  29,918               29,850
         GMAC Commercial Mortgage
          Securities, Inc.
          6.95%, 9/15/33 . . . . . .                 600,000              687,818

                                                                     ------------
                                                                        1,338,301
                                                                     ------------
         REAL ESTATE (0.4%)
         Avalonbay Communities, Inc.
          6.63%, 9/15/11 . . . . . .                 155,000              165,289
         EOP Operating LP
          6.38%, 2/15/03 . . . . . .                 300,000              301,426
          7.00%, 7/15/11 . . . . . .                 450,000              490,303
          6.75%, 2/15/12 . . . . . .                  50,000               53,727
          7.50%, 4/19/29 . . . . . .                  20,000               20,846
         Equity Residential Properties Trust
          6.63%, 3/15/12 . . . . . .                 175,000              188,123

                                                                     ------------
                                                                        1,219,714
                                                                     ------------
         U.S. GOVERNMENT (9.9%)
         U.S. Treasury Bonds
          10.38%, 11/15/12 . . . . .               1,865,000            2,492,688
          9.25%, 2/15/16 . . . . . .                 850,000            1,261,320
          8.13%, 8/15/19 . . . . . .               2,535,000            3,530,979
          8.50%, 2/15/20 . . . . . .               2,760,000            3,978,604
          8.00%, 11/15/21. . . . . .               3,610,000            5,030,038
          6.00%, 2/15/26 . . . . . .               1,445,000            1,655,937
          6.75%, 8/15/26 . . . . . .               1,315,000            1,645,240
         U.S. Treasury Notes
          3.00%, 2/29/04 . . . . . .                 900,000              917,930
          3.00%, 11/15/07. . . . . .               3,850,000            3,896,319
          6.00%, 8/15/09 . . . . . .               1,830,000            2,127,660
          6.50%, 2/15/10 . . . . . .               2,035,000            2,432,460
          4.00%, 11/15/12. . . . . .               1,230,000            1,247,393
             Inflation Indexed
          3.50%, 1/15/11 . . . . . .               2,081,820            2,286,207
                                                             48


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                               PRINCIPAL                VALUE
                                                 AMOUNT                (NOTE 1)
-----------------------------------------------------------------------------------

          U.S. Treasury Strip PO
          11/15/21 . . . . . . . . .        $      5,520,000         $  2,053,070

                                                                     ------------
                                                                       34,555,845
                                                                     ------------
         U.S. GOVERNMENT AGENCIES (29.9%)
         Federal Home Loan Mortgage Corp.
          2.45%, 1/16/03 . . . . . .                 500,000              500,238
          5.50%, 7/15/06 . . . . . .               1,070,000            1,176,212
          4.88%, 3/15/07 . . . . . .               1,330,000            1,437,053
          4.50%, 7/23/07 . . . . . .                 500,000              520,353
          7.00%, 3/15/10 . . . . . .                 915,000            1,097,477
          6.88%, 9/15/10 . . . . . .               1,015,000            1,210,594
          5.25%, 7/15/11 . . . . . .                 358,156              361,470
          6.00%, 2/1/17. . . . . . .               1,009,153            1,055,961
          6.00%, 3/1/17. . . . . . .                 110,803              115,942
          6.50%, 3/1/17. . . . . . .                 767,485              810,006
          6.00%, 4/1/17. . . . . . .               2,168,834            2,269,434
          6.00%, 5/1/17. . . . . . .                 649,692              679,828
          6.00%, 6/1/17. . . . . . .                 252,882              264,612
          5.50%, 8/1/17. . . . . . .                 406,712              422,327
          6.00%, 8/1/17. . . . . . .                 639,745              669,419
          5.50%, 11/1/17 . . . . . .                 980,585            1,018,232
          5.63%, 7/15/28 . . . . . .               1,199,067            1,234,159
          6.00%, 12/15/28. . . . . .                 406,562              414,550
          6.50%, 4/15/29 . . . . . .                 507,326              534,083
          1.77%, 12/15/29. . . . . .                 305,283              304,766
          6.50%, 4/1/31. . . . . . .                  32,112               33,464
          6.50%, 5/1/31. . . . . . .                 539,568              562,291
         Federal National Mortgage Association
          5.00%, 1/15/07 . . . . . .               1,240,000            1,344,104
          6.00%, 12/25/08. . . . . .                 323,462              337,652
          5.99%, 5/1/09. . . . . . .                 270,788              299,081
          6.00%, 5/15/11 . . . . . .               1,145,000            1,294,266
          6.00%, 9/25/11 . . . . . .                 460,000              468,418
          4.75%, 10/11/12. . . . . .                 600,000              606,124
          4.79%, 11/1/12 . . . . . .                 425,000              433,500
          5.50%, 6/1/17. . . . . . .                 479,067              497,432
          5.50%, 8/1/17. . . . . . .                 460,871              478,538
          5.75%, 1/1/28. . . . . . .                 661,460              680,600
          6.00%, 11/1/28 . . . . . .                 228,618              236,659
          6.50%, 3/1/31. . . . . . .                 107,708              112,199
          6.50%, 9/1/31. . . . . . .                  67,960               70,794
          7.00%, 4/1/32. . . . . . .                  86,522               91,005
          6.50%, 8/1/32. . . . . . .                 733,552              764,137
          3.97%, 3/1/33. . . . . . .                 734,626              753,223
          5.00%, 1/25/17 TBA . . . .               1,000,000            1,024,062
          5.50%, 1/25/17 TBA . . . .              15,000,000           15,539,070
          6.00%, 1/25/17 TBA . . . .               7,300,000            7,628,500
          6.50%, 1/15/32 TBA . . . .               8,700,000            9,056,161
          6.00%, 1/25/32 TBA . . . .              19,000,000           19,635,322
          7.00%, 1/25/32 TBA . . . .               1,000,000            1,051,562
         Government National Mortgage Association
          6.75%, 7/20/27 . . . . . .                  68,637               70,672
          6.50%, 9/15/28 . . . . . .                 588,520              618,119
          6.00%, 11/15/28. . . . . .                 127,637              133,063
          6.50%, 1/15/29 . . . . . .                 258,431              271,429
          6.00%, 2/15/29 . . . . . .                 108,284              112,887
          6.50%, 3/15/29 . . . . . .               1,027,935            1,079,634
          6.50%, 5/15/29 . . . . . .                 359,498              377,579
          6.00%, 6/15/29 . . . . . .                 142,106              148,147
          6.50%, 5/15/31 . . . . . .                 156,422              164,289
          6.50%, 9/15/31 . . . . . .                 695,240              730,206
          6.50%, 10/15/31. . . . . .                 889,892              934,649
          6.50%, 12/15/31. . . . . .                 579,413              608,554
          6.50%, 2/15/32 . . . . . .                 127,357              133,762
          6.50%, 4/15/32 . . . . . .                 772,940              811,814
          6.50%, 5/15/32 . . . . . .                 351,490              369,168
          6.50%, 6/20/32 . . . . . .                 154,941              164,445
                                                   PRINCIPAL                VALUE
                                                     AMOUNT               (NOTE 1)
-----------------------------------------------------------------------------------

          6.50%, 7/15/32 . . . . . .        $        340,457         $    357,580
          6.00%, 10/15/32. . . . . .               1,929,434            2,011,452
          6.00%, 1/15/32 TBA . . . .              12,000,000           12,480,000
          6.50%, 1/15/32 TBA . . . .               2,500,000            2,621,875
          Student Loan Marketing Association
          Series 01-3 A1L
          1.88%, 4/25/10 . . . . . .                 210,461              210,570
          Series 00-1 A1L
          1.93%, 10/27/08. . . . . .                 530,689              531,102
          Series 00-2
          1.92%, 7/25/08 . . . . . .                 213,675              213,835
          Series 02-1 A1
          1.87%, 10/25/10. . . . . .                 323,545              322,843
          Series 02-4 A1
          1.41%, 3/15/07 . . . . . .                 213,423              213,449

                                                                     ------------
                                                                      104,786,003
                                                                     ------------
          TOTAL FINANCIALS . . . . .                                  208,992,479
                                                                     ------------
         HEALTH CARE (0.7%)
         HEALTH CARE EQUIPMENT & SERVICES (0.6%)
         Beverly Enterprises, Inc.
          9.00%, 2/15/06 . . . . . .                 100,000               84,000
         Columbia/HCA Healthcare
          Corp.
          6.87%, 9/15/03 . . . . . .               1,000,000            1,021,256
         HEALTHSOUTH Corp.
          7.63%, 6/1/12. . . . . . .               1,200,000              990,000
         Wellpoint Health Networks,
          Inc.
          6.38%, 1/15/12 . . . . . .                  30,000               32,558

                                                                     ------------
                                                                        2,127,814
                                                                     ------------
         PHARMACEUTICALS (0.1%)
         Pharmacia Corp.
          6.50%, 12/1/18#. . . . . .                 100,000              109,912
                                                                     ------------
          TOTAL HEALTH CARE  . . . .                                    2,237,726
                                                                     ------------
         INDUSTRIALS (2.8%)
         AEROSPACE & DEFENSE (1.0%)
         Honeywell International,
          Inc.
          6.88%, 10/3/05 . . . . . .                  30,000               33,226
          7.50%, 3/1/10. . . . . . .                 250,000              292,156
          6.13%, 11/1/11 . . . . . .                  50,000               54,302
         Lockheed Martin Corp.
          7.25%, 5/15/06 . . . . . .                  50,000               56,311
          8.50%, 12/1/29 . . . . . .                 170,000              228,079
          7.20%, 5/1/36. . . . . . .                 170,000              202,381
         Martin Marietta Corp.
          6.50%, 4/15/03 . . . . . .                 200,000              202,154
         Northrop Grumman Corp.
          7.13%, 2/15/11 . . . . . .                 255,000              289,831
         Raytheon Co.
          7.90%, 3/1/03. . . . . . .               1,900,000            1,913,357
          6.55%, 3/15/10 . . . . . .                  80,000               86,713

                                                                     ------------
                                                                        3,358,510
                                                                     ------------
         AIRLINES (0.6%)
         Continental Airlines, Inc.
          7.06%, 3/15/11 . . . . . .                 800,000              711,199
          6.55%, 2/2/19. . . . . . .                 224,211              194,561
         Delta Air Lines, Inc.
          7.11%, 9/18/11 . . . . . .                 400,000              395,385
         United Air Lines, Inc.,
          Series 00-2
          7.19%, 4/1/11. . . . . . .                 441,710              339,556
          Series 01-1
          6.60%, 9/1/13. . . . . . .                 400,000              305,353

                                                                     ------------
                                                                        1,946,054
                                                                     ------------

                                       49


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   PRINCIPAL                VALUE
                                                     AMOUNT               (NOTE 1)
-----------------------------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES (0.5%)
         Allied Waste North America
          7.38%, 1/1/04. . . . . . .        $        100,000         $    100,000
         Waste Management, Inc.
          6.38%, 12/1/03 . . . . . .                 165,000              168,153
          7.00%, 10/1/04 . . . . . .                 400,000              418,766
          7.10%, 8/1/26. . . . . . .               1,200,000            1,217,394

                                                                     ------------
                                                                        1,904,313
                                                                     ------------
         CONSTRUCTION & ENGINEERING (0.0%)
         Texas Eastern Transmission
          LP
          5.25%, 7/15/07 . . . . . .                 120,000              123,251
                                                                     ------------
         ELECTRICAL EQUIPMENT (0.0%)
         Midwest Generation LLC
          Series A
          8.30%, 7/2/09. . . . . . .                 170,000              101,479
          Series B
          8.56%, 1/2/16. . . . . . .                 100,000               61,820

                                                                     ------------
                                                                          163,299
                                                                     ------------
         INDUSTRIAL CONGLOMERATES (0.4%)
         Kinder Morgan, Inc.
          6.45%, 3/1/03. . . . . . .                 970,000              974,659
          6.65%, 3/1/05. . . . . . .                  40,000               42,503
         Tyco International Group
          S.A.
          6.38%, 6/15/05 . . . . . .                 105,000              101,850
          6.38%, 2/15/06 . . . . . .                 102,000               98,940

                                                                     ------------
                                                                        1,217,952
                                                                     ------------
         RAILROADS (0.3%)
         Burlington Northern Santa Fe Corp.
          6.38%, 12/15/05. . . . . .                  75,000               83,159
          5.90%, 7/1/12. . . . . . .                  50,000               54,231
          5.94%, 1/15/22 . . . . . .                 160,000              170,853
         Canadian National Railway
          Co.
          6.90%, 7/15/28 . . . . . .                  60,000               68,401
          7.38%, 10/15/31. . . . . .                 175,000              212,253
         Norfolk Southern Corp.
          2.48%, 2/28/05 . . . . . .                 400,000              400,974
          7.05%, 5/1/37. . . . . . .                  75,000               84,148

                                                                     ------------
                                                                        1,074,019
                                                                     ------------
          TOTAL INDUSTRIALS  . . . .                                    9,787,398
                                                                     ------------
         MATERIALS (0.6%)
         CHEMICALS (0.1%)
         Dow Chemical Co.
          5.75%, 12/15/08. . . . . .                  35,000               36,522
          5.97%, 1/15/09 . . . . . .                  75,000               78,668
          6.13%, 2/1/11. . . . . . .                 295,000              303,966
          7.38%, 11/1/29 . . . . . .                  65,000               70,336
          Resolution Funding Corp.
          (Zero Coupon), 7/15/18 . .                  75,000               32,605
          (Zero Coupon), 10/15/18. .                  75,000               32,040

                                                                     ------------
                                                                          554,137
                                                                     ------------
         PAPER & FOREST PRODUCTS (0.5%)
         International Paper Co.
          8.99%, 3/21/03 . . . . . .                 500,000              507,210
          Weyerhaeuser Co.
          2.54%, 9/15/03 . . . . . .                 200,000              200,152
          6.13%, 3/15/07 . . . . . .                  75,000               80,294
          5.95%, 11/1/08 . . . . . .                  35,000               37,362
          5.25%, 12/15/09. . . . . .                 325,000              328,624
          6.75%, 3/15/12 . . . . . .                 100,000              109,034
          7.13%, 7/15/23 . . . . . .                  20,000               21,416
          7.38%, 3/15/32 . . . . . .                 305,000              330,781

                                                                     ------------
                                                                        1,614,873
                                                                     ------------
          TOTAL MATERIALS  . . . . .                                    2,169,010
                                                                     ------------
                                                   PRINCIPAL                VALUE
                                                     AMOUNT               (NOTE 1)
-----------------------------------------------------------------------------------
         TELECOMMUNICATION SERVICES (2.1%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
         AT&T Corp.
          6.50%, 3/15/13 . . . . . .        $        185,000         $    185,578
         British Telecommunications
          plc
          2.70%, 12/15/03. . . . . .               1,400,000            1,408,768
         France Telecom SA
          4.16%, 3/14/03 . . . . . .                 700,000              700,284
         Qwest Capital Funding, Inc.
          7.00%, 8/3/09. . . . . . .                 165,000              105,600
         Qwest Corp.
          7.63%, 6/9/03. . . . . . .                 350,000              343,000
          7.20%, 11/10/26. . . . . .                 300,000              234,000
          8.88%, 6/1/31. . . . . . .                 100,000               90,000
         SBC Communications, Inc.
          6.25%, 3/15/11 . . . . . .                 100,000              110,244
          5.88%, 2/1/12. . . . . . .                  50,000               54,004
         Sprint Corp.
          9.50%, 4/1/03. . . . . . .                 300,000              305,298
         Verizon Global Funding Corp.
          6.13%, 6/15/07 . . . . . .                  30,000               32,910
          7.25%, 12/1/10 . . . . . .                  80,000               90,923
          7.38%, 9/1/12. . . . . . .               1,530,000            1,760,325
          7.75%, 12/1/30 . . . . . .                 100,000              116,456
          7.75%, 6/15/32 . . . . . .                  50,000               58,609
         Verizon Maryland, Inc.
          6.13%, 3/1/12. . . . . . .                 225,000              243,289
         Verizon New Jersey, Inc.
          5.88%, 1/17/12 . . . . . .                 365,000              386,723
         Verizon Pennsylvania, Inc.
          5.65%, 11/15/11. . . . . .                 200,000              209,695
         WorldCom, Inc.
          7.38%, 1/15/03(S). . . . .                 300,000               70,500
          6.40%, 8/15/05 . . . . . .                  20,000                4,700
          7.38%, 1/15/06(S). . . . .                   1,000                  235
          8.00%, 5/15/06 . . . . . .                  20,000                4,700
          8.25%, 5/15/10 . . . . . .                  60,000               14,100
          7.50%, 5/15/11 . . . . . .                  60,000               14,100
          8.25%, 5/15/31 . . . . . .                  50,000               11,750

                                                                     ------------
                                                                        6,555,791
                                                                     ------------
         WIRELESS TELECOMMUNICATION SERVICES (0.2%)
         Verizon Wireless Capital
          1.81%, 12/17/03. . . . . .                 700,000              695,057
         Vodafone Group plc
          7.75%, 2/15/10 . . . . . .                 105,000              123,835

                                                                     ------------
                                                                          818,892
                                                                     ------------

          TOTAL TELECOMMUNICATION                                       7,374,683
           SERVICES  . . . . . . . .                                 ------------
         UTILITIES (3.1%)
         ELECTRIC UTILITIES (2.9%)
         Dominion Resources, Inc.
          6.00%, 1/31/03 . . . . . .               1,000,000            1,002,319
          7.63%, 7/15/05 . . . . . .                  20,000               21,940
          5.13%, 12/15/09. . . . . .                 150,000              151,970
          8.13%, 6/15/10 . . . . . .                 150,000              174,510
         DTE Energy Co.
          6.00%, 6/1/04. . . . . . .                  40,000               41,897
          6.45%, 6/1/06. . . . . . .                  70,000               75,324
          7.05%, 6/1/11. . . . . . .                 330,000              366,228
         Exelon Corp.
          6.75%, 5/1/11. . . . . . .                 225,000              246,286
         FirstEnergy Corp.
          7.38%, 6/1/03. . . . . . .               1,000,000            1,012,495
          7.38%, 11/15/31. . . . . .                 480,000              465,305
         Ipalco Enterprises, Inc.
          7.38%, 11/14/08. . . . . .                 190,000              167,200
                                                    50


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    PRINCIPAL                VALUE
                                                     AMOUNT               (NOTE 1)
-----------------------------------------------------------------------------------
         Niagra Mohawk Power Corp.
          7.38%, 8/1/03. . . . . . .        $        500,000         $    514,233
             Series E
          7.38%, 7/1/03. . . . . . .                 211,707              216,667
         Oncor Electric Delivery Co.
          6.38%, 5/1/12(S) . . . . .                  20,000               20,599
          6.38%, 1/15/15(S). . . . .                  70,000               71,436
          7.00%, 9/1/22(S) . . . . .                  25,000               23,310
          7.00%, 5/1/32(S) . . . . .                 100,000               99,986
          7.25%, 1/15/33(S). . . . .                 150,000              152,757
         Potomac Electric Power Co.
          6.25%, 10/15/07. . . . . .                 740,000              824,111
         Progress Energy, Inc.
          6.55%, 3/1/04. . . . . . .               1,000,000            1,039,323
          6.75%, 3/1/06. . . . . . .                 385,000              413,516
          6.85%, 4/15/12 . . . . . .                 325,000              355,864
          7.75%, 3/1/31# . . . . . .                 100,000              113,653
         PSEG Energy Holdings, Inc.
          8.50%, 6/15/11 . . . . . .                 100,000               81,500
         PSEG Power LLC
          6.95%, 6/1/12. . . . . . .                 500,000              507,668
         Toledo Edison
          7.82%, 3/31/03 . . . . . .               1,300,000            1,311,640
         TXU Corp.
          6.75%, 3/1/03. . . . . . .                 500,000              502,982
         Virginia Electric & Power
          Co.
          5.75%, 3/31/06 . . . . . .                  50,000               53,713

                                                                     ------------
                                                                       10,028,432
                                                                     ------------
         GAS UTILITIES (0.1%)
         Kinder Morgan Energy Partners LP
          7.30%, 8/15/33 . . . . . .                 395,000              423,466
                                                                     ------------
         MULTI - UTILITIES (0.0%)
         Dynegy Holdings, Inc.
          8.75%, 2/15/12 . . . . . .                 400,000              140,000
                                                                     ------------
         WATER UTILITIES (0.1%)
         California State Department Water
          Reserves Power Supply, Taxable,
          Series E
          3.98%, 5/1/05. . . . . . .                 250,000              253,395
                                                                     ------------
          TOTAL UTILITIES  . . . . .                                   10,845,293
                                                                     ------------
         TOTAL LONG-TERM DEBT SECURITIES  (76.3%)
          (Cost $263,113,163). . . .                                  267,111,553
                                                                     ------------

         CONVERTIBLE BONDS:
         CONSUMER DISCRETIONARY (0.3%)
         MEDIA (0.3%)
         Clear Channel Communications, Inc.
          7.50%, 9/15/03 . . . . . .               1,200,000            1,224,218
                                                                     ------------
         HEALTH CARE (0.1%)
         HEALTH CARE EQUIPMENT & SERVICES (0.1%)
         HEALTHSOUTH Corp.
          3.25%, 4/1/03. . . . . . .                 300,000              292,875
                                                                     ------------
         TOTAL CONVERTIBLE BONDS
          (0.4%)
          (Cost $1,499,008). . . . .                                    1,517,093
                                                                     ------------
         SHORT-TERM DEBT SECURITIES:
         COMMERCIAL PAPER  (16.8%)
         ANZ (Delaware)
          1.26%,  3/6/03 . . . . . .               7,500,000            7,483,200
         AT&T Corp.
          1.24%,  4/18/03(S) . . . .                 400,000              398,528
         BP America
          1.25%,  3/5/03 . . . . . .               1,700,000            1,696,260
         Caisse Des Depot
          1.26%,  3/6/03(S). . . . .               7,500,000            7,483,200
         Danske Corp.
          1.26%,  3/18/03. . . . . .               5,200,000            5,186,116
                                                   PRINCIPAL                VALUE
                                                     AMOUNT               (NOTE 1)
-----------------------------------------------------------------------------------
         Eksportfinans AS
          1.27%,  1/2/03 . . . . . .        $      1,400,000         $  1,399,903
          1.26%,  2/21/03(S) . . . .               1,600,000            1,597,040
          1.30%,  3/5/03(S)  . . . .                 600,000              598,680
          1.25%,  3/10/03(S) . . . .               3,200,000            3,192,384
         General Motors Acceptance Corp.
          1.57%,  3/10/03. . . . . .                 700,000              699,432
         HBOS Treasury Services
          1.30%,  2/11/03. . . . . .               1,400,000            1,397,908
          1.25%,  2/12/03. . . . . .               2,100,000            2,096,906
          1.27%,  2/13/03. . . . . .               1,600,000            1,597,542
          1.28%,  3/27/03. . . . . .               2,000,000            1,993,980
         Lloyds TSB Bank plc
          0.43%,  3/19/03. . . . . .               4,200,000            4,188,660
         National Australia Funding
          2.15%,  1/2/03 . . . . . .               3,300,000            3,299,612
         Royal Bank of Scotland
          1.29%,  2/27/03. . . . . .               2,100,000            2,095,687
         UBS Finance (Del) LLC
          1.25%,  2/19/03. . . . . .               5,000,000            4,991,434
          1.26%,  3/4/03 . . . . . .               1,500,000            1,496,745
          1.26%,  3/19/03. . . . . .                 700,000              698,110
         Westpac Capital Corp.
          1.27%,  3/26/03. . . . . .                 600,000              598,230
         Westpac Trust Securities Ltd.
          1.26%,  3/19/03. . . . . .               4,800,000            4,787,040
                                                                     ------------
                                                                       58,976,597
                                                                     ------------
         TIME DEPOSIT  (1.2%)
         J.P. Morgan Chase Nassau,
          0.73%,  1/2/03 . . . . . .               3,997,157            3,997,157
                                                                     ------------
         U.S. GOVERNMENT  (13.8%)
         U.S. Treasury Bills
          1/2/03 . . . . . . . . . .              37,600,000           37,597,493
          1/23/03. . . . . . . . . .              10,000,000            9,992,845
          2/13/03#(a). . . . . . . .                 565,000              564,218
          2/20/03# . . . . . . . . .                 235,000              234,630
                                                                     ------------
                                                                       48,389,186
                                                                     ------------
         U.S. GOVERNMENT AGENCIES  (9.9%)
         Federal Home Loan (Discount Note)
          1/2/03 . . . . . . . . . .              16,500,000           16,499,313
          2/12/03. . . . . . . . . .                 500,000              499,292
          3/19/03. . . . . . . . . .              15,200,000           15,161,498
          3/27/03. . . . . . . . . .               1,200,000            1,196,640

         Federal National Mortgage Association
          (Discount Note)
          2/12/03# . . . . . . . . .                 305,000              304,567
          5/21/03. . . . . . . . . .               1,100,000            1,094,988
                                                                     ------------
                                                                       34,756,298
                                                                     ------------
         TOTAL SHORT-TERM DEBT SECURITIES  (41.7%)

          (Amortized Cost                                             146,119,238
           $146,119,238) . . . . . .                                 ------------
                                                NUMBER OF
                                                CONTRACTS
                                            -------------------
         OPTIONS PURCHASED:
         PUT OPTIONS PURCHASED (0.0%)
         EuroDollar
          March @ $95.75
          (Cost $730)  . . . . . . .                      73                  456
                                                                     ------------
         TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN (118.4%)

          (Cost/Amortized Cost $410,732,139)                          414,748,340
                                                                     ------------
         OPTIONS WRITTEN:
         CALL OPTIONS WRITTEN (0.0%)*
         U.S. Treasury Notes (d)
          February @ $117.00 . . . .                    (102)             (63,750)
                                                                     ------------
                                              51


AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                NUMBER OF                   VALUE
                                                CONTRACTS                 (NOTE 1)
-----------------------------------------------------------------------------------

         PUT OPTIONS WRITTEN (0.0%)*
         EuroDollar
          March @ $96.50 . . . . . .                     (20)        $       (125)
          March @ $96.75 . . . . . .                     (54)                (675)
          March @ $98.00 . . . . . .                     (56)                (350)
         U.S. Treasury Notes
          February @ $109.00 . . . .                    (102)             (12,750)
                                                                     ------------
                                                                          (13,900)
                                                                     ------------
         TOTAL OPTIONS WRITTEN (0.0%)

          (Premiums Received                                              (77,650)
           $191,760) . . . . . . . .                                 ------------
         TOTAL INVESTMENTS AFTER OPTIONS WRITTEN (118.4%)

          (Cost/Amortized Cost $410,540,379)                          414,670,690
         OTHER ASSETS LESS
          LIABILITIES
          (-18.4%) . . . . . . . . .                                  (64,467,974)
                                                                     ------------
         NET ASSETS (100%) . . . . .                                 $350,202,716
                                                                     ============

* Non-income producing.
+ Securities (totaling $3,563,589 or 1.03% of net assets) valued at fair value.
(n) Securities exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these securities amounted to $20,284,244 or 5.79% of net assets.
# All, or a portion of security held by broker as collateral for financial futures or options on futures contracts.
(a) Fully or partially pledged as collateral on outstanding written call options.
(b) Illiquid security.
(d) Covered call option contracts written in connection with securities held.
(e) Step Bond - Coupon rate increases in increments to maturity. Rate 3 disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
Glossary:
ADR - American Depositary Receipt
PO - Principal only
TBA - Security is subject to delayed delivery.

AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Options written for the year ended December 31, 2002, were as follows:

                                                                        TOTAL         TOTAL
                                                                      NUMBER OF      PREMIUMS
                                                                      CONTRACTS      RECEIVED
                                                                     -----------  -------------
Options Outstanding -- January 1, 2002. . . . . . . . . . . . . . .        --        $      --
Options Written . . . . . . . . . . . . . . . . . . . . . . . . . .       742          392,757
Options Terminated in Closing Purchase Transactions . . . . . . . .       (74)         (29,990)
Options Expired . . . . . . . . . . . . . . . . . . . . . . . . . .      (314)        (123,582)
Options Exercised . . . . . . . . . . . . . . . . . . . . . . . . .       (20)         (47,425)
                                                                         ----        ---------
Options Outstanding -- December 31, 2002. . . . . . . . . . . . . .       334        $ 191,760
                                                                         ====        =========


At December 31, 2002 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                 LOCAL
                                                CONTRACT    COST ON    U.S. $
                                                 AMOUNT   ORIGINATION  CURRENT    UNREALIZED
                                                (000'S)      DATE       VALUE    APPRECIATION
                                                --------  -----------  -------  --------------
FOREIGN CURRENCY BUY CONTRACTS
European Union, expiring 02/10/03 . . . . . .      89       $88,733    $93,244      $4,511
                                                                                    ======



At December 31, 2002 the Portfolio had the following futures and options on futures contracts open: (Note 1)
                                                                                 UNREALIZED
PURCHASES         NUMBER OF  EXPIRATION    ORIGINAL           VALUE AT          APPRECIATION/
---------         CONTRACTS     DATE         VALUE            12/31/02          (DEPRECIATION)
                  ---------  -----------  ------------  ---------------------  ----------------
Euribor @ $94.50     700     December-03  $     8,988   $                  0          (8,988)
Euribor @ $95.50      20        March-03          251                      0            (251)
3 Month Euribor
@ $95.625. .          19        March-03          242                      0            (242)
EURO-BOBL. . . . . .  55        March-03    6,291,324              6,414,060         122,736
EUROBond Commodity .  67        March-03    7,793,288              7,982,937         189,649
EURODollar . . . . . .25        March-03    6,069,688              6,167,500          97,812
U.S. Treasury Bonds. 150        March-03   16,283,281             16,903,125         619,844
                                                                                  -----------
                                                                                   $1,020,560
                                                                                  ===========
SALES
-----
Euribor Put Option
 @ $96.75.          (625)    December-03  $  (420,856)  $           (155,770)     $  265,086
EuroDollar
 @ $96.75. . . . .   (74)       March-03      (31,318)                 (971)          30,347
U.S. 5 Year Treasury
 Note. .             (61)       March-03   (6,724,538)            (6,908,250)       (183,712)
U.S. 10 Year Treasury
 Note .              (89)       March-03   (9,939,730)           (10,239,172)       (299,442)
                                                                                  -----------
                                                                                  $ (187,721)
                                                                                  ===========

Investment security transactions for the year ended December 31, 2002 were as follows:
COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $707,913,550
U.S. Government securities                 211,202,696
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                 505,640,691
U.S. Government securities                 172,287,977

As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $  5,397,414
Aggregate gross unrealized
 depreciation . . . . . .                   (1,451,683)
                                          ------------
Net unrealized
 appreciation . . . . . .                 $  3,945,731
                                          ============
Federal income tax cost of
 investments. . . . . . .                 $410,802,153
                                          ============






                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $87,871,532) (Note 1). .    $ 79,956,208
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . .         302,923
 Dividends, interest and other receivables . . . . .          47,202
 Receivable for securities sold. . . . . . . . . . .          12,551
 Other assets. . . . . . . . . . . . . . . . . . . .          39,184
                                                        ------------
  Total assets . . . . . . . . . . . . . . . . . . .      80,358,068
                                                        ------------
 LIABILITIES
 Payable for securities purchased. . . . . . . . . .       1,058,650
 Administrative fees payable . . . . . . . . . . . .          23,353
 Investment management fees payable. . . . . . . . .          22,192
 Distribution fees payable - Class B . . . . . . . .          16,122
 Payable to custodian. . . . . . . . . . . . . . . .          13,544
 Trustees' fees payable. . . . . . . . . . . . . . .           1,906
 Accrued expenses (Note 1) . . . . . . . . . . . . .           8,124
                                                        ------------
  Total liabilities. . . . . . . . . . . . . . . . .       1,143,891
                                                        ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . .    $ 79,214,177
                                                        ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . .    $ 90,610,949
 Accumulated undistributed net investment loss . . .         (25,088)
 Accumulated undistributed net realized loss . . . .      (3,456,360)
 Unrealized depreciation on investments. . . . . . .      (7,915,324)
                                                        ------------
  Net assets . . . . . . . . . . . . . . . . . . . .    $ 79,214,177
                                                        ============
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,636,772 / 382,225 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       6.90
                                                        ============
 CLASS B
 Net asset value, offering and redemption price per
  share, $76,577,405 / 11,126,865 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       6.88
                                                        ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends . . . . . . . . . . . . . . . . . . . . .    $    281,462
 Interest. . . . . . . . . . . . . . . . . . . . . .          27,649
                                                        ------------
  Total income . . . . . . . . . . . . . . . . . . .         309,111
                                                        ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . .         354,128
 Administrative fees . . . . . . . . . . . . . . . .         201,185
 Distribution fees - Class B . . . . . . . . . . . .          94,281
 Custodian fees. . . . . . . . . . . . . . . . . . .          75,955
 Professional fees . . . . . . . . . . . . . . . . .          49,087
 Printing and mailing expenses . . . . . . . . . . .          27,478
 Trustees' fees. . . . . . . . . . . . . . . . . . .          10,349
 Miscellaneous . . . . . . . . . . . . . . . . . . .           5,637
                                                        ------------
  Gross expenses . . . . . . . . . . . . . . . . . .         818,100
 Less:  Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . .        (291,043)
           Fees paid indirectly (Note 1) . . . . . .         (56,669)
                                                        ------------
  Net expenses . . . . . . . . . . . . . . . . . . .         470,388
                                                        ------------
 NET INVESTMENT LOSS . . . . . . . . . . . . . . . .        (161,277)
                                                        ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities . . . . . . . . . . . .      (3,456,360)
 Net unrealized depreciation on securities . . . . .      (7,915,324)
                                                        ------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . .     (11,371,684)
                                                        ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(11,532,961)
                                                        ============









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . . . . . . . . .      $   (161,277)
 Net realized loss on investments . . . . . . . . . . . .        (3,456,360)
 Net unrealized depreciation on investments . . . . . . .        (7,915,324)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .       (11,532,961)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 441,359 shares ] . . . . . . . . .         3,602,914
 Capital shares repurchased [ (70,802) shares ] . . . . .          (520,180)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         3,082,734
                                                               ------------
 CLASS B
 Capital shares sold [ 12,010,910 shares ]. . . . . . . .        94,207,732
 Capital shares repurchased [ (895,713) shares ]. . . . .        (6,776,680)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .        87,431,052
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .        90,513,786
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        78,980,825
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 79,214,177
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  loss of . . . . . . . . . . . . . . . . . . . . . . . .      $    (25,088)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $56,210,469) (Note 1) .    $52,151,665
 Receivable for securities sold . . . . . . . . . .        135,634
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .        111,057
 Dividends, interest and other receivables. . . . .         51,373
 Other assets . . . . . . . . . . . . . . . . . . .          6,358
                                                       -----------
  Total assets. . . . . . . . . . . . . . . . . . .     52,456,087
                                                       -----------
 LIABILITIES
 Payable for securities purchased . . . . . . . . .      1,400,099
 Administrative fees payable. . . . . . . . . . . .         19,222
 Investment management fees payable . . . . . . . .         14,961
 Distribution fees payable - Class B. . . . . . . .          9,975
 Payable to custodian . . . . . . . . . . . . . . .          5,767
 Trustees' fees payable . . . . . . . . . . . . . .          1,073
 Accrued expenses (Note 1). . . . . . . . . . . . .         11,334
                                                       -----------
  Total liabilities . . . . . . . . . . . . . . . .      1,462,431
                                                       -----------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $50,993,656
                                                       ===========
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $57,475,045
 Accumulated overdistributed net investment income.        (24,659)
 Accumulated undistributed net realized loss. . . .     (2,397,926)
 Unrealized depreciation on investments . . . . . .     (4,058,804)
                                                       -----------
  Net assets. . . . . . . . . . . . . . . . . . . .    $50,993,656
                                                       ===========
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,304,682 / 298,189 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $      7.73
                                                       ===========
 CLASS B
 Net asset value, offering and redemption price per
  share, $48,688,974 / 6,298,195 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $      7.73
                                                       ===========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $150 foreign withholding tax). .    $   386,935
 Interest . . . . . . . . . . . . . . . . . . . . .         36,762
                                                       -----------
  Total income. . . . . . . . . . . . . . . . . . .        423,697
                                                       -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        240,398
 Administrative fees. . . . . . . . . . . . . . . .        181,819
 Distribution fees - Class B. . . . . . . . . . . .         62,734
 Professional fees. . . . . . . . . . . . . . . . .         44,770
 Custodian fees . . . . . . . . . . . . . . . . . .         38,540
 Printing and mailing expenses. . . . . . . . . . .         22,047
 Trustees' fees . . . . . . . . . . . . . . . . . .          7,661
 Miscellaneous. . . . . . . . . . . . . . . . . . .          5,523
                                                       -----------
  Gross expenses. . . . . . . . . . . . . . . . . .        603,492
 Less:  Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . .       (240,398)
           Reimbursement from investment manager. .         (6,612)
           Fees paid indirectly (Note 1). . . . . .        (16,164)
                                                       -----------
  Net expenses. . . . . . . . . . . . . . . . . . .        340,318
                                                       -----------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .         83,379
                                                       -----------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .     (2,397,926)
 Net unrealized depreciation on securities. . . . .     (4,058,804)
                                                       -----------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (6,456,730)
                                                       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(6,373,351)
                                                       ===========









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income. . . . . . . . . . . . . . . . . .      $    83,379
 Net realized loss on investments . . . . . . . . . . . .       (2,397,926)
 Net unrealized depreciation on investments . . . . . . .       (4,058,804)
                                                               -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .       (6,373,351)
                                                               -----------
 DIVIDENDS:
 Dividends from net investment income
 Class A. . . . . . . . . . . . . . . . . . . . . . . . .          (10,876)
 Class B. . . . . . . . . . . . . . . . . . . . . . . . .         (103,579)
                                                               -----------
 TOTAL DIVIDENDS  . . . . . . . . . . . . . . . . . . . .         (114,455)
                                                               -----------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 317,810 shares ] . . . . . . . . .        2,857,831
 Capital shares issued in reinvestment of dividends [
  1,398 shares ]. . . . . . . . . . . . . . . . . . . . .           10,876
 Capital shares repurchased [ (32,687) shares ] . . . . .         (251,608)
                                                               -----------
 Total Class A transactions . . . . . . . . . . . . . . .        2,617,099
                                                               -----------
 CLASS B
 Capital shares sold [ 6,826,749 shares ] . . . . . . . .       58,961,265
 Capital shares issued in reinvestment of dividends [
  13,311 shares ] . . . . . . . . . . . . . . . . . . . .          103,579
 Capital shares repurchased [ (553,533) shares ]. . . . .       (4,433,833)
                                                               -----------
 Total Class B transactions . . . . . . . . . . . . . . .       54,631,011
                                                               -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .       57,248,110
                                                               -----------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .       50,760,304
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .          233,352
                                                               -----------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $50,993,656
                                                               ===========
 -----------
 (a)  Includes accumulated overdistributed net investment
  income of . . . . . . . . . . . . . . . . . . . . . . .      $   (24,659)
                                                               -----------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $96,330,456) (Note 1). .    $ 91,459,509
 Receivable for securities sold. . . . . . . . . . .       1,150,865
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . .         294,505
 Dividends, interest and other receivables . . . . .         118,837
 Other assets. . . . . . . . . . . . . . . . . . . .          82,213
                                                        ------------
  Total assets . . . . . . . . . . . . . . . . . . .      93,105,929
                                                        ------------
 LIABILITIES
 Payable for securities purchased. . . . . . . . . .       4,599,292
 Investment management fees payable. . . . . . . . .          29,286
 Administrative fees payable . . . . . . . . . . . .          24,262
 Distribution fees payable - Class B . . . . . . . .          17,635
 Payable to custodian. . . . . . . . . . . . . . . .          11,022
 Trustees' fees payable. . . . . . . . . . . . . . .           1,817
 Accrued expenses (Note 1) . . . . . . . . . . . . .          41.839
                                                        ------------
  Total liabilities. . . . . . . . . . . . . . . . .       4,725,153
                                                        ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . .    $ 88,380,776
                                                        ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . .    $ 99,031,108
 Accumulated overdistributed net investment income .          (9,760)
 Accumulated undistributed net realized loss . . . .      (5,769,530)
 Unrealized depreciation on investments. . . . . . .      (4,871,042)
                                                        ------------
  Net assets . . . . . . . . . . . . . . . . . . . .    $ 88,380,776
                                                        ============
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,344,784 / 293,690 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       7.98
                                                        ============
 CLASS B
 Net asset value, offering and redemption price per
  share, $86,035,992 / 10,775,165 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       7.98
                                                        ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $3,945 foreign withholding tax) .    $    853,440
 Interest. . . . . . . . . . . . . . . . . . . . . .          38,638
                                                        ------------
  Total income . . . . . . . . . . . . . . . . . . .         892,078
                                                        ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . .         401,960
 Administrative fees . . . . . . . . . . . . . . . .         209,211
 Distribution fees - Class B . . . . . . . . . . . .         107,344
 Custodian fees. . . . . . . . . . . . . . . . . . .          79,378
 Professional fees . . . . . . . . . . . . . . . . .          50,147
 Printing and mailing expenses . . . . . . . . . . .          32,925
 Trustees' fees. . . . . . . . . . . . . . . . . . .          11,447
 Miscellaneous . . . . . . . . . . . . . . . . . . .           5,650
                                                        ------------
  Gross expenses . . . . . . . . . . . . . . . . . .         898,062
 Less:  Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . .        (299,504)
            Fees paid indirectly (Note 1). . . . . .         (80,554)
                                                        ------------
  Net expenses . . . . . . . . . . . . . . . . . . .         518,004
                                                        ------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . .         374,074
                                                        ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities. . . . . . . . . . . . . . . . . . . . .      (5,769,530)
 Foreign currency transactions . . . . . . . . . . .             276
                                                        ------------
  Net realized loss. . . . . . . . . . . . . . . . .      (5,769,254)
                                                        ------------
 Net unrealized depreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . .      (4,870,947)
 Foreign currency translations . . . . . . . . . . .             (95)
                                                        ------------
  Net unrealized depreciation. . . . . . . . . . . .      (4,871,042)
                                                        ------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . .     (10,640,296)
                                                        ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(10,266,222)
                                                        ============









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income. . . . . . . . . . . . . . . . . .      $    374,074
 Net realized loss on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .        (5,769,254)
 Net unrealized depreciation on investments and foreign
  currency translations . . . . . . . . . . . . . . . . .        (4,871,042)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .       (10,266,222)
                                                               ------------
 DIVIDENDS:
 Dividends from net investment income
 Class A. . . . . . . . . . . . . . . . . . . . . . . . .           (16,373)
 Class B. . . . . . . . . . . . . . . . . . . . . . . . .          (374,556)
                                                               ------------
 TOTAL DIVIDENDS  . . . . . . . . . . . . . . . . . . . .          (390,929)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 353,580 shares ] . . . . . . . . .         3,309,769
 Capital shares issued in reinvestment of dividends [
  2,047 shares ]. . . . . . . . . . . . . . . . . . . . .            16,373
 Capital shares repurchased [ (73,605) shares ] . . . . .          (647,952)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         2,678,190
                                                               ------------
 CLASS B
 Capital shares sold [ 11,487,206 shares ]. . . . . . . .       102,216,905
 Capital shares issued in reinvestment of dividends [
  46,818 shares ] . . . . . . . . . . . . . . . . . . . .           374,556
 Capital shares repurchased [ (770,527) shares ]. . . . .        (6,465,076)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .        96,126,385
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .        98,804,575
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        88,147,424
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 88,380,776
                                                               ============
 -----------
 (a)  Includes accumulated overdistributed net investment
  income of . . . . . . . . . . . . . . . . . . . . . . .      $     (9,760)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $92,086,379) (Note 1). .    $ 91,384,374
 Cash. . . . . . . . . . . . . . . . . . . . . . . .          17,609
 Receivable for securities sold. . . . . . . . . . .         505,439
 Dividends, interest and other receivables . . . . .          10,246
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . .           6,935
 Other assets. . . . . . . . . . . . . . . . . . . .           9,910
                                                        ------------
  Total assets . . . . . . . . . . . . . . . . . . .      91,934,513
                                                        ------------
 LIABILITIES
 Payable for securities purchased. . . . . . . . . .       4,021,686
 Investment management fees payable. . . . . . . . .          34,253
 Administrative fees payable . . . . . . . . . . . .          24,084
 Payable to custodian. . . . . . . . . . . . . . . .          20,097
 Distribution fees payable - Class B . . . . . . . .          17,318
 Trustees' fees payable. . . . . . . . . . . . . . .           1,963
 Accrued expenses (Note 1) . . . . . . . . . . . . .           7,022
                                                        ------------
  Total liabilities. . . . . . . . . . . . . . . . .       4,126,423
                                                        ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . .    $ 87,808,090
                                                        ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . .    $103,154,093
 Accumulated undistributed net investment loss . . .         (25,502)
 Accumulated undistributed net realized loss . . . .     (14,618,496)
 Unrealized depreciation on investments. . . . . . .        (702,005)
                                                        ------------
  Net assets . . . . . . . . . . . . . . . . . . . .    $ 87,808,090
                                                        ============
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,571,082 / 408,124 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       6.30
                                                        ============
 CLASS B
 Net asset value, offering and redemption price per
  share, $85,237,008 / 13,564,138 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       6.28
                                                        ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $77 foreign withholding tax). . .    $     97,466
 Interest. . . . . . . . . . . . . . . . . . . . . .          49,293
                                                        ------------
  Total income . . . . . . . . . . . . . . . . . . .         146,759
                                                        ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . .         447,713
 Administrative fees . . . . . . . . . . . . . . . .         203,256
 Distribution fees - Class B . . . . . . . . . . . .          97,402
 Custodian fees. . . . . . . . . . . . . . . . . . .          91,573
 Professional fees . . . . . . . . . . . . . . . . .          49,337
 Printing and mailing expenses . . . . . . . . . . .          29,165
 Trustees' fees. . . . . . . . . . . . . . . . . . .          10,816
 Miscellaneous . . . . . . . . . . . . . . . . . . .           5,648
                                                        ------------
  Gross expenses . . . . . . . . . . . . . . . . . .         934,910
 Less:  Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . .        (288,155)
           Fees paid indirectly (Note 1) . . . . . .         (34,531)
                                                        ------------
  Net expenses . . . . . . . . . . . . . . . . . . .         612,224
                                                        ------------
 NET INVESTMENT LOSS . . . . . . . . . . . . . . . .        (465,465)
                                                        ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on:
 Securities. . . . . . . . . . . . . . . . . . . . .     (14,618,497)
 Foreign currency transactions . . . . . . . . . . .          (2,921)
                                                        ------------
  Net realized loss. . . . . . . . . . . . . . . . .     (14,621,418)
                                                        ------------


 Net unrealized depreciation on securities . . . . .        (702,005)
                                                        ------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . .     (15,323,423)
                                                        ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(15,788,888)
                                                        ============









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . . . . . . . . .      $   (465,465)
 Net realized loss on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .       (14,621,418)
 Net unrealized depreciation on investments . . . . . . .          (702,005)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .       (15,788,888)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 559,202 shares ] . . . . . . . . .         4,357,527
 Capital shares repurchased [ (162,746) shares ]. . . . .        (1,052,880)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         3,304,647
                                                               ------------
 CLASS B
 Capital shares sold [ 14,588,170 shares ]. . . . . . . .       107,696,324
 Capital shares repurchased [ (1,035,700) shares ]. . . .        (7,637,345)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .       100,058,979
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .       103,363,626
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        87,574,738
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 87,808,090
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  loss of . . . . . . . . . . . . . . . . . . . . . . . .      $    (25,502)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $100,937,405) (Note 1) .    $ 96,954,008
 Cash. . . . . . . . . . . . . . . . . . . . . . . .           3,917
 Receivable for securities sold. . . . . . . . . . .         311,721
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . .         242,315
 Dividends, interest and other receivables . . . . .          91,611
 Other assets. . . . . . . . . . . . . . . . . . . .          12,076
                                                        ------------
  Total assets . . . . . . . . . . . . . . . . . . .      97,615,648
                                                        ------------
 LIABILITIES
 Payable for securities purchased. . . . . . . . . .         953,979
 Investment management fees payable. . . . . . . . .          54,513
 Administrative fees payable . . . . . . . . . . . .          25,349
 Distribution fees payable - Class B . . . . . . . .          19,169
 Payable to custodian. . . . . . . . . . . . . . . .          11,409
 Trustees' fees payable. . . . . . . . . . . . . . .           2,024
 Accrued expenses (Note 1) . . . . . . . . . . . . .           3,533
                                                        ------------
  Total liabilities. . . . . . . . . . . . . . . . .       1,069,976
                                                        ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . .    $ 96,545,672
                                                        ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . .    $110,201,421
 Accumulated undistributed net investment loss . . .         (25,656)
 Accumulated undistributed net realized loss . . . .      (9,646,679)
 Unrealized depreciation on investments. . . . . . .      (3,983,414)
                                                        ------------
  Net assets . . . . . . . . . . . . . . . . . . . .    $ 96,545,672
                                                        ============
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,980,907 / 397,987 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       7.49
                                                        ============
 CLASS B
 Net asset value, offering and redemption price per
  share, $93,564,765 / 12,524,388 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $       7.47
                                                        ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $2,392 foreign withholding tax) .    $    632,281
 Interest. . . . . . . . . . . . . . . . . . . . . .          33,606
                                                        ------------
  Total income . . . . . . . . . . . . . . . . . . .         665,887
                                                        ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . .         530,780
 Administrative fees . . . . . . . . . . . . . . . .         214,696
 Distribution fees - Class B . . . . . . . . . . . .         115,718
 Custodian fees. . . . . . . . . . . . . . . . . . .          81,319
 Professional fees . . . . . . . . . . . . . . . . .          51,291
 Printing and mailing expenses . . . . . . . . . . .          35,737
 Trustees' fees. . . . . . . . . . . . . . . . . . .          12,364
 Miscellaneous . . . . . . . . . . . . . . . . . . .           5,677
                                                        ------------
  Gross expenses . . . . . . . . . . . . . . . . . .       1,047,582
 Less:  Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . .        (280,579)
            Fees paid indirectly (Note 1). . . . . .         (65,149)
                                                        ------------
  Net expenses . . . . . . . . . . . . . . . . . . .         701,854
                                                        ------------
 NET INVESTMENT LOSS . . . . . . . . . . . . . . . .         (35,967)
                                                        ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on:
 Securities. . . . . . . . . . . . . . . . . . . . .      (9,646,679)
 Foreign currency transactions . . . . . . . . . . .            (815)
                                                        ------------
  Net realized loss. . . . . . . . . . . . . . . . .      (9,647,494)
                                                        ------------
 Net unrealized depreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . .      (3,983,397)
 Foreign currency translations . . . . . . . . . . .             (17)
                                                        ------------
  Net unrealized depreciation. . . . . . . . . . . .      (3,983,414)
                                                        ------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . .     (13,630,908)
                                                        ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(13,666,875)
                                                        ============









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . . . . . . . . .      $    (35,967)
 Net realized loss on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .        (9,647,494)
 Net unrealized depreciation on investments and foreign
  currency translations . . . . . . . . . . . . . . . . .        (3,983,414)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .       (13,666,875)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 478,685 shares ] . . . . . . . . .         4,288,497
 Capital shares repurchased [ (92,366) shares ] . . . . .          (743,124)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         3,545,373
                                                               ------------
 CLASS B
 Capital shares sold [ 13,954,324 shares ]. . . . . . . .       117,573,100
 Capital shares repurchased [ (1,441,604) shares ]. . . .       (11,139,278)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .       106,433,822
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .       109,979,195
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        96,312,320
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 96,545,672
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  loss of . . . . . . . . . . . . . . . . . . . . . . . .      $    (25,656)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $52,192,183) (Note 1). .    $47,868,718
 Cash (Foreign Cash $310,027). . . . . . . . . . . .      1,569,251
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . .        313,838
 Cash held at broker (Note 1). . . . . . . . . . . .         66,334
 Receivable for securities sold. . . . . . . . . . .        135,518
 Dividends, interest and other receivables . . . . .         77,726
 Receivable from investment manager. . . . . . . . .         24,371
 Variation margin receivable on futures contracts
  (Note 1) . . . . . . . . . . . . . . . . . . . . .            982
 Other assets. . . . . . . . . . . . . . . . . . . .          6,255
                                                        -----------
  Total assets . . . . . . . . . . . . . . . . . . .     50,062,993
                                                        -----------
 LIABILITIES
 Payable for securities purchased. . . . . . . . . .        678,328
 Unrealized depreciation of forward foreign currency
  contracts (Note 1) . . . . . . . . . . . . . . . .         38,741
 Payable to custodian. . . . . . . . . . . . . . . .         28,398
 Administrative fees payable . . . . . . . . . . . .         18,869
 Distribution fees payable - Class B . . . . . . . .          9,514
 Trustees' fees payable. . . . . . . . . . . . . . .          1,016
 Accrued expenses (Note 1) . . . . . . . . . . . . .         11,373
                                                        -----------
  Total liabilities. . . . . . . . . . . . . . . . .        786,239
                                                        -----------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . .    $49,276,754
                                                        ===========
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . .    $55,163,191
 Accumulated undistributed net investment loss . . .       (154,738)
 Accumulated undistributed net realized loss . . . .     (1,369,642)
 Unrealized depreciation on investments. . . . . . .     (4,362,057)
                                                        -----------
  Net assets . . . . . . . . . . . . . . . . . . . .    $49,276,754
                                                        ===========
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,179,900 / 274,757 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $      7.93
                                                        ===========
 CLASS B
 Net asset value, offering and redemption price per
  share, $47,096,854 / 5,950,887 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $      7.91
                                                        ===========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $70,643 foreign withholding tax).    $   466,821
 Interest. . . . . . . . . . . . . . . . . . . . . .         22,282
                                                        -----------
  Total income . . . . . . . . . . . . . . . . . . .        489,103
                                                        -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . .        269,568
 Administrative fees . . . . . . . . . . . . . . . .        180,202
 Custodian fees. . . . . . . . . . . . . . . . . . .        169,687
 Distribution fees - Class B . . . . . . . . . . . .         60,069
 Professional fees . . . . . . . . . . . . . . . . .         44,045
 Printing and mailing expenses . . . . . . . . . . .         21,998
 Trustees' fees. . . . . . . . . . . . . . . . . . .          7,378
 Miscellaneous . . . . . . . . . . . . . . . . . . .          6,715
                                                        -----------
  Gross expenses . . . . . . . . . . . . . . . . . .        759,662
 Less:  Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . .       (269,568)
            Reimbursement from investment manager. .        (31,090)
            Fees paid indirectly (Note 1). . . . . .         (5,017)
                                                        -----------
  Net expenses . . . . . . . . . . . . . . . . . . .        453,987
                                                        -----------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . .         35,116
                                                        -----------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on:
 Securities. . . . . . . . . . . . . . . . . . . . .     (1,226,759)
 Futures . . . . . . . . . . . . . . . . . . . . . .       (142,882)
 Foreign currency transactions . . . . . . . . . . .       (307,693)
                                                        -----------
  Net realized loss. . . . . . . . . . . . . . . . .     (1,677,334)
                                                        -----------
 Net unrealized depreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . .     (4,323,465)
 Futures . . . . . . . . . . . . . . . . . . . . . .         (7,603)
 Foreign currency translations . . . . . . . . . . .        (30,989)
                                                        -----------
  Net unrealized depreciation. . . . . . . . . . . .     (4,362,057)
                                                        -----------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . .     (6,039,391)
                                                        -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(6,004,275)
                                                        ===========









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income. . . . . . . . . . . . . . . . . .      $     35,116
 Net realized loss on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .        (1,677,334)
 Net unrealized depreciation on investments and foreign
  currency translations . . . . . . . . . . . . . . . . .        (4,362,057)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .        (6,004,275)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 1,055,961 shares ] . . . . . . . .         9,615,712
 Capital shares repurchased [ (792,872) shares ]. . . . .        (7,080,587)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         2,535,125
                                                               ------------
 CLASS B
 Capital shares sold [ 8,364,895 shares ] . . . . . . . .        73,986,946
 Capital shares repurchased [ (2,425,676) shares ]. . . .       (21,474,394)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .        52,512,552
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .        55,047,677
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        49,043,402
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 49,276,754
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  loss of . . . . . . . . . . . . . . . . . . . . . . . .      $  (154,738)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP TECHNOLOGY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $25,420,584) (Note 1) .    $23,380,256
 Cash . . . . . . . . . . . . . . . . . . . . . . .        182,848
 Receivable for securities sold . . . . . . . . . .        245,331
 Receivable from investment manager . . . . . . . .          9,984
 Dividends, interest and other receivables. . . . .          9,119
 Other assets . . . . . . . . . . . . . . . . . . .         10,965
                                                       -----------
  Total assets. . . . . . . . . . . . . . . . . . .     23,838,503
                                                       -----------
 LIABILITIES
 Payable for securities purchased . . . . . . . . .        236,733
 Options written at value (Premiums
  received $17,579) (Note 1). . . . . . . . . . . .         16,780
 Administrative fees payable. . . . . . . . . . . .         15,621
 Payable to custodian . . . . . . . . . . . . . . .         13,295
 Distribution fees payable - Class B. . . . . . . .          4,673
 Trustees' fees payable . . . . . . . . . . . . . .            620
 Accrued expenses (Note 1). . . . . . . . . . . . .         16,758
                                                       -----------
  Total liabilities . . . . . . . . . . . . . . . .        304,480
                                                       -----------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $23,534,023
                                                       ===========
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $29,662,087
 Accumulated undistributed net investment loss. . .        (27,138)
 Accumulated undistributed net realized loss. . . .     (4,061,399)
 Unrealized depreciation on investments . . . . . .     (2,039,527)
                                                       -----------
  Net assets. . . . . . . . . . . . . . . . . . . .    $23,534,023
                                                       ===========
 CLASS A
 Net asset value, offering and redemption price per
  share, $1,597,040 / 277,474 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $      5.76
                                                       ===========
 CLASS B
 Net asset value, offering and redemption price per
  share, $21,936,983 / 3,820,655 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $      5.74
                                                       ===========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $1,336 foreign withholding tax).    $    22,372
 Interest . . . . . . . . . . . . . . . . . . . . .         15,022
                                                       -----------
  Total income. . . . . . . . . . . . . . . . . . .         37,394
                                                       -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Administrative fees. . . . . . . . . . . . . . . .        159,675
 Investment management fees . . . . . . . . . . . .        146,281
 Custodian fees . . . . . . . . . . . . . . . . . .         60,128
 Professional fees. . . . . . . . . . . . . . . . .         40,313
 Distribution fees - Class B. . . . . . . . . . . .         27,623
 Printing and mailing expenses. . . . . . . . . . .         12,469
 Trustees' fees . . . . . . . . . . . . . . . . . .          4,581
 Miscellaneous. . . . . . . . . . . . . . . . . . .          5,433
                                                       -----------
  Gross expenses. . . . . . . . . . . . . . . . . .        456,503
 Less:  Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . .       (146,281)
            Reimbursement from investment manager .        (87,659)
            Fees paid indirectly (Note 1) . . . . .        (14,942)
                                                       -----------
  Net expenses. . . . . . . . . . . . . . . . . . .        207,621
                                                       -----------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .       (170,227)
                                                       -----------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTES 1 AND 9)
 Realized loss on:
 Securities . . . . . . . . . . . . . . . . . . . .     (4,061,263)
 Options Written. . . . . . . . . . . . . . . . . .           (136)
 Foreign currency transactions. . . . . . . . . . .        (26,008)
                                                       -----------
  Net realized loss . . . . . . . . . . . . . . . .     (4,087,407)
                                                       -----------
 Net unrealized appreciation (depreciation) on:
 Securities . . . . . . . . . . . . . . . . . . . .     (2,040,328)
 Options Written. . . . . . . . . . . . . . . . . .            799
 Foreign currency translations. . . . . . . . . . .              2
                                                       -----------
  Net unrealized depreciation . . . . . . . . . . .     (2,039,527)
                                                       -----------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (6,126,934)
                                                       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(6,297,161)
                                                       ===========









STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . . . . . . . . .      $   (170,227)
 Net realized loss on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .        (4,087,407)
 Net unrealized depreciation on investments and foreign
  currency translations . . . . . . . . . . . . . . . . .        (2,039,527)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .        (6,297,161)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 367,820 shares ] . . . . . . . . .         2,761,334
 Capital shares repurchased [ (102,014) shares ]. . . . .          (648,104)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         2,113,230
                                                               ------------
 CLASS B
 Capital shares sold [ 5,808,886 shares ] . . . . . . . .        40,391,506
 Capital shares repurchased [ (1,999,899) shares ]. . . .       (12,906,904)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .        27,484,602
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .        29,597,832
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        23,300,671
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 23,534,023
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  loss of . . . . . . . . . . . . . . . . . . . . . . . .      $   (27,138)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP HEALTH CARE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $54,691,378) (Note 1) .    $52,136,413
 Cash . . . . . . . . . . . . . . . . . . . . . . .            859
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .        340,147
 Receivable for securities sold . . . . . . . . . .        328,287
 Dividends, interest and other receivables. . . . .         41,632
 Other assets . . . . . . . . . . . . . . . . . . .          4,940
                                                       -----------
  Total assets. . . . . . . . . . . . . . . . . . .     52,852,278
                                                       -----------
 LIABILITIES
 Payable for securities purchased . . . . . . . . .        441,100
 Investment management fees payable . . . . . . . .         27,472
 Administrative fees payable. . . . . . . . . . . .         19,298
 Payable to custodian . . . . . . . . . . . . . . .         10,640
 Distribution fees payable - Class B. . . . . . . .         10,100
 Trustees' fees payable . . . . . . . . . . . . . .            958
 Accrued expenses (Note 1). . . . . . . . . . . . .         10,830
                                                       -----------
  Total liabilities . . . . . . . . . . . . . . . .        520,398
                                                       -----------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $52,331,880
                                                       ===========
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $57,640,981
 Accumulated undistributed net investment loss. . .        (30,016)
 Accumulated undistributed net realized loss. . . .     (2,724,531)
 Unrealized depreciation on investments . . . . . .     (2,554,554)
                                                       -----------
  Net assets. . . . . . . . . . . . . . . . . . . .    $52,331,880
                                                       ===========
 CLASS A
 Net asset value, offering and redemption price per
  share, $2,506,105 / 312,302 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $      8.02
                                                       ===========
 CLASS B
 Net asset value, offering and redemption price per
  share, $49,825,775 / 6,223,734 shares outstanding
  (unlimited amount authorized: $0.001 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $      8.01
                                                       ===========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $6,092 foreign withholding tax).    $   218,117
 Interest . . . . . . . . . . . . . . . . . . . . .         28,407
                                                       -----------
  Total income. . . . . . . . . . . . . . . . . . .        246,524
                                                       -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        339,144
 Administrative fees. . . . . . . . . . . . . . . .        184,132
 Distribution fees - Class B. . . . . . . . . . . .         66,430
 Custodian fees . . . . . . . . . . . . . . . . . .         57,735
 Professional fees. . . . . . . . . . . . . . . . .         45,195
 Printing and mailing expenses. . . . . . . . . . .         23,035
 Trustees' fees . . . . . . . . . . . . . . . . . .          7,869
 Miscellaneous. . . . . . . . . . . . . . . . . . .          5,526
                                                       -----------
  Gross expenses. . . . . . . . . . . . . . . . . .        729,066
 Less:   Waiver of investment management fees
     (Note 6) . . . . . . . . . . . . . . . . . . .       (210,645)
            Fees paid indirectly (Note 1) . . . . .         (8,211)
                                                       -----------
  Net expenses. . . . . . . . . . . . . . . . . . .        510,210
                                                       -----------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .       (263,686)
                                                       -----------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on:
 Securities . . . . . . . . . . . . . . . . . . . .     (2,724,531)
 Foreign currency transactions. . . . . . . . . . .        (13,083)
                                                       -----------
  Net realized loss . . . . . . . . . . . . . . . .     (2,737,614)
                                                       -----------
 Net unrealized appreciation (depreciation) on:
 Securities . . . . . . . . . . . . . . . . . . . .     (2,554,965)
 Foreign currency translations. . . . . . . . . . .            411
                                                       -----------
  Net unrealized depreciation . . . . . . . . . . .     (2,554,554)
                                                       -----------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (5,292,168)
                                                       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(5,555,854)
                                                       ===========





STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . . . . . . . . .      $   (263,686)
 Net realized loss on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .        (2,737,614)
 Net unrealized depreciation on investments and foreign
  currency translations . . . . . . . . . . . . . . . . .        (2,554,554)
                                                               ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . .        (5,555,854)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 432,123 shares ] . . . . . . . . .         3,808,899
 Capital shares repurchased [ (131,489) shares ]. . . . .        (1,070,244)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         2,738,655
                                                               ------------
 CLASS B
 Capital shares sold [ 7,472,365 shares ] . . . . . . . .        65,314,806
 Capital shares repurchased [ (1,260,299) shares ]. . . .       (10,399,079)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .        54,915,727
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .        57,654,382
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .        52,098,528
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,352
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $ 52,331,880
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  loss of . . . . . . . . . . . . . . . . . . . . . . . .      $    (30,016)
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $410,732,139) (Note 1) . . . .    $414,748,340
 Cash (Foreign Cash $1,038,862). . . . . . . . . . . . . .       1,178,065
 Dividends, interest and other receivables . . . . . . . .       2,505,868
 Receivable for forward commitments. . . . . . . . . . . .       2,498,242
 Receivable from Separate Accounts for Trust shares sold .       1,654,923
 Unrealized appreciation of forward foreign currency
  contracts (Note 1) . . . . . . . . . . . . . . . . . . .           4,511
 Other assets. . . . . . . . . . . . . . . . . . . . . . .          25,313
                                                              ------------
  Total assets . . . . . . . . . . . . . . . . . . . . . .     422,615,262
                                                              ------------
 LIABILITIES
 Payable for forward commitments . . . . . . . . . . . . .      70,854,328
 Payable for securities purchased. . . . . . . . . . . . .       1,171,024
 Investment management fees payable. . . . . . . . . . . .         142,763
 Options written at value (Premiums received $191,760) . .          77,650
 Distribution fees payable - Class B . . . . . . . . . . .          68,499
 Administrative fees payable . . . . . . . . . . . . . . .          55,191
 Variation margin payable on futures
  contracts and options on futures (Note 1). . . . . . . .          19,916
 Payable to custodian. . . . . . . . . . . . . . . . . . .          16,672
 Trustees' fees payable. . . . . . . . . . . . . . . . . .           6,245
 Accrued expenses (Note 1) . . . . . . . . . . . . . . . .             258
                                                              ------------
  Total liabilities. . . . . . . . . . . . . . . . . . . .      72,412,546
                                                              ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .    $350,202,716
                                                              ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . . .    $345,400,354
 Accumulated undistributed net investment income . . . . .         174,224
 Accumulated undistributed net realized loss . . . . . . .        (363,875)
 Unrealized appreciation on investments. . . . . . . . . .       4,992,013
                                                              ------------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .    $350,202,716
                                                              ============
 CLASS A
 Net asset value, offering and redemption price per share,
  $4,613,867 / 444,783 shares outstanding (unlimited amount
  authorized: $0.001 par value) (Note 1) . . . . . . . . .    $      10.37
                                                              ============
 CLASS B
 Net asset value, offering and redemption price per share,
  $345,588,849 / 33,337,432 shares outstanding (unlimited
  amount authorized: $0.001 par value) (Note 1). . . . . .    $      10.37
                                                              ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Interest (net of $131 foreign withholding tax). . . . . .    $  6,028,760
                                                              ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . . . .         907,659
 Distribution fees - Class B . . . . . . . . . . . . . . .         371,460
 Administrative fees . . . . . . . . . . . . . . . . . . .         340,639
 Printing and mailing expenses . . . . . . . . . . . . . .          95,148
 Professional fees . . . . . . . . . . . . . . . . . . . .          86,315
 Custodian fees. . . . . . . . . . . . . . . . . . . . . .          52,865
 Trustees' fees. . . . . . . . . . . . . . . . . . . . . .          38,035
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .           6,502
                                                              ------------
  Gross expenses . . . . . . . . . . . . . . . . . . . . .       1,898,623
 Less:  Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . . . . .        (467,915)
            Fees paid indirectly (Note 1). . . . . . . . .            (364)
                                                              ------------
  Net expenses . . . . . . . . . . . . . . . . . . . . . .       1,430,344
                                                              ------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . .       4,598,416
                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTE 1)
 Realized gain (loss) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .       3,695,955
 Futures . . . . . . . . . . . . . . . . . . . . . . . . .         498,776
 Options written . . . . . . . . . . . . . . . . . . . . .          83,822
 Foreign currency transactions . . . . . . . . . . . . . .          (1,112)
                                                              ------------
  Net realized gain. . . . . . . . . . . . . . . . . . . .       4,277,441
                                                              ------------
 Net unrealized appreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .       4,016,201
 Futures . . . . . . . . . . . . . . . . . . . . . . . . .         832,839
 Options written . . . . . . . . . . . . . . . . . . . . .         114,110
 Foreign currency translations . . . . . . . . . . . . . .          28,863
                                                              ------------
  Net unrealized appreciation. . . . . . . . . . . . . . .       4,992,013
                                                              ------------
 NET REALIZED AND UNREALIZED GAIN    . . . . . . . . . . .       9,269,454
                                                              ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .    $ 13,867,870
                                                              ============





STATEMENT OF CHANGES IN NET ASSETS
                                                                YEAR ENDED
                                                             DECEMBER 31, 2002
                                                            -------------------
 INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income. . . . . . . . . . . . . . . . . .      $  4,598,416
 Net realized gain on investments and foreign currency
  transactions. . . . . . . . . . . . . . . . . . . . . .         4,277,441
 Net unrealized appreciation on investments and foreign
  currency translations . . . . . . . . . . . . . . . . .         4,992,013
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . .        13,867,870
                                                               ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class A. . . . . . . . . . . . . . . . . . . . . . . . .           (91,102)
 Class B. . . . . . . . . . . . . . . . . . . . . . . . .        (4,881,631)
                                                               ------------
                                                                 (4,972,733)
                                                               ------------
 Distributions from net realized capital gains
 Class A. . . . . . . . . . . . . . . . . . . . . . . . .           (55,907)
 Class B. . . . . . . . . . . . . . . . . . . . . . . . .        (4,058,404)
                                                               ------------
                                                                 (4,114,311)
                                                               ------------
 TOTAL DIVIDENDS  . . . . . . . . . . . . . . . . . . . .        (9,087,044)
                                                               ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS A
 Capital shares sold [ 1,917,739 shares ] . . . . . . . .        19,692,312
 Capital shares issued in reinvestment of dividends [
  14,332 shares ] . . . . . . . . . . . . . . . . . . . .           147,009
 Capital shares repurchased [ (1,498,947) shares ]. . . .       (15,434,426)
                                                               ------------
 Total Class A transactions . . . . . . . . . . . . . . .         4,404,895
                                                               ------------
 CLASS B
 Capital shares sold [ 34,256,838 shares ]. . . . . . . .       350,425,941
 Capital shares issued in reinvestment of dividends [
  871,759 shares ]. . . . . . . . . . . . . . . . . . . .         8,940,035
 Capital shares repurchased [ (1,802,824) shares ]. . . .       (18,582,165)
                                                               ------------
 Total Class B transactions . . . . . . . . . . . . . . .       340,783,811
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . .       345,188,706
                                                               ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . .       349,969,532
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . . . . . . .           233,184
                                                               ------------
 End of year (a). . . . . . . . . . . . . . . . . . . . .      $350,202,716
                                                               ============
 -----------
 (a)  Includes accumulated undistributed net investment
  income of . . . . . . . . . . . . . . . . . . . . . . .      $    174,224
                                                               ------------




                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss. . . . . . . . . . .        (0.01)            (0.03)
  Net realized and unrealized loss on
  investments. . . . . . . . . . . . . . .        (3.09)            (3.09)
                                                -------           -------
  Total from investment operations . . . .        (3.10)            (3.12)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  6.90           $  6.88
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (31.00)%          (31.20)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,637           $76,577
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . . .         1.10%             1.35%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly. .         0.96%             1.21%
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . .         1.84%             2.09%
Ratio of net investment loss to average net
 assets after waivers  . . . . . . . . . .        (0.31)%           (0.56)%
Ratio of net investment loss to average net
 assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . . .        (0.17)%           (0.42)%
Ratio of net investment loss to average net
 assets before waivers and fees paid
 indirectly (Note 6) . . . . . . . . . . .        (1.05)%           (1.30)%
Portfolio turnover rate. . . . . . . . . .           19%               19%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment loss.      $  0.06           $  0.05



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . .         0.05              0.02
  Net realized and unrealized loss on
  investments. . . . . . . . . . . . . . .        (2.28)            (2.27)
                                                -------           -------
  Total from investment operations . . . .        (2.23)            (2.25)
                                                -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income . .        (0.04)            (0.02)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  7.73           $  7.73
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (22.34)%          (22.53)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,305           $48,689
Ratio of expenses to average net assets
 after waivers and reimbursements. . . . .         1.10%             1.35%
Ratio of expenses to average net assets
 after waivers, reimbursements and fees
 paid indirectly . . . . . . . . . . . . .         1.04%             1.29%
Ratio of expenses to average net assets
 before waivers, reimbursements and fees
 paid indirectly (Note 6). . . . . . . . .         2.02%             2.27%
Ratio of net investment income to average
 net assets after waivers and
 reimbursements. . . . . . . . . . . . . .         0.49%             0.24%
Ratio of net investment income to average
 net assets after waivers, reimbursements
 and fees paid indirectly. . . . . . . . .         0.55%             0.30%
Ratio of net investment loss to average net
 assets before waivers, reimbursements and
 fees paid indirectly (Note 6) . . . . . .        (0.43)%           (0.68)%
Portfolio turnover rate. . . . . . . . . .           39%               39%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment income     $  0.08           $  0.08



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . .         0.09              0.07
  Net realized and unrealized loss on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .        (2.05)            (2.05)
                                                -------           -------
  Total from investment operations . . . .        (1.96)            (1.98)
                                                -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income . .        (0.06)            (0.04)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  7.98           $  7.98
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (19.63)%          (19.84)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,345           $86,036
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . . .         1.10%             1.35%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly. .         0.92%             1.17%
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . .         1.77%             2.02%
Ratio of net investment income to average
 net assets after waivers. . . . . . . . .         0.90%             0.65%
Ratio of net investment income to average
 net assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . . .         1.08%             0.83%
Ratio of net investment income (loss) to
 average net assets before waivers and fees
 paid indirectly (Note 6). . . . . . . . .         0.23%           (0.02)%
Portfolio turnover rate. . . . . . . . . .          129%              129%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment income     $  0.06           $  0.06



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss. . . . . . . . . . .        (0.06)            (0.08)
  Net realized and unrealized loss on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .        (3.64)            (3.64)
                                                -------           -------
  Total from investment operations . . . .        (3.70)            (3.72)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  6.30           $  6.28
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (37.00)%          (37.20)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,571           $85,237
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . . .         1.35%             1.60%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly. .         1.26%             1.51%
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . .         2.06%             2.31%
Ratio of net investment loss to average net
 assets after waivers. . . . . . . . . . .        (0.99)%           (1.24)%
Ratio of net investment loss to average net
 assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . . .        (0.90)%           (1.15)%
Ratio of net investment loss to average net
 assets before waivers and fees paid
 indirectly (Note 6) . . . . . . . . . . .        (1.70)%           (1.95)%
Portfolio turnover rate. . . . . . . . . .          196%              196%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment loss.      $  0.05           $  0.05



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) . . . . . .         0.01            (0.01)
  Net realized and unrealized loss on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .        (2.52)            (2.52)
                                                -------           -------
  Total from investment operations . . . .        (2.51)            (2.53)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  7.49           $  7.47
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (25.10)%          (25.30)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,981           $93,565
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . . .         1.35%             1.60%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly. .         1.21%             1.46%
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . .         1.93%             2.18%
Ratio of net investment income (loss) to
 average net assets after waivers. . . . .         0.03%            (0.22)%
Ratio of net investment income to average
 net assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . . .         0.17%            (0.08)%
Ratio of net investment loss to average net
 assets before waivers and fees paid
 indirectly (Note 6) . . . . . . . . . . .        (0.55)%           (0.80)%
Portfolio turnover rate. . . . . . . . . .           88%               88%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment income
  (loss) . . . . . . . . . . . . . . . . .      $  0.05           $  0.05



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . .         0.03              0.01
  Net realized and unrealized loss on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .        (2.10)            (2.10)
                                                -------           -------
  Total from investment operations . . . .        (2.07)            (2.09)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  7.93           $  7.91
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (20.70)%          (20.90)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,180           $47,097
Ratio of expenses to average net assets
 after waivers and reimbursements. . . . .         1.55%             1.80%
Ratio of expenses to average net assets
 after waivers, reimbursements and fees
 paid indirectly . . . . . . . . . . . . .         1.53%             1.78%
Ratio of expenses to average net assets
 before waivers, reimbursements, and fees
 paid indirectly  (Note 6) . . . . . . . .         2.72%             2.97%
Ratio of net investment income to average
 net assets after waivers and
 reimbursements. . . . . . . . . . . . . .         0.35%             0.10%
Ratio of net investment income to average
 net assets after waivers, reimbursements
 and fees paid indirectly. . . . . . . . .         0.37%             0.12%
Ratio of net investment loss to average net
 assets before waivers, reimbursements and
 fees paid indirectly (Note 6) . . . . . .        (0.82)%           (1.07)%
Portfolio turnover rate. . . . . . . . . .           22%               22%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment income     $  0.10           $  0.10



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss. . . . . . . . . . .        (0.08)            (0.09)
  Net realized and unrealized loss on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .        (4.16)            (4.17)
                                                -------           -------
  Total from investment operations . . . .        (4.24)            (4.26)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  5.76           $  5.74
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (42.50)%          (42.60)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 1,597           $21,937
Ratio of expenses to average net assets
 after waivers and reimbursements. . . . .         1.60%             1.85%
Ratio of expenses to average net assets
 after waivers, reimbursements and fees
 paid indirectly . . . . . . . . . . . . .         1.48%             1.73%
Ratio of expenses to average net assets
 before waivers, reimbursements and fees
 paid indirectly (Note 6). . . . . . . . .         3.52%             3.77%
Ratio of net investment loss to average net
 assets after waivers and reimbursements .        (1.29)%           (1.54)%
Ratio of net investment loss to average net
 assets after waivers, reimbursements and
 fees paid indirectly. . . . . . . . . . .        (1.17)%           (1.42)%
Ratio of net investment loss to average net
 assets before waivers, reimbursements and
 fees paid indirectly (Note 6) . . . . . .        (3.21)%           (3.46)%
Portfolio turnover rate. . . . . . . . . .          154%              154%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment loss.      $  0.13           $  0.13



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP HEALTH CARE PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             ------------------
                                                 CLASS A           CLASS B
                                             ----------------  ----------------
 Net asset value, beginning of year. . . .      $ 10.00           $ 10.00
                                                -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss. . . . . . . . . . .        (0.06)            (0.08)
  Net realized and unrealized loss on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .        (1.92)            (1.91)
                                                -------           -------
  Total from investment operations . . . .        (1.98)            (1.99)
                                                -------           -------
 Net asset value, end of year. . . . . . .      $  8.02           $  8.01
                                                =======           =======
Total return . . . . . . . . . . . . . . .       (19.80)%          (19.90)%
                                                =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .      $ 2,506           $49,826
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . . .         1.60%             1.85%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly. .         1.57%             1.82%
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . .         2.34%             2.59%
Ratio of net investment loss to average net
 assets after waivers  . . . . . . . . . .        (0.73)%           (0.98)%
Ratio of net investment loss to average net
 assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . . .        (0.70)%           (0.95)%
Ratio of net investment loss to average net
 assets before waivers and fees paid
 indirectly (Note 6) . . . . . . . . . . .        (1.47)%           (1.72)%
Portfolio turnover rate. . . . . . . . . .           91%               91%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment loss.      $  0.06           $  0.06



                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
AXA PREMIER VIP CORE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS -- (Continued)

                                             YEAR ENDED DECEMBER 31, 2002(A)
                                             -----------------
                                                 CLASS A          CLASS B
                                             ---------------  -----------------
 Net asset value, beginning of year. . . .       $10.00           $  10.00
                                                 ------           --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . .         0.34               0.31
  Net realized and unrealized gain on
  investments and foreign currency
  transactions . . . . . . . . . . . . . .         0.48               0.49
                                                 ------           --------
  Total from investment operations . . . .         0.82               0.80
                                                 ------           --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income . .        (0.32)             (0.30)
  Distributions from realized gains. . . .        (0.13)             (0.13)
                                                 ------           --------
  Total dividends and distributions. . . .        (0.45)             (0.43)
                                                 ------           --------
 Net asset value, end of year. . . . . . .       $10.37           $  10.37
                                                 ======           ========
Total return . . . . . . . . . . . . . . .         8.42%              8.21%
                                                 ======           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .       $4,614           $345,589
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . . .         0.70%              0.95%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly. .         0.70%              0.95%
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . .         1.01%              1.26%
Ratio of net investment income to average
 net assets after waivers  . . . . . . . .         3.28%              3.03%
Ratio of net investment income to average
 net assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . . .         3.28%              3.03%
Ratio of net investment income to average
 net assets before waivers and fees paid
 indirectly (Note 6) . . . . . . . . . . .         2.97%              2.72%
Portfolio turnover rate. . . . . . . . . .          536%               536%
Effect of voluntary expense limitation
 during the year (Note 6)
 Per share benefit to net investment income      $ 0.03           $   0.03
-----------
# Per share amount is less than $0.01 .
(a)Net investment income and capital changes are based on monthly average shares outstanting.


                       See Notes to Financial Statements.

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2002
Note 1 Organization and Significant Accounting Policies

  AXA Premier VIP Trust (the "Trust") was organized as a Delaware business trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with seven diversified Portfolios and two non-diversified Portfolios (each a "Portfolio"). The non-diversified Portfolios are: AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. The investment manager to each Portfolio is The Equitable Life Assurance Society of the United States ("Equitable" or the "Manager"). The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (each an "Adviser"). On November 29, 2001, Equitable contributed $100,000 in initial seed capital to the Trust. On December 31, 2001, additional seed capital of $2,000,000 was contributed by Equitable to the Trust, and $71,000,000 of seed capital was contributed on January 2, 2002. On January 2, 2002, the Trust commenced public offering of its shares.

  All of the Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets.

  The Trust has the right to issue two classes of shares, Class A and Class B. The Class B shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States, an indirect wholly-owned subsidiary of AXA, and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable or EOC and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class A for all of the Portfolios.

  The investment objectives of each Portfolio are as follows:

  AXA Premier VIP Large Cap Growth Portfolio (advised by Alliance Capital Management L.P. ("Alliance") (an affiliate of Equitable), Dresdner RCM Global Investors LLC ("Dresdner") and TCW Investment Management Company ("TCW")) -- Seeks to achieve long-term growth of capital.

  AXA Premier VIP Large Cap Core Equity Portfolio (advised by Alliance (Bernstein Unit), Janus Capital Management LLC and Thornburg Investment Management, Inc.) -- Seeks to achieve long-term growth of capital.

  AXA Premier VIP Large Cap Value Portfolio (advised by Alliance, Institutional Capital Corporation and MFS Investment Management ("MFS")) -- Seeks to achieve long-term growth of capital.

  AXA Premier VIP Small/Mid Cap Growth Portfolio (advised by Alliance, Provident Investment Counsel, Inc. ("Provident") and RS Investment Management, LP) -- Seeks to achieve long-term growth of capital. Effective August 15, 2002, Provident replaced MFS as an Adviser for the AXA Premier VIP Small/Mid Cap Growth Portfolio.

  AXA Premier VIP Small/Mid Cap Value Portfolio (advised by AXA Rosenberg Investment Management LLC (an affiliate of Equitable), Wellington Management Company, LLP ("Wellington") and TCW) -- Seeks to achieve long-term growth of capital. Effective August 15, 2002, Wellington replaced The Boston Company Asset Management, LLC as an Adviser for the AXA Premier VIP Small/ Mid Cap Value Portfolio.

  AXA Premier VIP International Equity Portfolio (advised by Alliance (Bernstein
Unit), Bank of Ireland Asset Management (U.S.) Limited and OppenheimerFunds, Inc.) -- Seeks to achieve long-term growth of capital.

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  AXA Premier VIP Technology Portfolio (advised by Alliance, Dresdner and Firsthand Capital Management, Inc.) -- Seeks to achieve long-term growth of capital.

  AXA Premier VIP Health Care Portfolio (advised by A I M Capital Management, Inc., Dresdner and Wellington) -- Seeks to achieve long-term growth of capital.

  AXA Premier VIP Core Bond Portfolio (advised by BlackRock Advisors, Inc. and Pacific Investment Management Company LLC) -- Seeks to achieve a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

  The following is a summary of the significant accounting policies of the
Trust:

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

  Stocks listed on national securities exchanges or included on the NASDAQ stock market are valued at the last sale price on the date of valuation, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

  Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

  Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

  Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

  Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees.

  Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

  U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

  Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days, are valued at representative quoted prices.

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

  Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

  Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Board of Trustees.

  Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

  Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily.

  Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

  Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

  All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

  The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

  (i) market value of investment securities, other assets and liabilities - at the valuation date.

  (ii) purchases and sales of investment securities, income and expenses - at the date of such transactions.

  The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

  Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Taxes:

  The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2002 as follows:

                                                    UNDISTRIBUTED
                                                  (OVERDISTRIBUTED)  ACCUMULATED      PAID
                                                   NET INVESTMENT    NET REALIZED      IN
PORTFOLIOS:                                            INCOME        GAIN (LOSS)     CAPITAL
-----------                                       -----------------  ------------  ------------
AXA Premier VIP Large Cap Growth. . . . . . . . .   $ 136,189        $      --     $(136,189)
AXA Premier VIP Large Cap Core Equity . . . . . .       6,417               --        (6,417)
AXA Premier VIP Large Cap Value . . . . . . . . .       7,095             (276)       (6,819)
AXA Premier VIP Small/Mid Cap Growth. . . . . . .     439,963            2,922      (442,885)
AXA Premier VIP Small/Mid Cap Value . . . . . . .      10,311              815       (11,126)
AXA Premier VIP International Equity. . . . . . .    (189,854)         307,692      (117,838)
AXA Premier VIP Technology. . . . . . . . . . . .     143,089           26,008      (169,097)
AXA Premier VIP Health Care . . . . . . . . . . .     233,670           13,083      (246,753)
AXA Premier VIP Core Bond . . . . . . . . . . . .     548,541         (527,005)      (21,536)

  Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 2002 to December 31, 2002, the Portfolios incurred and elected to defer until January 1, 2003 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

                                                                         NET         NET
                                                                       CURRENCY    CAPITAL
PORTFOLIOS:                                                              LOSS        LOSS
-----------                                                            --------  ------------
AXA Premier VIP Large Cap Growth. . . . . . . . . . . . . . . . . .   $     --   $  730,769
AXA Premier VIP Large Cap Core Equity . . . . . . . . . . . . . . .         --      290,127
AXA Premier VIP Large Cap Value . . . . . . . . . . . . . . . . . . .       41      593,652
AXA Premier VIP Small/Mid Cap Growth. . . . . . . . . . . . . . . . .      314    2,122,219
AXA Premier VIP Small/Mid Cap Value . . . . . . . . . . . . . . . . .       --      488,584
AXA Premier VIP International Equity. . . . . . . . . . . . . . . . .  107,382      308,705
AXA Premier VIP Technology. . . . . . . . . . . . . . . . . . . . . .    3,125      418,344
AXA Premier VIP Health Care . . . . . . . . . . . . . . . . . . . . .    5,276       50,642
AXA Premier VIP Core Bond . . . . . . . . . . . . . . . . . . . . . .       --           --

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Organizational Expense:

  Expenses incurred by the Portfolios in connection with their organization were expensed as incurred. The Manager agreed to voluntarily reimburse each Portfolio for these expenses, subject to potential recovery. In connection with organization of the Trust, the Manager advanced the initial amounts.

Fees Paid Indirectly:

  For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. For the year ended December 31, 2002, several Portfolios reduced expenses under these arrangements as follows:

PORTFOLIOS:                                                               AMOUNT
-----------                                                               ------
AXA Premier VIP Large Cap Growth . . . . . . . . . . . . . . . . . . .    $56,669
AXA Premier VIP Large Cap Core Equity  . . . . . . . . . . . . . . . .     16,164
AXA Premier VIP Large Cap Value. . . . . . . . . . . . . . . . . . . .     80,554
AXA Premier VIP Small/Mid Cap Growth . . . . . . . . . . . . . . . . .     34,531
AXA Premier VIP Small/Mid Cap Value. . . . . . . . . . . . . . . . . .     65,149
AXA Premier VIP International Equity . . . . . . . . . . . . . . . . .      5,017
AXA Premier VIP Technology . . . . . . . . . . . . . . . . . . . . . .     14,942
AXA Premier VIP Health Care. . . . . . . . . . . . . . . . . . . . . .      8,211
AXA Premier VIP Core Bond. . . . . . . . . . . . . . . . . . . . . . .        364


Securities Lending:

  For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank ("JPMorgan"), acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. JPMorgan invests the cash collateral and retains a portion of the interest earned. For the year ended December 31, 2002, the Portfolios did not lend any securities.

Repurchase Agreements:

  Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Options Written:

  Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

  Certain Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Portfolio's net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

  The futures contracts and options on futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios' securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates or indices move unexpectedly,

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

  Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if they designate the segregation, either on their records or with the Trust's custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

  Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by "marking to market." The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

  Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller.

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Dollar Roll Transactions

  Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

Market and Credit Risk:

  Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

  The Trust has entered into an investment management agreement (the "Management Agreement") with Equitable. The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with Advisers to manage the investment operations and composition of each and every Portfolio;
(iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2002, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

PORTFOLIOS:                                                           MANAGEMENT FEE
-----------                                                           --------------
AXA Premier VIP Large Cap Growth . . . . . . . . . . . . . .  0.90% of average daily net assets
AXA Premier VIP Large Cap Core Equity. . . . . . . . . . . .  0.90% of average daily net assets
AXA Premier VIP Large Cap Value  . . . . . . . . . . . . . .  0.90% of average daily net assets
AXA Premier VIP Small/Mid Cap Growth . . . . . . . . . . . .  1.10% of average daily net assets
AXA Premier VIP Small/Mid Cap Value. . . . . . . . . . . . .  1.10% of average daily net assets
AXA Premier VIP International Equity . . . . . . . . . . . .  1.05% of average daily net assets
AXA Premier VIP Technology . . . . . . . . . . . . . . . . .  1.20% of average daily net assets
AXA Premier VIP Health Care. . . . . . . . . . . . . . . . .  1.20% of average daily net assets
AXA Premier VIP Core Bond. . . . . . . . . . . . . . . . . .  0.60% of average daily net assets


  On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

  Pursuant to an administrative agreement, Equitable ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust's total ave-rage net assets plus $35,000 per Portfolio and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

  Pursuant to a sub-administration arrangement with Equitable, J.P. Morgan Investors Services Co. ("Sub-administrator") provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4 Custody Fees

  JPMorgan, an affiliate of J.P. Morgan Investors Services Co., serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Distribution Plans

  The Trust has entered into distribution agreements with AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), both indirect wholly-owned subsidiaries of Equitable (collectively, the "Distributors"), pursuant to which the Distributors serve as the principal underwriters of the Class A and Class B shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust ("Distribution Plan"). The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average daily net assets attributable to the Trust's Class B shares for which it provides service. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust's Class B shares. The Trust's Class A shares are not subject to such fees.

Note 6 Expense Limitation

  Pursuant to a contract, Equitable has agreed to make payments or waive its fees to limit the expenses of each Portfolio through April 30, 2003 ("Expense Reimbursement Agreement"). Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense ratio cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average annual net assets (excluding the 0.25% annual fee under the Trust's Class B Distribution Plan) for each Portfolio are limited to:

PORTFOLIOS:
-----------
AXA Premier VIP Large Cap Growth. . . . . . . . . . . . . . . .     1.10%
AXA Premier VIP Large Cap Core Equity . . . . . . . . . . . . .     1.10%
AXA Premier VIP Large Cap Value . . . . . . . . . . . . . . . .     1.10%
AXA Premier VIP Small/Mid Cap Growth. . . . . . . . . . . . . .     1.35%
AXA Premier VIP Small/Mid Cap Value . . . . . . . . . . . . . .     1.35%
AXA Premier VIP International Equity. . . . . . . . . . . . . .     1.55%
AXA Premier VIP Technology. . . . . . . . . . . . . . . . . . .     1.60%
AXA Premier VIP Health Care . . . . . . . . . . . . . . . . . .     1.60%
AXA Premier VIP Core Bond . . . . . . . . . . . . . . . . . . .     0.70%

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  During the year ended December 31, 2002, the Manager received no reimbursement. At December 31, 2002, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

                                                      AMOUNT ELIGIBLE THROUGH  TOTAL ELIGIBLE
                                                     ------------------------ FOR REIMBURSEMENT
PORTFOLIOS:                                             2004         2005     -----------------
-----------                                            --------     --------
AXA Premier VIP Large Cap Growth . . . . . . . . . . . $29,111      $291,043         $320,154
AXA Premier VIP Large Cap Core Equity  . . . . . . . .  29,111       247,010          276,121
AXA Premier VIP Large Cap Value  . . . . . . . . . . .  29,111       299,504          328,615
AXA Premier VIP Small/Mid Cap Growth . . . . . . . . .  29,111       288,155          317,266
AXA Premier VIP Small/Mid Cap Value  . . . . . . . . .  29,111       280,579          309,690
AXA Premier VIP International Equity . . . . . . . . .  29,111       300,658          329,769
AXA Premier VIP Technology . . . . . . . . . . . . . .  29,111       233,940          263,051
AXA Premier VIP Health Care  . . . . . . . . . . . . .  29,111       210,645          239,756
AXA Premier VIP Core Bond  . . . . . . . . . . . . . .  29,112       467,915          497,027

Note 7 Trustees Deferred Compensation Plan

  A deferred compensation plan (the "Plan") for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2002, the total amount deferred by the Trustees participating in the Plan was $54,500.

Note 8 Percentage of Ownership

  At December 31, 2002, Equitable held investments in each of the Portfolios as follows:

PORTFOLIOS:                                      PERCENTAGE OF OWNERSHIP
                                                 -----------------------
AXA Premier VIP Large Cap Growth Portfolio . . . . . . . .  5.5%
AXA Premier VIP Large Cap Core Equity Portfolio  . . . . .  9.6
AXA Premier VIP Large Cap Value Portfolio  . . . . . . . .  5.6
AXA Premier VIP Small/Mid Cap Growth Portfolio . . . . . .  4.5
AXA Premier VIP Small/Mid Cap Value Portfolio  . . . . . .  4.8
AXA Premier VIP International Equity Portfolio . . . . . . 10.2
AXA Premier VIP Technology Portfolio . . . . . . . . . . . 15.9
AXA Premier VIP Health Care Portfolio  . . . . . . . . . .  9.8
AXA Premier VIP Core Bond Portfolio  . . . . . . . . . . .  7.9

AXA PREMIER VIP TRUST
NOTES TO FINANCIAL STATEMENTS -- (Concluded)
December 31, 2002
Note 9 Other

  On January 2, 2002, Dresdner, due to an internal communications error, did not invest available cash on behalf of the AXA Premier VIP Technology Portfolio ("VIP Technology Portfolio") and, as a result, the VIP Technology Portfolio was
not fully invested until January 4, 2002.   Dresdner agreed to reimburse the VIP
Technology Portfolio in an amount that would represent the market value impact on net asset value that the VIP Technology Portfolio would have obtained if cash was invested on January 2, 2002. The market value impact to the VIP Technology Portfolio for the period January 2, 2002 through January 4, 2002 was $142,502 (or $0.23 per share) which represents the amount reimbursed by Dresdner on January 11, 2002. This amount is reflected in the Statement of Operations in Realized Loss on Securities.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of AXA Premier VIP Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 9 portfolios constituting AXA Premier VIP Trust (the "Trust") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For the year ended December 31, 2002, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return and Treasury income were as follows:

                                  70% DIVIDEND
                                   RECEIVED    FOREIGN     FOREIGN      LONG TERM     TREASURY
                                   DEDUCTION    TAXES   SOURCE INCOME  CAPITAL GAIN    INCOME
                                 ------------  -------  -------------  ------------  ----------

AXA Premier VIP Large Cap
 Growth Portfolio. . . . . . . .       --%     $    --    $     --          $--          --%
AXA Premier VIP Large Cap
 Core Equity Portfolio . . . . .   100.00           --          --           --          --
AXA Premier VIP Large Cap
 Value Portfolio . . . . . . . .   100.00           --          --           --          --
AXA Premier VIP Small/Mid Cap
 Growth Portfolio. . . . . . . .       --           --          --           --          --
AXA Premier VIP Small/Mid Cap
 Value Portfolio . . . . . . . .       --           --          --           --          --
AXA Premier VIP International
 Equity Portfolio. . . . . . . .       --       48,673     511,692           --          --
AXA Premier VIP Technology Portfolio . --           --          --           --          --
AXA Premier VIP Health Care Portfolio. --           --          --           --          --
AXA Premier VIP Core Bond Portfolio. . --           --          --           --          --

MANAGEMENT OF THE TRUST (UNAUDITED)

  The Trust's Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios' investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

                                         TERM OF                                   NUMBER OF
                                          OFFICE                                   PORTFOLIOS
                                        AND LENGTH                                    IN
                         POSITION(S)        OF                                      COMPLEX               OTHER
 NAME, ADDRESS AND        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN           DIRECTORSHIPS
 AGE                        TRUST         SERVED         DURING PAST 5 YEARS          BY             HELD BY TRUSTEE
----------------------------------------------------------------------------------  TRUSTEE
                                                                                  -----------------------------------------
                                                   INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
 Peter D. Noris*         Trustee and    From          From May 1995 to present,       53        Director of Alliance
 1290 Avenue of the      Chairman       November      Executive Vice President                  Capital Management L.P.;
 Americas,                              2001          and Chief Investment                      Director of AXA Altenative
 New York, New York                     to present    Officer of AXA Financial,                 Advisors Inc.
 (47)                                                 Inc.; from September 1999
                                                      to present, Executive
                                                      Vice President and Chief
                                                      Executive Office of AXA
                                                      Financial Services LLC;
                                                      from November 1995 to
                                                      present, Executive Vice
                                                      President of AXA Advisors
                                                      LLC.
---------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
 Gerald C. Crotty        Trustee        From          Co-founder and director         19        None
 c/o AXA Premier                        November      of Weichert Enterprise, a
 VIP Trust                              2001          private and public equity
 1290 Avenue of the                     to present    market investment firm;
 Americas,                                            co-founder of Excelsior
 New York, New York                                   Ventures Management, a
 (51)                                                 private equity and
                                                      venture capital firm;
                                                      from 1991 to 1998, held
                                                      various positions with
                                                      ITT Corporation,
                                                      including President and
                                                      COO of ITT Consumer
                                                      Financial Corp. and
                                                      Chairman, President and
                                                      CEO of ITT Information
                                                      Services.
---------------------------------------------------------------------------------------------------------------------------
 Barry Hamerling         Trustee        From          Since 1998, Managing            19        None
 c/o AXA Premier                        November      Partner of Premium Ice
 VIP Trust                              2001          Cream of America; from
 1290 Avenue of the                     to present    1970 to 1998, President
 Americas,                                            of Ayco Co. L.P., the
 New York, New York                                   largest independent
 (56)                                                 financial counseling firm
                                                      in the United States.
---------------------------------------------------------------------------------------------------------------------------

* Affiliated with the Manager and Distributors.

                                        TERM OF                                   NUMBER OF
                                         OFFICE                                   PORTFOLIOS
                                       AND LENGTH                                    IN
                         POSITION(S)       OF                                      COMPLEX          OTHER
 NAME, ADDRESS AND       HELD WITH        TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN      DIRECTORSHIPS
 AGE                       TRUST         SERVED         DURING PAST 5 YEARS          BY        HELD BY TRUSTEE
---------------------------------------------------------------------------------  TRUSTEE
                                                                                 -------------------------------
                                       INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche      Trustee       From          Since 1991, Founder,            19        None
 c/o AXA Premier                       November      Chief Investment Officer
 VIP Trust                             2001          and Managing Director of
 1290 Avenue of the                    to present    Abacus Financial Group, a
 Americas,                                           manager of fixed income
 New York, New York                                  portfolios for
 (45)                                                institutional clients.
----------------------------------------------------------------------------------------------------------------
 Rayman Louis Solomon    Trustee       From          Since 1998, Dean and a          19        None
 c/o AXA Premier                       November      Professor of Law at
 VIP Trust                             2001          Rutgers University School
 1290 Avenue of the                    to present    of Law; prior thereto, an
 Americas,                                           Associate Dean for
 New York, New York                                  Academic Affairs at
 (55)                                                Northwestern University
                                                     School of Law.
----------------------------------------------------------------------------------------------------------------

                                                          OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
 Steven M. Joenk       President       Chief            From July 1999 to present, Senior Vice President of AXA Financial;
 1290 Avenue of the    and Chief       Executive        from 1996 to 1999, Managing Director of MeesPierson.
 Americas, New York,   Executive       Officer from
 New York              Officer         December
 (44)                                  2002 to
                                       present;
                                       President
                                       from Nov-
                                       ember 2001
                                       to present
-----------------------------------------------------------------------------------------------------------------------------
 Patricia Louie        Vice            From             From July 1999 to present, Vice President and Counsel of AXA
 1290 Avenue of the    President       November         Financial and Equitable; from September 1994 to July 1999,
 Americas,             and             2001 to          Assistant General Counsel of The Dreyfus Corporation.
 New York, New York    Secretary       present
 (47)

-----------------------------------------------------------------------------------------------------------------------------
 Kenneth T.            Chief           Chief Finan-     From February 2001 to present, Vice President of AXA Financial;
 Kozlowski             Financial       cial Officer     from October 1999 to February 2001, Assistant Vice President of
 1290 Avenue of the    Officer         from             AXA Financial; from October 1996 to October 1999, Director
 Americas,             and             December         Fund Administration of Prudential Investments.
 New York, New York    Treasurer       2002 to --
 (41)                                  present;
                                       Treasurer
                                       from
                                       November
                                       2001 to
                                       present
-----------------------------------------------------------------------------------------------------------------------------
 Mary E. Cantwell      Vice            From             From February 2001 to present, Vice President of AXA Financial;
 1290 Avenue of the    President       November         from July 1999 to present, Vice President of Equitable; from
 Americas,                             2001 to          September 1997 to July 1999, Assistant Vice President, Office of the
 New York, New York                    present          Chief Investment Officer of Equitable.
 (41)
-----------------------------------------------------------------------------------------------------------------------------
 Kenneth B. Beitler    Vice            From             From May 1999 to present, Senior Investment Analyst and Assistant
 1290 Avenue of the    President       November         Vice President of AXA Financial; prior thereto, an Investment
 Americas,                             2001 to          Systems Development Analyst with TIAA-CREF.
 New York, New York                    present
 (44)
-----------------------------------------------------------------------------------------------------------------------------
                                         86
                                                   OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 Brian E. Walsh        Vice            Vice             From 1999 to present, Senior Fund Administrator and Assistant
 1290 Avenue of the    President       President        Vice President of Equitable; from 1993 to 1999, Manager of
 Americas,             and Assistant   from             Prudential Investments Fund Management.
 New York, New York    Treasurer       December
 (34)                                  2002 to
                                       present;
                                       Assistant
                                       Treasurer
                                       from
                                       November
                                       2001 to
                                       present
-----------------------------------------------------------------------------------------------------------------------------
 Andrew S. Novak       Assistant       From             From May 2002 to present, Counsel of AXA Financial and Equitable;
 1290 Avenue of the    Secretary       September        from May 2001 to April 2002, Associate General Counsel and Chief
 Americas,                             2002 to          Compliance Officer of Royce & Associates, Inc.; from August 1997 to
 New York, New York                    present          August 2000, Vice President and Assistant General Counsel of
 (34)                                                   Mitchell Hutchins Asset Management.
-----------------------------------------------------------------------------------------------------------------------------
 Joseph J. Paolo       Compliance      From             From February 2001 to present, Compliance Officer of AXA Financial
 1290 Avenue of the    Officer         September        and Equitable; from June 1998 to February 2001, Principle Consultant
 Americas,                             2002 to          of PricewaterhouseCoopers LLP; from February 1997 to June 1998,
 New York, New York                    present          Second Vice President of The Chase Manhattan Bank; from August 1992
 (32)                                                   to February 1997, Staff Accountant of U.S. Securities and Exchange
                                                        Commission.
-----------------------------------------------------------------------------------------------------------------------------